OMB APPROVAL

OMB Number: 3235-0570

Expires: October 31, 2006

Estimated average burden hours per response: 19.3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8220

ING Variable Products Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2004

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2004

Class I

ING Variable Products Trust

Domestic Equity and Income Portfolio

▪                  ING VP Real Estate Portfolio

Domestic Equity Growth Portfolios

▪                  ING VP Disciplined LargeCap Portfolio

▪                  ING VP MidCap Opportunities Portfolio

▪                  ING VP SmallCap Opportunities Portfolio

Domestic Equity Value Portfolios

▪                  ING VP Financial Services Portfolio

▪                  ING VP MagnaCap Portfolio

Fixed Income Portfolio

▪                  ING VP High Yield Bond Portfolio

International Equity Portfolio

▪                  ING VP International Value Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	20

Report of Independent Registered Public Accounting Firm	23

Statements of Assets and Liabilities	24

Statements of Operations	26

Statements of Changes in Net Assets	28

Financial Highlights	32

Notes to Financial Statements	40

Portfolios of Investments	52

Tax Information	72

Trustee and Officer Information	73

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•                  You will see a new section entitled “Shareholder Expense Examples”. These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•                  In addition to the normal performance tables included in the Portfolio Managers’ Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•                  Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC’s website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy
President
ING Funds
January 25, 2005

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

In our semi-annual report, we referred to sharp swings in sentiment as investors took stock after the handsome gains of 2003. By the middle of the year, the markets had not done much of anything; however, over the next six months sentiment would change twice more and in the end major asset classes posted respectable returns for the year, if not better.

Global equities gained 10.8% in the six months ended December 31, 2004, according to the Morgan Stanley Capital International (“MSCI”) World Index(1), including net reinvested dividends, and 14.7% for entire year. Nearly one quarter of the annual gain was due to dollar weakness, the main story in the currency markets. The dollar was ahead for most of the year, but by mid October had succumbed to continuing concern over the United States twin budget and trade deficits and whether overseas investors would continue to finance them, raising the nightmare of a disorderly slide in the dollar. In 2004, the euro gained 7.6%, a new record. The yen rose 4.5% to a level not seen since early 2000, while the pound stood 7.4% higher, at a remarkable 12-year peak.

Perhaps the most notable feature in investment grade U.S. fixed income markets in the second six months was the curious “curve flattening” trend. Short-term interest rates drifted up as the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate four times, by 1% in all, while bond yields ignored this and fell in the face of weak economic data and continued foreign central bank purchases. Contrary to earlier fears, tame inflation was a backdrop throughout, while the influential employment reports were weak in July, August, October and December. On December 15, the spread between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. For the six months, the yield on 10-year Treasury Notes fell by 40 basis points to 4.22%, but the yield on 13-week Treasury Bills soared 88 basis points to 2.18%. More broadly, the Lehman Brothers Aggregate Bond Index(2) gained 4.18% for the six months. For the whole year, the Index returned 4.34%, underscoring the dominance of the second half in driving market movement, and implying not much underlying price change over the year.

Prices rose on riskier asset classes, however, as investors chased more attractive returns than investment grade bonds were offering. The Lehman Brothers U.S. Corporate High Yield Bond Index(3) for example, returned a robust 9.64% in the six months through December and 11.13% for the year.

U.S. equities in the form of the Standard & Poor’s (“S&P”) 500 Index(4), rose 7.2% including dividends for the six months ended December 31, 2004, breaching and holding levels not seen since before September 11, 2001. By year end, the market was trading at a price to earnings level of just under 161/2 times 2005 estimated earnings. For the entire year, the Index returned 10.88%. From the middle of the year, equity investors were disappointed by the weak employment reports referred to above and distracted by surging oil prices as well as bad news affecting individual stocks. The market reached its lowest point in mid-August. But after oil prices climbed over $56 per barrel on October 22, and then slumped, equities squeezed out a narrow gain for the month in the last few days. In November, oil prices continued their retreat and the market powered ahead, cheered by this, the clear presidential election result, perceived as business and shareholder friendly, and at last a powerful employment report. By month end, sentiment was further bolstered by an upward revision to third quarter gross domestic product (“GDP”) growth to 4%, which was doubtless encouraging. But the data released also showed that the engine of growth, the U.S. consumer, was only saving at the rate of 0.5% per annum, which many regard as unsustainable. In addition, the rate of corporate profits growth was already falling and in 2005 may not reach double digits. It is hard to see then what dynamic propelled the S&P 500 Index to another 3.5% gain in December. And while many commentators celebrated this break out and the fact that smaller-cap indices had by then scaled all-time high levels, others feared a reversal before 2005 was very old.

International markets had mixed returns in the second half, but all were inflated in dollar terms by the weakness of that currency. Nonetheless even in local currency terms, Europe’s markets regained mid-2002 levels. Japan equities rose 4.6% in dollar terms during the period, based on the MSCI Japan Index(5) plus net dividends, but fell 1.7% in yen. For the year, Japan returned 15.9% in dollars. First half optimism about GDP growth was dashed as growth collapsed or was revised down as the year wore on.

European excluding (“ex”) UK markets advanced 18.2% in the second half of 2004, according to the MSCI Europe ex UK Index(6) (in dollars including net dividends), about one third due to currency. For all of 2004, the region returned 21.6% in dollars. Profits did grow strongly and markets remain cheap, but given all the issues surrounding low domestic demand,

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

unemployment at 8.9% for the last 20 months and inflexible labor markets, arguably they deserve to be.

The UK market returned 15.7% in the six months through December, based on the MSCI UK Index(7) including net dividends, about 40% due to currency. For the whole year, the UK rose 19.6% in dollars. Contrary to the rest of Europe, the Bank of England has been trying to cool consumer demand and a property boom with five interest rate increases in 12 months. They seem to be succeeding for the most part.

(1) The MSCI World Index measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The Lehman Brothers U.S. Corporate High Yield Bond Index is generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 366-0066 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING VP REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation *
as of December 31, 2004

(as a percent of net assets)

* Excludes other assets and liabilities of 3.2% of net assets.

REITs Real Estate Investment Trusts

Portfolio holdings are subject to change daily.

The ING VP Real Estate Portfolio (the “Portfolio”) seeks total return generated from assets in common and preferred stocks of U.S. real estate investment trusts (“REITS”) and real estate companies. The Portfolio is managed by a team of investment specialists led by T. Ritson Ferguson, Portfolio Manager and Chief Investment Officer, and Kenneth D. Campbell, Portfolio Manager and Managing Director, ING Clarion Real Estate Securities LP — the Sub-Adviser.

Performance: For the period May 3, 2004 (inception of the Portfolio) to December 31, 2004, the Portfolio’s I shares provided a total return of 40.01% compared to the Dow Jones Wilshire (“DJW”) Real Estate Securities Index(1), which returned 39.60% for the same period.

Portfolio Specifics: The Portfolio outperformed the Dow Jones Wilshire Real Estate Securities Index return for the month of December and for the fourth quarter gaining 6.20% and 17.95%, respectively versus the benchmark gains of 5.51% and 16.46%. Since inception, the Portfolio is up 40.01%, which is ahead of the benchmark’s 39.60% gain. Outperformance in December and the fourth quarter was essentially all from stock selection, which was generally good across all property sectors. Sector selection was neutral during the last three months of the year.

Current Strategy and Outlook: For the fifth consecutive year, REITs outperformed the S&P 500 Index as the Dow Jones Wilshire Real Estate Securities Index rose 34.77% in 2004. REITs and real estate have emerged as the investment of choice in an environment of low interest rates, modest economic growth, and modest stock market returns. Despite a scare in April that interest rates would increase sharply, the 10-year Treasury bond yield ended the year essentially unchanged from a year ago.

The best performance by property sector generally came from the sectors with the best overall earnings growth. The hotel sector within the benchmark was up 52.0% in 2004 and malls were up 45.2%. The worst performing sectors were manufactured homes (+8.5%) and office properties (+28.0%).

REITs dividends rose 4% in 2004, more than the rate of inflation and well above the 2.5% annual average over the last decade. Seventy-four companies increased their dividends and only two REITs cut their dividends. The main driver of REIT returns, however, was capital appreciation. Continued low interest rates helped drive a repricing of real estate assets. The 28% appreciation in REIT stock prices roughly matched our estimated increase in REIT Net Asset Values (NAVs).

The REIT industry expanded its capital base this year to $300 billion, and average daily trading volume is now $1.2 billion. Total new stock issuance was $13.5 billion including 26 new company Initial Public Offerings. Seven merger deals worth $25 billion were announced in 2004. We expect mergers and acquisitions to continue at a modest pace next year.

REIT valuations are above long-term averages, but we are still cautiously optimistic about the prospects for solid future returns. If the economy continues to grow at a modest rate and real estate market conditions improve, we expect investors to still embrace real estate stocks in 2005. Earnings growth should be positive in all sectors next year.

At present, we favor the hotel, mall and industrial sectors given strong and improving fundamentals and good relative valuations. We would underweight the apartment and office sectors based on valuations and continued soft fundamentals. Earnings growth will be strongest for hotels, storage, and malls and weakest for office.

Top Ten Holdings
as of December 31, 2004
(as a percent of net assets)

Starwood Hotels & Resorts Worldwide, Inc.	5.3%
Simon Property Group, Inc.	5.2%
ProLogis	5.0%
Mills Corp.	5.0%
Boston Properties, Inc.	4.9%
Archstone-Smith Trust	4.0%
United Dominion Realty Trust, Inc.	3.9%
SL Green Realty Corp.	3.9%
Regency Centers Corp.	3.8%
Host Marriott Corp.	3.5%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP REAL ESTATE PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2004

	Since Inception May 3, 2004
Class I	40.01%
DJW Real Estate Securities Index(1)	39.60	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Real Estate Portfolio against the DJW Real Estate Securities Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expense. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 366-0066 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Dow Jones Wilshire Real Estate Securities Index is an unmanaged, market capitalization weighted index of publicly traded real estate securities, such as REITs, real estate operating companies (“REOCs”) and partnerships. The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.

(2)              Since inception performance for the index is shown from May 1, 2004.

ING VP DISCIPLINED LARGECAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation *
as of December 31, 2004

(as a percent of net assets)

* Excludes other assets and liabilities of -0.3% of net assets.

Portfolio holdings are subject to change daily.

The ING VP Disciplined LargeCap Portfolio (the “Portfolio”) seeks capital appreciation by investing primarily in the common stocks included in Standard & Poor’s (“S&P”) 500 Index(1). The Portfolio is managed by a team of investment specialists led by Hugh T.M. Whelan, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class I shares provided a total return of 11.99% compared to the S&P 500 Index, which returned 10.88% for the same period.

Portfolio Specifics: Positive stock selection, especially in the information technology and health care sectors, was the primary contributor to good performance for the year ended December 31, 2004. Stock selection in these sectors was helped by our earnings quality and valuation factors, while price momentum and other market recognition factors did not contribute to security selection in these sectors. These factors were also unhelpful in the industrial and consumer staples sectors, which had the weakest security selection. Sector allocation had a negligible impact on relative performance.

Particular issues that helped yearly performance included overweights in Apple Computer, Inc. and TXU Corp. Soaring profits, outstanding product sales (led by Apple Computer’s iPod, which has begun to drive sales of the iMac computer), and rising earnings forecasts drove shares of Apple Computer up 200% for the year. TXU Corp., the largest Texas power supplier, rallied over the course of the year as business restructuring and strong earnings growth drove its stock higher.

Stocks that hurt yearly performance included an overweight in previously held Walgreen Co. and underweight in AT&T Wireless, which was not owned by the Portfolio. Shares of national drugstore chain Walgreen Co. fell in the first quarter of the year as earnings came in slightly short of expectations and operating margins disappointed. The stock rallied for much of the remainder of the year as it opened new stores, improved margins and increased earnings. AT&T Wireless, the nation’s third largest mobile phone carrier, skyrocketed after announcing in February it would be purchased by Cingular Wireless (the second largest carrier) for $41 billion. Cingular Wireless, which is owned by SBC Communications and BellSouth, is now the largest U.S. mobile phone carrier.

Current Strategy and Outlook: Our outlook for 2005 is positive for equities. Inflation is expected to be benign and oil prices should continue to moderate early in 2005. We believe the Federal Reserve (“Fed”) will continue to raise short-term interest rates, while leaving itself latitude to pause. Earnings are still rising, although at a slower pace in 2005. Job creation should pick up after the impacts of higher oil prices percolate through the economy. Given all these economic factors, gross domestic product is likely to decelerate over the next few months to a trend-like growth rate in 2005.

The Portfolio is overweight in the consumer discretionary and energy sectors and underweight in the information technology and financials sectors. However, our overall sector exposures are by design quite close to the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings
as of December 31, 2004
(as a percent of net assets)

Exxon Mobil Corp.	3.7%
General Electric Co.	3.3%
Johnson & Johnson	2.6%
Microsoft Corp.	2.5%
International Business Machines Corp.	2.4%
Procter & Gamble Co.	2.1%
Citigroup, Inc.	2.1%
Wal-Mart Stores, Inc.	1.9%
Pfizer, Inc.	1.7%
Dell, Inc.	1.7%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP DISCIPLINED LARGECAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004

	1 Year	5 Year	10-Year

Class I	11.99%	(3.26)%	2.20%
S&P 500 Index(1)	10.88%	(2.30)%	12.07%
Lehman Brothers U.S. Government/Credit Bond Index(2)	4.19%	8.00%	7.80%
Composite Index(3)	10.88%	(2.30)%	3.73%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING VP Disciplined LargeCap Portfolio against the Composite Index, the S&P 500 Index and the Lehman Brothers U.S. Government/Credit Bond Index as discussed above. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the reduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 366-0066 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)              The Lehman Brothers U.S. Government/Credit Bond Index is an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.

(3)              The Composite Index is a calculation that reflects the Lehman Brothers U.S. Government/Credit Bond Index, formerly Lehman Brothers Government/Corporate Bond Index, for the period May 6, 1994 (inception of the Portfolio) to April 30, 1999, and the S&P 500 Index for the period May 1, 1999 to December 31, 2004.

ING VP MIDCAP OPPORTUNITIES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation *
as of December 31, 2004

(as a percent of net assets)

*                 Excludes other assets and liabilities of -1.0% of net assets and 9.5% of net assets for short-term investments related to securities lending.

(1)              Includes five industries, which each represent 2 - 3% of net assets.

(2)              Includes sixteen industries, which each represent 1 - 2% of net assets.

(3)              Includes six industries, which each represent less than 1% of net assets.

Portfolio holdings are subject to change daily.

The ING VP MidCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in the common stocks of mid-sized U.S. companies. The Portfolio is managed by a team of investment specialists led by Matthew S. Price, Portfolio Manager, and David C. Campbell, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class I shares provided a total return of 11.54% compared to 15.48% for the Russell MidCap Growth Index(1) and 20.22% for the Russell MidCap Index(2).

Portfolio Specifics: The Portfolio underperformed its Russell MidCap Growth Index benchmark for the year ended December 31, 2004. No exposure in the top performing utilities and telecom sectors, combined with an average cash position of over 3% in 2004’s strong markets caused a significant drain on relative performance. On balance, while sector allocation was only a moderate detriment to performance, stock selection hampered full-year results. In the consumer discretionary sector, previously held Hot Topic and Gentex Corp., were our worst performers. In addition, several health care companies missed earnings estimates and announced lower future earnings guidance, resulting in sharp price declines. These holdings, which have been sold, included Omnicare, Inc. and Accredo Health, Inc. On the other hand, there were many positive contributors in various sectors during 2004, including Coach, Inc., Harmon Intl. Industries, Inc., Peabody Energy Corp., and Adobe Systems, Inc.

Current Strategy and Outlook: Despite the strong market advance during the final quarter of 2004, we continue to believe that the markets are moderately attractive. While we expect interest rates and inflation will rise gradually as 2005 progresses, improving corporate profits, lower energy prices, and reasonable equity valuations all suggest that positive stock market returns are likely this year. During the past several years, value stocks have generally provided better returns than growth stocks, while small capitalization has consistently outperformed larger cap. Looking ahead, we continue to believe that these areas should generate positive returns; however, we think that portfolios should be gradually tilted toward larger cap, growth-oriented names.

Entering 2005, the industrials sector remains the most relatively overweighted sector, while technology remains the most relatively underweighted versus the benchmark. We believe the Portfolio is positioned to benefit from those areas where above-average earnings growth is forecasted, primarily the consumer discretionary, health care and technology sectors.

Top Ten Holdings*
as of December 31, 2004
(as a percent of net assets)

Avid Technology, Inc.	2.0%
Mohawk Industries, Inc.	1.9%
Coach, Inc.	1.9%
Laureate Education, Inc.	1.8%
CACI International, Inc.	1.8%
Midcap SPDR Trust Series 1	1.7%
Inamed Corp.	1.6%
Harman Intl. Industries, Inc.	1.6%
Rockwell Automation, Inc.	1.6%
Adobe Systems, Inc.	1.6%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP MIDCAP OPPORTUNITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004

	1 Year	Since Inception May 5, 2000

Class I	11.54%	(7.74)%
Russell MidCap Growth Index(1)	15.48%	(5.42	)%(3)
Russell MidCap Index(2)	20.22%	7.06	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP MidCap Opportunities Portfolio against the Russell MidCap Growth Index and the Russell MidCap Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 366-0066 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Russell MidCap Growth Index is an unmanaged index that measures the performance of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values.

(2)              The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

(3)              Since inception performance for the index is shown from May 1, 2000.

ING VP SMALLCAP OPPORTUNITIES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation *
as of December 31, 2004

(as a percent of net assets)

*                 Excludes other assets and liabilities of -22.5% of net assets and 22.0% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING VP SmallCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in the common stocks of smaller, lesser-known U.S. companies. The Portfolio is managed by a team of investment specialists led by Matthew S. Price, Portfolio Manager, and David C. Campbell, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class I shares provided a total return of 10.16% compared to 14.31% for the Russell 2000 Growth Index(1) and 18.33% for the Russell 2000 Index(2).

Portfolio Specifics: The Portfolio underperformed its Russell 2000 Growth Index benchmark during 2004 primarily because of poor stock selection in the health care and industrials sectors. Overall, full year sector allocation was a modest contributor to performance as overweighting the strong consumer discretionary sector and underweighting the very weak technology sector were both positive strategies. On the other hand, stock selection hampered full year results as several missed earnings estimates and announcements of lower future earnings guidance caused several health care stocks to experience sharp price declines. These holdings, which have all been sold, include Ligand Pharmaceuticals, Inc., Martek Biosciences Corp., Digene Corp. and Foundry Networks. Conversely, there were many successful stock positions held in various sectors during 2004, including Ceradyne, Inc., Penn National Gaming, Inc., Silicon Image, Inc. and Southwestern Energy Co.

Entering 2005, the consumer discretionary sector remains the most relatively overweighted sector while technology remains the most relatively underweighted versus the benchmark. Overall, the Portfolio is positioned to benefit from those areas where above average earnings growth is forecasted, primarily the consumer discretionary, health care and technology sectors.

Market Outlook: Despite the strong market advance during the final quarter of 2004, we continue to believe that the markets are moderately attractive. While we expect that interest rates and inflation will rise gradually as 2005 progresses, improving corporate profits, lower energy prices, and reasonable equity valuations all suggest that positive stock market returns are likely this year. During the past several years, value stocks have generally provided better returns than growth stocks, while small capitalization stocks have consistently outperformed their larger cap brethren. Looking ahead, we continue to believe that these areas should generate positive returns; however, we think that portfolios should be gradually tilted toward larger cap and growth oriented names.

Top Ten Holdings*
as of December 31, 2004
(as a percent of net assets)

iShares Russell 2000 Growth Index Fund	2.8%
Inamed Corp.	2.4%
Amsurg Corp.	2.3%
Ceradyne, Inc.	2.3%
Shuffle Master, Inc.	2.2%
Avid Technology, Inc.	2.2%
Southwestern Energy Co.	2.2%
SCP Pool Corp.	2.1%
CACI Intl., Inc.	2.1%
Integra LifeSciences Holdings Corp.	2.1%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP SMALLCAP OPPORTUNITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004

	1 Year	5 Year	10-Year

Class I	10.16%	(9.20)%	10.78%
Russell 2000 Growth Index(1)	14.31%	(3.57)%	7.12%
Russell 2000 Index(2)	18.33%	6.61%	11.53%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP SmallCap Opportunities Portfolio against the Russell 2000 Growth Index and the Russell 2000 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 366-0066 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.

(2)              The Russell 2000 Index is an unmanaged index that measures the performance of securities of smaller U.S. companies.

ING VP FINANCIAL SERVICES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation *
as of December 31, 2004

(as a percent of net assets)

* Excludes assets and liabilities of -0.2% of net assets.

Portfolio holdings are subject to change daily.

The ING VP Financial Services Portfolio (the “Portfolio”) seeks long-term capital appreciation by primarily investing in equity securities and equity equivalent securities of companies principally engaged in the financial services industry. The Portfolio is managed by a team of investment specialists led by Robert M. Kloss, Portfolio Manager, and Steven L. Rayner, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the period May 3, 2004 (inception of the Portfolio) to December 31, 2004, the Portfolio’s Class I shares provided a total return of 12.18% compared to 10.00% for the Standard & Poor’s (“S&P”) Financials Index(1) and 10.76% for the S&P 500 Index(2).

Portfolio Specifics: We continued to bias our positioning of the Portfolio toward “offensive” holdings during this period, favoring stocks we believed would benefit on a relative basis from a strengthening economy and would tend to be less vulnerable to a higher interest rate environment that often follows more robust economic growth.

This proved an effective strategy as offensive-oriented stocks surged during the later months of the year, although we had to work through a rough summer and early fall as oil prices induced questions about the sustainability of the economic recovery. The Portfolio outperformed its benchmark for the period, and at this writing, we have largely maintained our offensive stance, as the domestic economy moves forward and the Federal Reserve (“Fed”) continues its measured pace of interest rate increases.

Among the specific stocks that were significant contributors to performance during the period ended December 31, 2004 were asset managers Affiliated Managers Group, Franklin Resources, Inc., and T. Rowe Price Group, Inc.; sub-prime mortgage lender Accredited Home Lenders, which was held during the period; Prosperity Bancshares, Inc. and US Bancorp; commercial lender CIT Group, Inc.; securities broker E*Trade Financial Corp.; and credit card lender Capital One Financial Corp.

Although our holdings of multi-line insurers American Intl. Group, Inc. (AIG) and Hartford Financial Services Group, Inc. suffered due to their involvement in the insurance brokerage scandal, we were underweight AIG, which benefited performance. Hartford Financial was neutral in terms of its impact on return. We continue to hold both firms as of this writing, believing further downside to be limited. The worst losses were First Data Corp. and Bank of America, which we were underweight. Similarly, USBancorp detracted from results because of our underweight in the stock.

Current Strategy and Outlook: In our commentary six months ago, we expressed our conviction that higher interest rates were coming. So far, the Fed has done its part to increase short-term rates, boosting the Fed funds rate from 1.00% in May to 2.25% by year-end. However, while long-term rates have gyrated a bit during the period, they generally remained in the low 4% range.

This flatter yield curve could be a potential negative for interest-spread-driven financials, such as banks. As such, we are maintaining our underweight position in the banking sub-sector. But we must again point out that all financial stocks are not inevitably disadvantaged by higher rates — there are many companies in our universe that will actually benefit from moderately higher rates. Further, higher rates typically result from strong economic growth, which would benefit the earnings of a substantial portion of our universe. We do not foresee the kind of a precipitous rise in interest rates that would likely be a major negative for the market as a whole, including most of the financial universe.

We continue to believe that many capital markets and other offensive names are well-positioned fundamentally, and we have maintained an offensive bias in the portfolio, but given strong performance by these stocks in recent months, we have lightened some of the more fully valued positions and have focused our efforts on finding names that we believe can outperform without benefit of multiple expansion, such as by outgrowing peers through company-specific self-help efforts.

We continue to focus on discerning what we believe to be the best relative values and are wary of companies whose earnings outlook might prove disappointing in a higher rate environment.

Top Ten Holdings
as of December 31, 2004
(as a percent of net assets)

Citigroup, Inc.	6.0%
Wells Fargo & Co.	4.4%
American Intl. Group, Inc.	3.7%
Affiliated Managers Group	3.3%
J.P. Morgan Chase & Co.	3.2%
Freddie Mac	3.0%
Goldman Sachs Group, Inc.	3.0%
U.S. Bancorp	3.0%
Morgan Stanley	3.0%
Hartford Financial Services Group, Inc.	2.9%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP FINANCIAL SERVICES PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2004

	Since Inception May 3, 2004
Class I	12.18%
S&P 500 Financials Index(1)	10.00	%(3)
S&P 500 Index(2)	10.76	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Financial Services against the S&P 500 Financials Index and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The S&P 500 Financials Index is an unmanaged capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500 Index.

(2)              The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3)              Since inception performance for the index is shown from May 1, 2004.

ING VP MAGNACAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation *
as of December 31, 2004

(as a percent of net assets)

Portfolio holdings are subject to change daily.

The ING VP MagnaCap Portfolio (the “Portfolio”) seeks growth of capital, with dividend income as a secondary consideration. The Portfolio is managed by a team of investment specialists led by William F. Coughlin, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class I shares provided a total return of 9.07% compared to 16.49% for the Russell 1000 Value Index(1), 11.40% for the Russell 1000 Index(2), and 15.71% for the Standard & Poor’s (“S&P”) Barra Value Index(3).

Portfolio Specifics: The investment team focuses on high quality companies selling at low price to earnings multiples. The Portfolio is well diversified, with exposure to all the major economic sectors and remains sensitive to the sector weighting of its Russell 1000 Value Index benchmark. During 2004, both sector allocation and stock selection combined to cause the Portfolio to underperform its benchmark. The Portfolio underperformed the benchmark’s return in all sectors. The worst performing stock was Koninklijke Philips Electronics NV. The Portfolio’s largest sector exposure was a 31.1% average weighting in financial services, somewhat below the 34.0% benchmark weighting. While this underweighting had a reasonably neutral allocation impact on results, the poor price performance of the Portfolio’s financial services positions, especially American Intl. Group, Inc. and Fannie Mae, had a decidedly more negative overall effect. The health care sector also negatively impacted overall results from both a sector allocation and stock selection perspective as overweighting this poorly performing sector severely reduced the sector allocation contribution, while several positions, including previously held Bristol-Myers Squibb Co. and Merck & Co., as well as Pfizer, Inc., all suffered price declines in 2004. This had a negative impact on Portfolio results. The strongest contribution from sector allocation was the result of overweighting the energy sector, but while the Portfolio’s stocks performed very well as a group (+26.0%), this was below the benchmark energy sector return of 30.6%. Several stocks in this sector were particularly strong, including Exxon Mobil Corp., ChevronTexaco Corp. and Halliburton Co. Overall, this sector was a positive contributor from a sector allocation perspective, but negative when considering specific stock selection.

Current Strategy and Outlook: Despite the strong market advance during the final quarter of 2004, we continue to believe that the markets are moderately attractive. While we expect that interest rates and inflation will rise gradually as 2005 progresses, improving corporate profits, lower energy prices, and reasonable equity valuations all suggest that positive stock market returns are likely this year. During the past several years, value stocks have generally provided better returns than growth stocks, while small capitalization has consistently outperformed larger cap stocks. Looking ahead, we continue to believe that these areas should generate positive returns; however, we think that portfolios should be gradually tilted toward larger cap, growth-oriented names.

Top Ten Holdings
as of December 31, 2004
(as a percent of net assets)

Honeywell International, Inc.	4.0%
Altria Group, Inc.	3.6%
General Dynamics Corp.	3.5%
Bank of America Corp.	3.5%
ChevronTexaco Corp.	3.5%
Exxon Mobil Corp.	3.4%
Wells Fargo & Co.	3.2%
Merrill Lynch & Co., Inc.	3.0%
Nestle SA ADR	3.0%
Emerson Electric Co.	3.0%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP MAGNACAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004

	1 Year	Since Inception May 8, 2000

Class I	9.07%	0.09%
Russell 1000 Value Index(1)	16.49%	5.82	%(4)
Russell 1000 Index(2)	11.40%	(2.06	)%(4)
S&P Barra Value Index(3)	15.71%	2.76	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP MagnaCap Portfolio against the Russell 1000 Value Index, the Russell 1000 Index and the S&P Barra Value Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 366-0066 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Portfolio invests than the S&P Barra Value Index.

(2)              The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(3)              The S&P Barra Value Index is an unmanaged capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.

(4)              Since inception performance for the index is shown from May 1, 2000.

ING VP HIGH YIELD BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Types *
as of December 31, 2004
(as a percent of net assets)

* Excludes other assets and liabilities of 0.1% of net assets.

Portfolio holdings are subject to change daily.

The ING VP High Yield Bond Portfolio (the “Portfolio”) seeks to provide investors with a high level of current income and total return. The Portfolio is managed by a team of investment specialists led by Greg Jacobs, Portfolio Manager, and Kurt Kringelis, Portfolio Manager, and ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio provided a total return of 7.89% compared to the Lehman Brothers High Yield Bond Index(1), which returned 11.13% for the same period.

Portfolio Specifics: The high yield market ended the year strongly. In the fourth quarter, the Lehman Brothers High Yield Bond Index had a total return of 4.6%, providing investors with 4.6% of excess return over Treasuries. For the year ended December 31, 2004, the total return came in at a healthy 11.1%, with an excess return of 8.0%. Despite modest mutual fund outflows, most of which occurred in the second quarter, and large new issuance volume, the high yield market performed quite well. The strong performance was supported by a growing economy (gross domestic product grew 4.4% in 2004), decline in defaults to near record lows in the 1-2% range, and continued improvement in corporate balance sheets. From a spread perspective, the Index tightened by 80 basis points during December 2004 and 106 basis points during the year. During the fourth quarter, lower quality securities significantly outperformed higher quality securities. During the quarter, BB-rated issues had a total return of 2.9%, B-rated issues had a total return of 4.0%, CCC-rated issues had a total return of 7.7%, and Ca-D issues had a total return of 18.9%. For the full year, BB-rated issues had a total return of 9.6%, B-rated issues had a total return of 10.4%, CCC-rated issues had a total return of 13.8%, and Ca-D-rated issues had a total return of 27.6%.

For most of the year, the Portfolio was positioned to be overweight the middle-tier, B-rated part of the universe, and underweight BB-rated issues, CCC-rated issues, and distressed parts of the market. This negatively impacted portfolio performance, as CCC-rated issues and distressed securities on average significantly outperformed the broad high yield market. For the year, sector positioning had less impact on performance than credit quality positioning, as sector performance was more concentrated than credit quality. However, performance was positively impacted by being overweight basic industries but negatively impacted by underweight positions in electric utilities and financial institutions. In addition, some individual securities, such as Tenet Healthcare Corp. and Allied Waste North America, turned in disappointing performance. Our approximate 6% average cash balance was also a drag on performance.

Current Strategy and Outlook: From a fundamental standpoint, the outlook continues to be favorable for the high yield market. Now that the Federal Reserve (“Fed”) tightening cycle has begun, interest rate increases could limit total returns, but assuming the Fed is able to maintain its measured pace of interest rate increases, we still expect the high yield market to post positive excess returns. With the high yield market trading near the low end of its historical spread range (320 basis points at year-end), spread compression is expected to be modest, and total returns for the year should be at or near coupon levels.

While we are constructive on the market as a whole, we continue to be cautious on the lowest-quality part of the high yield universe and will continue to underweight the CCC-rated quality and distressed parts of the market. At current valuations, we do not believe that investors are being compensated for the risk of future credit loss in the riskiest part of the market.

Top Ten Industries
as of December 31, 2004
(as a percent of net assets)

Media	12.5%
Telecommunications	12.5%
Electric	9.3%
Diversified Financial Services	7.0%
Lodging	5.9%
Oil and Gas	5.7%
Chemicals	4.8%
Forest Products and Paper	4.6%
Entertainment	4.5%
Pipelines	3.5%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP HIGH YIELD BOND PORTFOLIO

Average Annual Total Returns for the Years Ended December 31, 2004

	1 Year	5 Year	10-Year

Class I	7.89%	2.34%	4.99%
Lehman Brothers High Yield Bond Index(1)	11.13%	6.97%	8.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP High Yield Bond Portfolio against the Lehman Brothers High Yield Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 366-0066 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Portfolio.

ING VP INTERNATIONAL VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation *
as of December 31, 2004
(as a percent of net assets)

*      Excludes other assets and liabilities of -3.5% of net assets and 3.6% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING VP International Value Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in foreign companies with market capitalizations greater than $1 billion. The Portfolio is managed by Richard T. Saler and Philip A. Schwartz, CFA, each a Senior Vice President and Director of International Investment Strategy, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class I shares provided a total return of 17.41% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index(1), which returned 20.70% for the same period.

Portfolio Specifics: We commenced the year with a defensive positioning to reflect our expected maturing of the global economic recovery. This strategy was premature and proved to be a headwind, especially in the first and final quarters of the year. For the year, the opportunity cost of holding residual cash in a strong market and underweighting Europe did not prove beneficial, while underweighting a relatively weak Japan added value. The return from the Portfolio’s holdings in emerging markets detracted from results. Within the regions, stock selection proved strong in developed Asia, but cost performance in Japan.

Sector allocation excluding cash added modest value. The selection shortfall within the sectors came primarily from the industrials and materials groups. This was partly offset by material positive selection contributions in the healthcare, consumer discretionary and utilities sectors.

At the security level, the largest detractor was previously held Gold Fields Ltd., which was unexpectedly impacted by a surging South African currency. Our holdings in the Dutch consumer electronics and technology conglomerate Philips Electronics NV, which was held during the period, and Japanese broker Nomura Holding, Inc. (which corrected sharply after a strong 2003) also proved detrimental. On the positive side, our inclusion of previously held OTP Bank Rt. (a Hungarian bank) proved especially beneficial. OPAP SA, a Greek betting and lottery operator held during the period, and CapitaLand Ltd. NPV (a Singaporean real estate developer and operator) also contributed materially to performance, as did utility holdings Electrabel SA (Belgium) and Enel S.p.A. (Italy).

Current Strategy and Outlook: Global economic growth is expected to decelerate in the coming financial year. U.S. consumption growth, stimulated in recent years by a convergence of low interest rates and tax cuts, should be less robust going forward. Combined with a global tax in the form of sustained high energy prices, the global demand outlook is therefore likely to be weaker than in 2003 and 2004. Earnings and cash flow growth in this environment is likely to be relatively modest, with the potential for earnings disappointments rising as 2005 progresses. Adding to the uncertainties is the unresolved war in Iraq. Earnings and cash flow sustainability and visibility and an increasing focus on quality and financial strength are, therefore, characteristics likely to be rewarded.

The Portfolio is positioned accordingly. At the sector level, we commence the new fiscal year with underweight positions in the consumer discretionary, industrial and materials sectors, which collectively finance the overweights of the financial sector (especially in Japan and emerging Asia) and health care. Despite the above-mentioned risks, we continue to see selective opportunities in the emerging markets, albeit fewer than was the case in 2003 and early 2004.

Industry Allocation*
as of December 31, 2004
(as a percent of net assets)

Banks	16.4%
Pharmaceuticals	9.0%
Telecommunications	8.1%
Electric	7.7%
Diversified Financial Services	7.0%
Oil and Gas	5.8%
Insurance	5.5%
Agriculture	3.5%
Real Estate	2.5%
Semiconductors	2.0%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP INTERNATIONAL VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004

	1 Year	5 Year	Since Inception August 8, 1997

Class I	17.41%	3.30%	10.49%
MSCI EAFE Index(1)	20.70%	(0.80)%	3.88	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP International Value Portfolio against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 366-0066 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(2)              Since inception performance for the index is shown from August 1, 1997.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first section of the table shown, “Actual Fund Return”, provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING VP Real Estate Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*

Actual Fund Return
Class I	$1,000.00	$1,252.30	1.05%	$5.94
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.86	1.05%	$5.33

ING VP Disciplined LargeCap Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*

Actual Fund Return
Class I	$1,000.00	$1,085.60	0.90%	$4.72
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.61	0.90%	$4.57

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING VP MidCap Opportunities Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio		Expenses Paid During the Six Months Ended December 31, 2004*

Actual Fund Return
Class I	$1,000.00	$1,061.90	0.90	%**	$4.66
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.61	0.90%		$4.57

ING VP SmallCap Opportunities Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*

Actual Fund Return
Class I	$1,000.00	$1,086.20	0.90%	$4.72
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.61	0.90%	$4.57

ING VP Financial Services Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*

Actual Fund Return
Class I	$1,000.00	$1,102.00	0.80%	$4.23
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.11	0.80%	$4.06

ING VP MagnaCap Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*

Actual Fund Return
Class I	$1,000.00	$1,071.20	0.90%	$4.69
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.61	0.90%	$4.57

ING VP High Yield Bond Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*

Actual Fund Return
Class I	$1,000.00	$1,079.20	0.80%	$4.18
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.11	0.80%	$4.06

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**          Annualized expense ratio excludes a one-time merger expense.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING VP MagnaCap Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*

Actual Fund Return
Class I	$1,000.00	$1,142.70	1.00%	$5.39
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.11	1.00%	$5.08

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
ING Variable Products Trust

We have audited the accompanying statements of assets and liabilities of ING VP Real Estate Portfolio, ING VP Disciplined LargeCap Portfolio, ING VP MidCap Opportunities Portfolio, ING VP SmallCap Opportunities Portfolio, ING VP Financial Services Portfolio, ING VP MagnaCap Portfolio, ING VP High Yield Bond Portfolio, and ING VP International Value Portfolio, each a series of ING Variable Products Trust, including the portfolios of investments, as of December 31, 2004, and the related statements of operations for the year or periods then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 11, 2005

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

	ING VP Real Estate Portfolio	ING VP Disciplined LargeCap Portfolio	ING VP MidCap Opportunities Portfolio	ING VP SmallCap Opportunities Portfolio
ASSETS:
Investments in securities at value+*	$30,364,939	$10,053,098	$123,328,567	$191,615,041
Short-term investments at amortized cost	—	—	12,083,000	43,094,000
Repurchase agreement	—	95,000	4,004,000	5,013,000
Cash	792,924	519	3	587
Cash collateral for futures	—	6,400	—	—
Receivables:
Investment securities sold	70,443	—	1,257,545	927,831
Dividends and interest	189,412	15,550	33,858	7,842
Prepaid expenses	3,370	38	525	911
Reimbursement due from manager	—	—	—	13,468
Total assets	31,421,088	10,170,605	140,707,498	240,672,680

LIABILITIES:
Payable for investment securities purchased	—	—	1,674,123	1,583,867
Payable for fund shares redeemed	—	—	—	292,454
Payable for futures variation margin	—	50	—	—
Payable upon receipt of securities loaned	—	—	12,083,000	43,094,000
Payable to affiliates	22,227	22,366	103,661	156,724
Payable for trustee fees	1,217	3,210	3,555	4,312
Other accrued expenses and liabilities	42,956	31,081	66,519	77,517
Total liabilities	66,400	56,707	13,930,858	45,208,874
NET ASSETS	$31,354,688	$10,113,898	$126,776,640	$195,463,806

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$27,568,252	$15,964,455	$185,783,410	$221,635,233
Undistributed net investment income	66,498	90	—	—
Accumulated net realized loss on investments and futures	(3,647)	(6,903,362)	(87,370,615)	(83,570,049)
Net unrealized appreciation on investments and futures	3,723,585	1,052,715	28,363,845	57,398,622
NET ASSETS	$31,354,688	$10,113,898	$126,776,640	$195,463,806

+ Including securities loaned at value	$—	$—	$11,683,238	$41,771,899
* Cost of investments in securities	$26,641,354	$9,000,503	$94,964,722	$134,216,419

Class I:
Net Assets	$31,354,688	$10,113,898	$83,969,000	$86,218,186
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,302,569	2,503,120	12,244,476	5,302,295
Net asset value and redemption price per share	$13.62	$4.04	$6.86	$16.26

Class S:
Net Assets	n/a	n/a	$42,807,640	$109,245,620
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	n/a	n/a	6,302,469	6,769,803
Net asset value and redemption price per share	n/a	n/a	$6.79	$16.14

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

	ING VP Financial Services Portfolio	ING VP MagnaCap Portfolio	ING VP High Yield Bond Portfolio	ING VP International Value Portfolio

ASSETS:
Investments in securities at value+*	$18,327,605	$39,521,575	$20,076,466	$257,096,423
Short-term investments at amortized cost	—	—	—	9,473,000
Repurchase agreement	1,407,000	398,000	1,686,000	7,024,000
Cash	199	896	716	671
Foreign currencies at value**	—	—	—	16,166
Receivables:
Fund shares sold	—	—	—	335,161
Dividends and interest	18,134	42,424	375,056	399,915
Prepaid expenses	3,342	145	79	2,912
Reimbursement due from manager	7,560	—	477	38,300
Total assets	19,763,840	39,963,040	22,138,794	274,386,548

LIABILITIES:
Payable for investment securities purchased	—	—	10,000	—
Payable for fund shares redeemed	—	—	—	658,784
Payable upon receipt of securities loaned	—	—	—	9,473,000
Income distribution payable	—	—	298,952	—
Payable to affiliates	17,771	35,321	15,574	236,416
Payable for trustee fees	493	1,140	5,896	14,715
Other accrued expenses and liabilities	47,778	19,737	25,324	85,024
Total liabilities	66,042	56,198	355,746	10,467,939
NET ASSETS	$19,697,798	$39,906,842	$21,783,048	$263,918,609

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$18,277,158	$34,319,258	$28,116,163	$211,064,178
Undistributed net investment income (accumulated net investment loss or distributions in excess)	312	—	13,894	(185,215)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(21,716)	(1,978,178)	(7,018,887)	17,091,194
Net unrealized appreciation on investments and foreign currency related transactions	1,442,044	7,565,762	671,878	35,948,452
NET ASSETS	$19,697,798	$39,906,842	$21,783,048	$263,918,609

+ Including securities loaned at value	$—	$—	$—	$9,053,347
* Cost of investments in securities	$16,885,561	$31,955,813	$19,404,588	$221,195,819
** Cost of foreign currencies	$—	$—	$—	$16,169

Class I:
Net Assets	$5,492,636	$8,623,176	$21,783,048	$262,693,825
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	496,712	908,673	6,969,494	20,591,651
Net asset value and redemption price per share	$11.06	$9.49	$3.13	$12.76

Class S:
Net Assets	$14,205,162	$31,283,666	n/a	$1,224,784
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	1,285,517	3,280,714	n/a	94,768
Net asset value and redemption price per share	$11.05	$9.54	n/a	$12.92

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

	ING VP Real Estate Portfolio(1)	ING VP Disciplined LargeCap Portfolio	ING VP MidCap Opportunities Portfolio	ING VP SmallCap Opportunities Portfolio

INVESTMENT INCOME:
Dividends	$463,719	$188,143	$351,777	$390,489
Interest	—	6,041	45,785	70,374
Securities lending income	—	—	16,509	108,345
Total investment income	463,719	194,184	414,071	569,208

EXPENSES:
Investment management fees	63,593	72,943	673,316	1,350,422
Service fees:
Class S	—	—	74,393	241,670
Transfer agent fees:
Class I	102	571	2,107	3,045
Class S	—	—	1,192	2,713
Administrative service fees	7,949	9,725	89,774	180,054
Shareholder reporting expense	14,263	3,000	26,927	69,983
Registration fees	2,904	84	129	903
Professional fees	13,517	3,722	10,787	59,330
Custody and accounting expense	687	2,373	13,914	21,474
Trustee fees	1,227	501	1,376	5,747
Organization fees and offering costs	16,630	—	—	—
Miscellaneous expense	610	1,934	4,160	6,073
Merger expense	—	—	33,988	—
Total expenses	121,482	94,853	932,063	1,941,414
Waived and reimbursed fees	(37,994)	(7,229)	(33,205)	(126,792)
Net expenses	83,488	87,624	898,858	1,814,622
Net investment income (loss)	380,231	106,560	(484,787)	(1,245,414)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
Investments	256,012	1,079,322	2,203,413	2,686,546
Futures	—	(15,337)	—	—
Net realized gain on investments and futures	256,012	1,063,985	2,203,413	2,686,546

Net change in unrealized appreciation or depreciation on:
Investments	3,723,585	(48,922)	6,528,389	15,750,271
Futures	—	120	—	—
Net change in unrealized appreciation or depreciation on investments and futures	3,723,585	(48,802)	6,528,389	15,750,271
Net realized and unrealized gain (loss) on investments and futures	3,979,597	1,015,183	8,731,802	18,436,817
Increase in net assets resulting from operations	$4,359,828	$1,121,743	$8,247,015	$17,191,403

(1)          Portfolio commenced operations on May 3, 2004.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

	ING VP Financial Services Portfolio	ING VP MagnaCap Portfolio	ING VP High Yield Bond Portfolio	ING VP International Value Portfolio
	May 3, 2004(1) to December 31, 2004	Year Ended December 31, 2004	Year Ended December 31, 2004	Year Ended December 31, 2004
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$106,525	$863,285	$73,080	$5,324,388
Interest	10,481	11,028	1,084,014	676,407
Securities lending income	—	—	2,944	20,071
Total investment income	117,006	874,313	1,160,038	6,020,866

EXPENSES:
Investment management fees	49,590	284,657	122,250	2,430,328
Service fees:
Class S	13,558	75,082	—	1,946
Transfer agent fees:
Class I	200	598	1,900	4,623
Class S	256	2,531	—	15
Administrative service fees	6,612	37,954	16,300	243,029
Shareholder reporting expense	15,186	36,391	1,988	73,102
Registration fees	—	—	—	4,685
Professional fees	21,082	14,674	9,158	52,563
Custody and accounting expense	1,699	12,078	6,356	122,876
Trustee fees	504	394	2,824	16,849
Organization and offering costs	16,933	—	—	—
Miscellaneous expense	1,359	6,223	2,207	9,484
Total expenses	126,979	470,582	162,983	2,959,500
Waived and reimbursed fees	(59,999)	(67,851)	(31,352)	(524,997)
Brokerage commission recapture	—	—	—	(679)
Net expenses	66,980	402,731	131,631	2,433,824
Net investment income	50,026	471,582	1,028,407	3,587,042

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	168,520	279,828	311,223	21,562,524
Foreign currency related transactions	—	—	—	(723,501)
Net realized gain on investments and foreign currency related transactions	168,520	279,828	311,223	20,839,023
Net change in unrealized appreciation or depreciation on:
Investments	1,442,044	2,491,879	(100,610)	12,818,478
Foreign currency related transactions	—	—	—	47,908
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	1,442,044	2,491,879	(100,610)	12,866,386
Net realized and unrealized gain on investments and foreign currency related transactions	1,610,564	2,771,707	210,613	33,705,409
Increase in net assets resulting from operations	$1,660,590	$3,243,289	$1,239,020	$37,292,451

(1)          Commencement of operations.

*	Foreign taxes withheld	$—	$9,964	$—	$734,653

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Real Estate Portfolio	ING VP Disciplined LargeCap Portfolio
	May 3, 2004(1) to December 31, 2004	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income	$380,231	$106,560	$64,224
Net realized gain on investments and futures	256,012	1,063,985	79,236
Net change in unrealized appreciation or depreciation on investments and futures	3,723,585	(48,802)	1,634,806
Net increase in net assets resulting from operations	4,359,828	1,121,743	1,778,266

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(247,255)	(116,012)	(64,104)
Return of capital:
Class I	(127,843)	—	—
Net realized gains:
Class I	(328,998)	—	—
Total distributions	(704,096)	(116,012)	(64,104)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,667,798	1,378,761	1,709,462
Dividends reinvested	704,096	116,012	64,104
	28,371,894	1,494,773	1,773,566
Cost of shares redeemed	(672,938)	(1,851,117)	(1,345,819)
Net increase (decrease) in net assets resulting from capital share transactions	27,698,956	(356,344)	427,747
Net increase in net assets	31,354,688	649,387	2,141,909

NET ASSETS:
Beginning of period	—	9,464,511	7,322,602
End of period	$31,354,688	$10,113,898	$9,464,511
Undistributed net investment income at end of period	$66,498	$90	$120

(1)          Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP MidCap Opportunities Portfolio		ING VP SmallCap Opportunities Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment loss	$(484,787)	$(77,797)	$(1,245,414)	$(919,099)
Net realized gain on investments	2,203,413	732,301	2,686,546	6,098,772
Net change in unrealized appreciation or depreciation on investments	6,528,389	3,494,144	15,750,271	37,095,023
Net increase in net assets resulting from operations	8,247,015	4,148,648	17,191,403	42,274,696

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,358,163	18,018,143	36,075,066	98,943,784
Net proceeds from shares issued in merger	103,914,425	—	—	—
Cost of shares redeemed	(23,328,512)	(8,858,736)	(43,873,361)	(51,828,693)
Net increase (decrease) in net assets resulting from capital share transactions	97,944,076	9,159,407	(7,798,295)	47,115,091
Net increase in net assets	106,191,091	13,308,055	9,393,108	89,389,787

NET ASSETS:
Beginning of year	20,585,549	7,277,494	186,070,698	96,680,911
End of year	$126,776,640	$20,585,549	$195,463,806	$186,070,698
Undistributed net investment income at end of year	$—	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Financial Services Portfolio	ING VP MagnaCap Portfolio
	May 3, 2004(1) to December 31, 2004	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income	$50,026	$471,582	$291,124
Net realized gain (loss) on investments	168,520	279,828	(1,172,484)
Net change in unrealized appreciation or depreciation on investments	1,442,044	2,491,879	8,148,404
Net increase in net assets resulting from operations	1,660,590	3,243,289	7,267,044

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(12,489)	(126,264)	(64,502)
Class S	(41,839)	(424,638)	(152,871)
Net realized gains:
Class I	(54,493)	—	—
Class S	(135,743)	—	—
Total distributions	(244,564)	(550,902)	(217,373)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,427,385	7,997,822	17,013,807
Net proceeds from shares issued in merger	—	—	2,799,176
Dividends reinvested	180,318	546,542	217,373
	28,607,703	8,544,364	20,030,356
Cost of shares redeemed	(10,325,931)	(7,744,462)	(8,377,017)
Net increase in net assets resulting from capital share transactions	18,281,772	799,902	11,653,339
Net increase in net assets	19,697,798	3,492,289	18,703,010

NET ASSETS:
Beginning of period	—	36,414,553	17,711,543
End of period	$19,697,798	$39,906,842	$36,414,553
Undistributed net investment income at end of period	$312	$—	$73,751

(1)          Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP High Yield Bond Portfolio		ING VP International Value Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income	$1,028,407	$1,101,035	$3,587,042	$1,494,709
Net realized gain on investments and foreign currency related transactions	311,223	50,714	20,839,023	3,573,423
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(100,610)	1,437,681	12,866,386	26,153,098
Net increase in net assets resulting from operations	1,239,020	2,589,430	37,292,451	31,221,230

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,028,396)	(1,101,051)	(3,298,798)	(1,324,044)
Class S	—	—	(8,322)	(1,672)
Total distributions	(1,028,396)	(1,101,051)	(3,307,120)	(1,325,716)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,185,761	20,335,476	154,197,513	374,729,115
Dividends reinvested	1,006,494	1,101,051	3,307,120	1,325,716
	15,192,255	21,436,527	157,504,633	376,054,831
Cost of shares redeemed	(16,879,820)	(9,426,068)	(90,707,666)	(306,897,912)
Net increase (decrease) in net assets resulting from capital share transactions	(1,687,565)	12,010,459	66,796,967	69,156,919
Net increase (decrease) in net assets	(1,476,941)	13,498,838	100,782,298	99,052,433

NET ASSETS:
Beginning of year	23,259,989	9,761,151	163,136,311	64,083,878
End of year	$21,783,048	$23,259,989	$263,918,609	$163,136,311
Undistributed net investment income (accumulated net investment loss) at end of year	$13,894	$13,883	$(185,215)	$20,135

See Accompanying Notes to Financial Statements

ING VP REAL ESTATE PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

Class I
May 3, 2004(1) to December 31, 2004
Per Share Operating Performance:
Net asset value, beginning of the period	$10.00
Income from investment operations:
Net investment income	$0.34*
Net realized and unrealized gain on investments	$3.64
Total from investment operations	$3.98
Less distributions from:
Net investment income	$0.14
Net realized gains on investments	$0.15
Return of capital	$0.07
Total distributions	$0.36
Net asset value, end of the period	$13.62
Total Return(2)%	40.01

Ratios and Supplemental Data:
Net assets, end of the period (000s)	$31,355
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.05
Gross expenses prior to expense reimbursement(4)%	1.53
Net investment income after expense reimbursement(3)(4)%	4.79
Portfolio turnover rate %	30

(1)     Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(4)              Annualized for periods less than one year.

*                 Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING VP DISCIPLINED LARGECAP PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of the year	$3.65	2.94	3.84	4.39	4.99
Income (loss) from investment operations:
Net investment income	$0.04	0.03	0.03	0.02	0.02
Net realized and unrealized gain (loss) on investments	$0.40	0.71	(0.88)	(0.55)	(0.60)
Total from investment operations	$0.44	0.74	(0.85)	(0.53)	(0.58)
Less distributions from:
Net investment income	$0.05	0.03	0.05	0.02	0.02
Total distributions	$0.05	0.03	0.05	0.02	0.02
Net asset value, end of the year	$4.04	3.65	2.94	3.84	4.39
Total Return(1)%	11.99	25.16	(22.29)	(12.00)	(11.63)

Ratios and Supplemental Data:
Net assets, end of the year (000s)	$10,114	9,465	7,323	17,533	24,322
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.90	0.90	0.90	0.90	0.90
Gross expenses prior to expense reimbursement %	0.98	1.46	1.66	1.62	1.18
Net investment income after expense reimbursement(2)%	1.10	0.83	0.67	0.49	0.42
Portfolio turnover rate %	159	192	167	98	49

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges.

(2)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING VP MIDCAP OPPORTUNITIES PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,				May 5, 2000(1) to December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of the period	$6.15	4.50	6.07	9.05	10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	(0.02)	(0.02)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	$0.73	1.67	(1.55)	(2.97)	(0.95)
Total from investment operations	$0.71	1.65	(1.57)	(2.98)	(0.94)
Less distributions from:
Net investment income	$—	—	—	—	0.01
Total distributions	$—	—	—	—	0.01
Net asset value, end of the period	$6.86	6.15	4.50	6.07	9.05
Total Return(2)%	11.54	36.67	(25.86)	(32.92)	(9.38)

Ratios and Supplemental Data:
Net assets, end of the period (000s)	$83,969	13,496	4,683	3,616	1,995
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.94	0.90	0.88	0.90	0.90
Gross expenses prior to expense reimbursement(4)%	0.96	1.21	1.53	2.66	5.76
Net investment income (loss) after expense reimbursement(3)(4)%	(0.47)	(0.53)	(0.42)	(0.32)	0.40
Portfolio turnover rate %	73	162	387	429	103

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(3)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(4)              Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING VP SMALLCAP OPPORTUNITIES PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of the year	$14.76	10.64	18.88	26.73	29.24
Income (loss) from investment operations:
Net investment loss	$(0.09)	(0.07)	(0.10)	(0.11)	(0.01)
Net realized and unrealized gain (loss) on investments	$1.59	4.19	(8.14)	(7.69)	0.49
Total from investment operations	$1.50	4.12	(8.24)	(7.80)	0.48
Less distributions from:
Net realized gains on investments	$—	—	—	0.05	2.99
Total distributions	$—	—	—	0.05	2.99
Net asset value, end of the year	$16.26	14.76	10.64	18.88	26.73
Total Return(1)%	10.16	38.72	(43.64)	(29.15)	1.09

Ratios and Supplemental Data:
Net assets, end of the year (000s)	$86,218	91,031	64,767	103,273	131,514
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.90	0.90	0.90	0.90	0.90
Gross expenses prior to expense reimbursement %	0.94	1.07	1.23	1.15	0.98
Net investment loss after expense reimbursement(2)%	(0.58)	(0.63)	(0.75)	(0.59)	(0.06)
Portfolio turnover rate %	67	168	414	304	148

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges.

(2)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING VP FINANCIAL SERVICES PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

Class I
May 3, 2004(1) to December 31, 2004
Per Share Operating Performance:
Net asset value, beginning of the period	$10.00
Income from investment operations:
Net investment income	$0.06*
Net realized and unrealized gain on investments	$1.15
Total from investment operations	$1.21
Less distributions from:
Net investment income	$0.04
Net realized gains on investments	$0.11
Total distributions	$0.15
Net asset value, end of the period	$11.06
Total Return(2)%	12.18

Ratios and Supplemental Data:
Net assets, end of the period (000s)	$5,493
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.80
Gross expenses prior to expense reimbursement(4)%	1.71
Net investment income after expense reimbursement(3)(4)%	0.87
Portfolio turnover rate %	95

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(3)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(4)              Annualized for periods less than one year.

*                 Per share data calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING VP MAGNACAP PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,				May 8, 2000(1) to December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of the period	$8.84	6.82	8.93	10.11	10.00
Income (loss) from investment operations:
Net investment income	$0.12	0.10	0.08	0.11	0.05
Net realized and unrealized gain (loss) on investments	$0.67	2.00	(2.11)	(1.17)	0.11
Total from investment operations	$0.79	2.10	(2.03)	(1.06)	0.16
Less distributions from:
Net investment income	$0.14	0.08	0.08	0.12	0.05
Total distributions	$0.14	0.08	0.08	0.12	0.05
Net asset value, end of the period	$9.49	8.84	6.82	8.93	10.11
Total Return(2)%	9.07	31.00	(22.76)	(10.44)	1.61

Ratios and Supplemental Data:
Net assets, end of the period (000s)	$8,623	7,329	4,868	2,301	1,118
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.90	0.95	0.90	0.90	0.90
Gross expenses prior to expense reimbursement(4)%	1.04	1.19	1.20	2.22	7.90
Net investment income after expense reimbursement(3)(4)%	1.40	1.35	1.22	1.27	1.45
Portfolio turnover rate %	18	92	47	72	28

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(3)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(4)              Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING VP HIGH YIELD BOND PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of the year	$3.09	2.83	3.16	3.45	4.30
Income (loss) from investment operations:
Net investment income	$0.20	0.16	0.35	0.26	0.40
Net realized and unrealized gain (loss) on investments	$0.04	0.27	(0.33)	(0.29)	(0.85)
Total from investment operations	$0.24	0.43	0.02	(0.03)	(0.45)
Less distributions from:
Net investment income	$0.20	0.17	0.35	0.26	0.40
Net realized gains on investments	$—	—	—	—	—
Total distributions	$0.20	0.17	0.35	0.26	0.40
Net asset value, end of the year	$3.13	3.09	2.83	3.16	3.45
Total Return(1)%	7.89	15.37	0.46	(1.05)	(11.17)

Ratios and Supplemental Data:
Net assets, end of the year (000s)	$21,783	23,260	9,761	10,461	10,642
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.81	0.81	0.80	0.80	0.80
Gross expenses prior to expense reimbursement %	1.00	1.24	1.46	1.28	1.13
Net investment income after expense reimbursement(2)%	6.31	6.90	9.57	9.76	9.53
Portfolio turnover rate %	158	243	77	109	140

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges.

(2)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING VP INTERNATIONAL VALUE PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of the year	$11.01	8.60	10.27	12.19	14.77
Income (loss) from investment operations:
Net investment income	$0.16	0.14	0.08	0.17	0.24
Net realized and unrealized gain (loss) on investments	$1.74	2.40	(1.66)	(1.58)	0.12
Total from investment operations	$1.90	2.54	(1.58)	(1.41)	0.36
Less distributions from:
Net investment income	$0.15	0.13	0.09	0.18	0.27
Net realized gain on investments	$—	—	—	0.33	2.67
Total distributions	$0.15	0.13	0.09	0.51	2.94
Net asset value, end of the year	$12.76	11.01	8.60	10.27	12.19
Total Return(1)%	17.41	29.92	(15.46)	(11.58)	3.18

Ratios and Supplemental Data:
Net assets, end of the year (000s)	$262,694	162,602	64,042	33,223	26,815
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.00	1.00	1.00	1.00	1.00
Net expenses after expense reimbursement
and brokerage commission recapture(2)%	1.00	1.00	1.00	1.00	1.00
Gross expenses prior to expense reimbursement
and brokerage commission recapture %	1.22	1.45	1.58	1.53	1.44
Net investment income after expense reimbursement
and brokerage commission recapture(2)%	1.48	1.51	0.79	1.57	1.83
Portfolio turnover rate %	98	89	164	24	69

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges.

(2)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004

NOTE 1 — ORGANIZATION

Organization. The ING Variable Products Trust is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exception of ING VP Real Estate Portfolio, which is non-diversified. There are ten investment series which comprise the Trust. The names of the eight Portfolios in this report, which offer Class I shares are ING VP Real Estate Portfolio (“Real Estate Portfolio”), ING VP Disciplined LargeCap Portfolio (“Disciplined LargeCap Portfolio”), ING VP MidCap Opportunities Portfolio (“MidCap Opportunities Portfolio”), ING VP SmallCap Opportunities Portfolio (“SmallCap Opportunities Portfolio”), ING VP Financial Services Portfolio (“Financial Services Portfolio”), ING VP MagnaCap Portfolio (“MagnaCap Portfolio”), ING VP High Yield Bond Portfolio (“High Yield Bond Portfolio”) and ING VP International Value Portfolio (“International Value Portfolio”).

Each Portfolio offers Class I and Class S shares. The two classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including shareholder servicing fees.

ING Investments, LLC (“ING Investments” or the “Investment Manager”), an Arizona limited liability company, serves as the Investment Manager to the Portfolios. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the Sub-Adviser to each Portfolio with the exception of the Real Estate Portfolio. ING Clarion Real Estate Securities L.P. (“ING Clarion”), a Delaware limited partnership, serves as Sub-Adviser to the Real Estate Portfolio. ING Investments, ING IM and ING Clarion are indirect wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution active in the fields of banking, insurance and asset management.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio’s net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. Certain portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolios. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Dividends from net investment income are declared and paid quarterly by each Portfolio, with the exception of the High Yield Bond Portfolio which declares daily and pays quarterly. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characters of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principals generally accepted in the United States of America for investment companies.

F.              Federal Income Taxes. It is the policy of the Portfolios, to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. Each  Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.                Illiquid and Restricted Securities. Each Portfolio may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.            Delayed Delivery Transactions. A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to segregate liquid assets sufficient to cover the purchase price.

L.              Organization Expenses and Offering Costs. Costs incurred with the organization of the Portfolios are expensed as incurred. Costs incurred with the offering of shares of the Portfolios are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, the cost of purchases and the proceeds from the sales of securities, were as follows:

	Purchases	Sales
Real Estate Portfolio	$30,467,331	$4,081,989
Disciplined LargeCap Portfolio	15,368,756	15,802,789
MidCap Opportunities Portfolio	142,493,226	63,199,494
SmallCap Opportunities Portfolio	117,585,515	126,500,883
Financial Services Portfolio	26,123,478	9,406,437
MagnaCap Portfolio	7,942,712	6,665,100
High Yield Bond Portfolio	24,922,959	25,892,991
International Value Portfolio	283,721,968	220,194,658

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an Investment Management Agreement with the Investment Manager. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. The Investment Manager receives an investment advisory fee calculated at an annual rate of 0.80% on the first $100 million and 0.70% in excess of $100 million for the Real Estate Portfolio. For the Disciplined LargeCap, SmallCap Opportunities and High Yield Bond Portfolios, the Investment Manager receives an investment advisory fee of 0.75% on the first $250 million, 0.70% on next $250 million, 0.65% on next $250 million, 0.60% on next $250 million, and 0.55% in excess of $1 billion of average daily net assets. The fee for the MidCap Opportunities and MagnaCap Portfolios is 0.75% of average daily net assets. For the Financial Services Portfolio, the Investment Manager receives an investment advisory fee of 0.75% on the first $500 million and 0.70% in excess of $500 million. The Investment Manager receives an investment advisory fee of 1.00% of average daily net assets from the International Value Portfolio.

The Investment Manager has engaged ING IM to serve as Sub-Adviser to all of the Portfolios with the exception of the Real Estate Portfolio. ING Clarion serves as Sub-Adviser to the Real Estate Portfolio pursuant to a Sub-Advisory Agreement.

ING Funds Services, LLC (the “Administrator”), an indirect wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets.

NOTE 5 — SHAREHOLDER SERVICE FEES

Class S shares of each Portfolio are subject to a Shareholder Services Plan (the “Plan”). Under the Plan, each Portfolio pays the Administrator a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares. The Administrator is entitled to use the proceeds from the Plan to make payments to insurance companies, broker-dealers or other financial intermediaries for providing services to shareholders of Class S shares.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 5 — SHAREHOLDER SERVICE FEES (continued)

During the year ended December 31, 2004, the Administrator voluntarily waived 0.05% of the 0.25% fee for the MidCap Opportunities, SmallCap Opportunities, MagnaCap and International Value Portfolios.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Manager may direct the Portfolio’s portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amount credited to the Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

At December 31, 2004, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services Fees	Total
Real Estate Portfolio	$19,802	$2,425	$—	$22,227
Disciplined
LargeCap
Portfolio	21,507	859	—	22,366
MidCap
Opportunities
Portfolio	86,007	10,550	7,104	103,661
SmallCap
Opportunities
Portfolio	122,319	16,306	18,099	156,724
Financial Services
Portfolio	13,371	1,585	2,815	17,771
MagnaCap Portfolio	26,712	3,351	5,258	35,321
High Yield Bond
Portfolio	13,742	1,832	—	15,574
International
Value Portfolio	214,748	21,471	197	236,416

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Manager has entered into a written Expense Limitation Agreement with the Portfolios under which it will limit the expenses of each Portfolio, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class I	Class S
Real Estate Portfolio	1.05%	N/A
Disciplined LargeCap Portfolio	0.90%	N/A
MidCap Opportunities Portfolio	0.90%	1.10%
SmallCap Opportunities Portfolio	0.90%	1.10%
Financial Services Portfolio	0.80%	1.05%
MagnaCap Portfolio	0.90%	1.10%
High Yield Bond Portfolio	0.80%	N/A
International Value Portfolio	1.00%	1.20%

The Investment Manager may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Portfolios expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2004, the cumulative amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	December 31,
	2005	2006	2007	Total

Real Estate Portfolio	$—	$—	$37,994	$37,994
Disciplined LargeCap
Portfolio	86,601	42,866	7,229	136,696
MidCap Opportunities
Portfolio	37,386	40,389	18,327	96,102
SmallCap Opportunities
Portfolio	364,347	219,963	78,459	662,769
Financial Services
Portfolio	—	—	59,999	59,999
MagnaCap Portfolio	40,492	57,974	52,835	151,301
High Yield Bond
Portfolio	66,634	69,878	31,352	167,864
International Value
Portfolio	287,790	439,293	524,608	1,251,691

The Expense Limitation Agreement is contractural and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Portfolios included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

The following Portfolios utilized the line of credit during the year ended December 31, 2004:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Financial Services Portfolio	4	$1,072,500	2.32%
High Yield Bond Portfolio	1	1,200,000	1.75%
International Value Portfolio	1	2,080,000	2.26%

NOTE 9 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

Class I Shares
May 3, 2004(1) to December 31, 2004
Real Estate Portfolio (Number of Shares)
Shares sold	2,308,199
Dividends reinvested	53,085
Shares redeemed	(58,715)
Net increase in shares outstanding	2,302,569

Real Estate Portfolio ($)
Shares sold	$27,667,798
Dividends reinvested	704,096
Shares redeemed	(672,938)
Net increase	$27,698,956

(1)   Commencement of operations.

	Class I Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003
Disciplined LargeCap Portfolio (Number of Shares)
Shares sold	370,391	550,175
Dividends reinvested	30,125	19,736
Shares redeemed	(491,516)	(470,332)
Net increase (decrease) in shares outstanding	(91,000)	99,579

Disciplined LargeCap Portfolio ($)
Shares sold	$1,378,761	$1,709,462
Dividends reinvested	116,012	64,104
Shares redeemed	(1,851,117)	(1,345,819)
Net increase (decrease)	$(356,344)	$427,747

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
MidCap Opportunities Portfolio (Number of Shares)
Shares sold	1,088,096	2,618,922	1,704,402	775,127
Shares issued in merger	11,244,061	—	4,932,654	—
Shares redeemed	(2,281,004)	(1,466,590)	(1,495,266)	(195,094)
Net increase in shares outstanding	10,051,153	1,152,332	5,141,790	580,033

MidCap Opportunities Portfolio ($)
Shares sold	$6,850,158	$13,808,864	$10,508,005	$4,209,279
Shares issued in merger	72,407,765	—	31,506,660	—
Shares redeemed	(14,124,746)	(7,870,262)	(9,203,766)	(988,474)
Net increase	$65,133,177	$5,938,602	$32,810,899	$3,220,805

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
SmallCap Opportunities Portfolio (Number of Shares)
Shares sold	998,412	3,911,937	1,435,022	3,874,106
Shares redeemed	(1,861,892)	(3,830,798)	(1,138,958)	(408,580)
Net increase (decrease) in shares outstanding	(863,480)	81,139	296,064	3,465,526

SmallCap Opportunities Portfolio ($)
Shares sold	$14,970,291	$49,544,832	$21,104,775	$49,398,952
Shares redeemed	(27,406,839)	(46,516,737)	(16,466,522)	(5,311,956)
Net increase (decrease)	$(12,436,548)	$3,028,095	$4,638,253	$44,086,996

	Class I Shares	Class S Shares
	May 3, 2004(1) to December 31, 2004	May 3, 2004(1) to December 31, 2004
Financial Services Portfolio (Number of Shares)
Shares sold	618,809	2,165,119
Dividends reinvested	253	16,463
Shares redeemed	(122,350)	(896,065)
Net increase in shares outstanding	496,712	1,285,517

Financial Services Portfolio ($)
Shares sold	$6,435,435	$21,991,950
Dividends reinvested	2,736	177,582
Shares redeemed	(1,233,285)	(9,092,646)
Net increase	$5,204,886	$13,076,886

(1)   Commencement of operations.

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
MagnaCap Portfolio (Number of Shares)
Shares sold	282,223	968,985	610,902	1,342,337
Shares issued in merger	—	—	—	338,482
Dividends reinvested	14,035	8,304	46,461	19,705
Shares redeemed	(216,576)	(862,524)	(650,298)	(302,412)
Net increase in shares outstanding	79,682	114,765	7,065	1,398,112

MagnaCap Portfolio ($)
Shares sold	$2,518,638	$7,259,926	$5,479,184	$9,753,881
Shares issued in merger	—	—	—	2,799,176
Dividends reinvested	126,263	64,502	420,279	152,871
Shares redeemed	(1,931,652)	(6,441,707)	(5,812,810)	(1,935,310)
Net increase	$713,249	$882,721	$86,653	$10,770,618

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class I Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003
High Yield Bond Portfolio (Number of Shares)
Shares sold	4,607,955	7,524,302
Dividends reinvested	329,134	372,987
Shares redeemed	(5,483,824)	(3,827,201)
Net increase (decrease) in shares outstanding	(546,735)	4,070,088

High Yield Bond Portfolio ($)
Shares sold	$14,185,761	$20,335,476
Dividends reinvested	1,006,494	1,101,051
Shares redeemed	(16,879,820)	(9,426,068)
Net increase (decrease)	$(1,687,565)	$12,010,459

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004(1)	Year Ended December 31, 2003
International Value Portfolio (Number of Shares)
Shares sold	13,585,671	40,470,805	84,315	59,802
Dividends reinvested	288,658	144,032	715	159
Shares redeemed	(8,046,088)	(33,301,447)	(38,116)	(16,924)
Net increase in shares outstanding	5,828,241	7,313,390	46,914	43,037

International Value Portfolio ($)
Shares sold	$153,218,221	$374,101,643	$979,292	$627,472
Dividends reinvested	3,298,798	1,324,044	8,322	1,672
Shares redeemed	(90,256,715)	(306,726,549)	(450,951)	(171,363)
Net increase	$66,260,304	$68,699,138	$536,663	$457,781

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2004, the Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Value of Collateral
MidCap Opportunities Portfolio	$11,683,238	$12,083,000
SmallCap Opportunities Portfolio	41,771,899	43,094,000
International Value Portfolio	9,053,347	9,473,000

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

Non-Diversified. The Real Estate Portfolio is classified as a non-diversified investment company under the Investment Company Act, which means that the Portfolio is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company.

NOTE 12 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Portfolio has a diversified portfolio, High Yield Bond Portfolio invests substantially in lower rated and comparable quality unrated high

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 12 — CREDIT RISK AND DEFAULTED SECURITIES (continued)

yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities.

The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 2004, the High Yield Bond Portfolio held one security in default, Adelphia Business Solutions. It is each Portfolio’s accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted securities for the current reporting period.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of available earnings and profits, current and accumulated, for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2004:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains (Losses)
Real Estate Portfolio	$(2,861)	$(66,478)	$69,339
Disciplined Large Cap
Portfolio	(9,684)	9,422	262
MidCap Opportunities
Portfolio	86,937,176	484,787	(87,421,963)
SmallCap Opportunities
Portfolio	(1,245,414)	1,245,414	—
Financial Services
Portfolio	(4,614)	4,614	—
MagnaCap Portfolio	(5,569)	5,569	—
International Value
Portfolio	—	(485,272)	485,272

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2004			Year Ended December31, 2003
	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income
Real Estate Portfolio	$488,034	$88,219	$127,843	$—
Disciplined LargeCap
Portfolio	116,012	—	—	64,104
Financial Services
Portfolio	244,564	—	—	—
MagnaCap
Portfolio	550,902	—	—	217,373
High Yield Bond
Portfolio	1,028,396	—	—	1,101,051
International Value
Portfolio	3,307,120	—	—	1,325,716

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2004 are as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Appreciation (Depreciation)	Post October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Real Estate Portfolio	$—	$—	$3,786,436	$—	$—
Disciplined LargeCap Portfolio	—	—	997,097	—	$(600,647)	2008
					(2,313,281)	2009
					(2,903,690)	2010
					(1,030,036)	2011
					$(6,847,654)
MidCap Opportunities Portfolio	—	—	28,363,845	—	$(59,328,353)	2008
					(26,270,122)	2009
					(1,322,140)	2010
					$(87,370,615)
SmallCap Opportunities Portfolio	—	—	57,394,917	—	$(34,641,414)	2009
					(48,484,885)	2010
					(440,045)	2011
					$(83,566,344)
Financial Services Portfolio	136,047	—	1,284,593	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Appreciation (Depreciation)	Post October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
MagnaCap Portfolio	$—	$—	$7,564,340	$—	$(804,230)	2010
					(1,172,526)	2011
					$(1,976,756)

High Yield Bond Portfolio	13,894	—	664,930	—	$(1,169,145)	2007
					(1,985,982)	2008
					(2,658,631)	2009
					(1,198,181)	2010
					$(7,011,939)

International Value Portfolio	8,498,189	12,308,106	32,107,086	(58,950)	$—

NOTE 14 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolio’s Board, the following securities held in the High Yield Bond Portfolio have been deemed to be illiquid. The Portfolio currently limits investment in illiquid securities to 15% of the Portfolio’s net assets, at market value, at time of purchase.

Security	Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Adelphia Business Solutions	908	7/20/00	$—	$—	0.0%
Dayton Superior Corp.	150	8/07/00	2,792	2	0.0%
Jordan Telecommunications	150	1/31/00	—	3,909	0.0%

NOTE 15 — REORGANIZATION

On November 8, 2003, the MagnaCap Portfolio as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of the ING VP Large Company Value Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000)	Total Net Assets of Acquiring Portfolio (000)	Acquired Portfolio Unrealized Appreciation (000)	Conversion Ratio
MagnaCap Portfolio	ING VP Large Company Value Portfolio	$2,799	$28,994	$207	1.34

The net assets of MagnaCap Portfolio after the acquisition were approximately $31,793,000.

On April 17, 2004, MidCap Opportunities Portfolio as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of the ING VP Growth + Value Portfolio and the ING VP Growth Opportunities Portfolio, also listed below (“Acquired Portfolios”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000)	Total Net Assets of Acquiring Portfolio (000)	Acquired Portfolio Unrealized Appreciation (000)	Conversion Ratio
MidCap Opportunities Portfolio	ING VP Growth + Value Portfolio	$64,114	$23,820	$11,656	2.19
MidCap Opportunities Portfolio	ING VP Growth Opportunities Portfolio	39,800	23,820	6,663	0.81

The net assets of the MidCap Opportunities Portfolio after the acquisition were approximately $127,734,000.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•                  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

PORTFOLIO OF INVESTMENTS
ING VP REAL ESTATE PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
REAL ESTATE INVESTMENT TRUST: 91.5%

	Apartments: 18.1%
4,700	Apartment Investment & Management Co.		$181,138
32,390	Archstone-Smith Trust		1,240,537
11,910	AvalonBay Communities, Inc.		896,823
17,980	Camden Property Trust		916,980
7,300	Essex Property Trust, Inc.		611,740
17,100	Post Properties, Inc.		596,790
49,920	United Dominion Realty Trust, Inc.		1,238,016
			5,682,024
	Diversified: 7.7%
13,700	American Campus Communities, Inc.		308,113
24,980	Liberty Property Trust		1,079,136
13,600	Vornado Realty Trust		1,035,368
			2,422,617
	Health Care: 1.9%
49,970	Omega Healthcare Investors, Inc.		589,646
			589,646
	Hotels: 5.4%
62,680	Host Marriott Corp.		1,084,364
9,470	LaSalle Hotel Properties		301,430
18,400	Strategic Hotel Capital, Inc.		303,600
			1,689,394
	Office Property: 21.5%
24,080	Arden Realty, Inc.		908,298
23,520	Boston Properties, Inc.		1,521,038
21,250	Corporate Office Properties Trust SBI MD		623,688
32,650	Maguire Properties, Inc.		896,569
13,270	Prentiss Properties Trust		506,914
20,400	SL Green Realty Corp.		1,235,220
56,810	Trizec Properties, Inc.		1,074,845
			6,766,572
	Regional Malls: 17.7%
7,890	CBL & Associates Properties, Inc.		602,402
20,200	General Growth Properties, Inc.		730,432
16,380	Macerich Co.		1,028,664
24,390	Mills Corp.		1,555,106
25,360	Simon Property Group, Inc.		1,640,031
			5,556,635
	Shopping Centers: 10.9%
18,580	Acadia Realty Trust		$302,854
20,690	Developers Diversified Realty Corp.		918,015
16,100	Pan Pacific Retail Properties, Inc.		1,009,470
21,260	Regency Centers Corp.		1,177,804
			3,408,143
	Storage: 0.9%
20,500	Extra Space Storage, Inc.		273,265
			273,265
	Warehouse: 7.4%
24,720	Catellus Development Corp.		756,432
35,960	ProLogis		1,558,147
			2,314,579
	Total Real Estate Investment Trust (Cost $25,286,589)		28,702,875

COMMON STOCK: 5.3%

	Lodging: 5.3%
28,460	Starwood Hotels & Resorts Worldwide, Inc.		1,662,064
	Total Common Stock (Cost $1,354,765)		1,662,064
	Total Investments In Securities (Cost $26,641,354)*	96.8%	$30,364,939
	Other Assets and Liabilities-Net	3.2	989,749
	Net Assets	100.0%	$31,354,688

*	Cost for federal income tax purposes is $26,578,503. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation		$3,786,436
	Gross Unrealized Depreciation		(—)
	Net Unrealized Appreciation		$3,786,436

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP DISCIPLINED LARGECAP PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 99.4%
		Aerospace/Defense: 3.4%
1,900		Boeing Co.	$98,362
630		General Dynamics Corp.	65,898
1,340		Lockheed Martin Corp.	74,437
1,560		Raytheon Co.	60,575
430		United Technologies Corp.	44,441
			343,713
		Agriculture: 1.4%
1,750		Altria Group, Inc.	106,925
703		UST, Inc.	33,821
			140,746
		Apparel: 1.4%
810	@	Coach, Inc.	45,684
780		Nike, Inc.	70,738
450		VF Corp.	24,921
			141,343
		Auto Manufacturers: 1.3%
4,950		Ford Motor Co.	72,468
700		Paccar, Inc.	56,336
			128,804
		Banks: 5.5%
3,430		Bank of America Corp.	161,175
690		Comerica, Inc.	42,104
1,640		KeyCorp	55,596
1,975		National City Corp.	74,161
1,580		U.S. Bancorp	49,486
1,650		Wachovia Corp.	86,790
1,440		Wells Fargo & Co.	89,496
			558,808
		Beverages: 1.7%
120		Adolph Coors Co.	9,080
2,120		Coca-Cola Co.	88,256
1,430		PepsiCo, Inc.	74,646
			171,982
		Biotechnology: 0.7%
1,110	@	Amgen, Inc.	71,207
			71,207
		Chemicals: 1.6%
790		Dow Chemical Co.	39,113
890		E.I. du Pont de Nemours & Co.	43,655
740		PPG Industries, Inc.	50,438
640		Sherwin-Williams Co.	28,563
			161,769
		Commercial Services: 0.9%
540		Equifax, Inc.	15,174
770		H&R Block, Inc.	37,730
1,320		McKesson Corp.	41,527
			94,431
		Computers: 6.0%
1,210	@	Apple Computer, Inc.	77,924
4,090	@	Dell, Inc.	172,353
2,553		Hewlett-Packard Co.	53,536
2,440		International Business Machines Corp.	$240,535
2,600	@,X	Seagate Technology	—
11,660	@	Sun Microsystems, Inc.	62,731
			607,079
		Cosmetics/Personal Care: 3.1%
2,230		Gillette Co.	99,859
3,860		Procter & Gamble Co.	212,609
			312,468
		Distribution/Wholesale: 0.6%
780		Genuine Parts Co.	34,366
380		W.W. Grainger, Inc.	25,316
			59,682
		Diversified Financial Services: 7.5%
2,360		American Express Co.	133,033
420		Bear Stearns Cos., Inc.	42,970
840		Capital One Financial Corp.	70,736
860		CIT Group, Inc.	39,405
4,400		Citigroup, Inc.	211,992
850		Fannie Mae	60,529
820		Lehman Brothers Holdings, Inc.	71,734
840		Merrill Lynch & Co., Inc.	50,207
980		Morgan Stanley	54,410
1,220	@	Providian Financial Corp.	20,093
			755,109
		Electric: 3.2%
2,470	@	AES Corp.	33,765
720		Constellation Energy Group, Inc.	31,471
2,780		Duke Energy Corp.	70,418
1,230		Edison Intl.	39,397
590		Exelon Corp.	26,001
769		PPL Corp.	40,972
580		Southern Co.	19,442
900		TXU Corp.	58,104
			319,570
		Electronics: 0.4%
680		PerkinElmer, Inc.	15,293
740	@	Thermo Electron Corp.	22,341
			37,634
		Food: 0.8%
650		SUPERVALU, Inc.	22,438
859		Wm. Wrigley Jr. Co.	59,434
			81,872
		Forest Products and Paper: 1.1%
440		International Paper Co.	18,480
900		MeadWestvaco Corp.	30,501
880		Weyerhaeuser Co.	59,154
			108,135
		Gas: 0.4%
1,020		Sempra Energy	37,414
			37,414
		Hand/Machine Tools: 0.3%
350		Black & Decker Corp.	30,916
			30,916

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP DISCIPLINED LARGECAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Healthcare-Products: 3.7%
1,000		Becton Dickinson & Co.	$56,800
4,120		Johnson & Johnson	261,290
1,080		Medtronic, Inc.	53,644
			371,734
		Healthcare-Services: 2.8%
490		Aetna, Inc.	61,128
620	@	Humana, Inc.	18,408
1,350		UnitedHealth Group, Inc.	118,840
760	@	WellPoint, Inc.	87,400
			285,776
		Household Products/Wares: 0.4%
680		Clorox Co.	40,072
			40,072
		Insurance: 6.2%
2,220		American Intl. Group, Inc.	145,788
750		Chubb Corp.	57,675
630		CIGNA Corp.	51,389
960		Hartford Financial Services Group, Inc.	66,538
720		Lincoln National Corp.	33,610
777		Loews Corp.	54,623
2,000		MetLife, Inc.	81,020
420		MGIC Investment Corp.	28,942
1,440		Prudential Financial, Inc.	79,142
580		Safeco Corp.	30,299
			629,026
		Internet: 1.6%
560	@	eBay, Inc.	65,117
2,150	@	Symantec Corp.	55,384
1,190	@	Yahoo!, Inc.	44,839
			165,340
		Leisure Time: 0.3%
530		Carnival Corp.	30,544
			30,544
		Lodging: 0.6%
940		Marriott Intl., Inc.	59,201
			59,201
		Machinery-Diversified: 0.2%
200		Cummins, Inc.	16,758
			16,758
		Media: 3.1%
1,940	@	Comcast Corp.	64,563
680		McGraw-Hill Cos., Inc.	62,247
181		Meredith Corp.	9,810
100		News Corp.	1,866
3,720	@	Time Warner, Inc.	72,317
1,430		Viacom, Inc.	52,038
1,820		Walt Disney Co.	50,596
			313,437
		Mining: 0.4%
420		Phelps Dodge Corp.	41,546
			41,546
		Miscellaneous Manufacturing: 4.8%
680		3M Co.	$55,808
1,180		Eastman Kodak Co.	38,055
9,030		General Electric Co.	329,595
1,810	@@	Tyco Intl., Ltd.	64,689
			488,147
		Office/Business Equipment: 0.6%
3,540	@	Xerox Corp.	60,215
			60,215
		Oil and Gas: 8.1%
320		Amerada Hess Corp.	26,362
1,260		Burlington Resources, Inc.	54,810
1,660		ChevronTexaco Corp.	87,167
1,263		ConocoPhillips	109,666
1,460		Devon Energy Corp.	56,823
7,250		Exxon Mobil Corp.	371,635
1,120		Occidental Petroleum Corp.	65,363
240		Sunoco, Inc.	19,610
890		Valero Energy Corp.	40,406
			831,842
		Packaging and Containers: 0.2%
420		Ball Corp.	18,472
			18,472
		Pharmaceuticals: 4.2%
1,360		Abbott Laboratories	63,444
500		AmerisourceBergen Corp.	29,340
600		Cardinal Health, Inc.	34,890
1,600	@	Caremark Rx, Inc.	63,088
1,830		Merck & Co., Inc.	58,816
6,488		Pfizer, Inc.	174,463
			424,041
		Retail: 8.0%
1,490		Costco Wholesale Corp.	72,131
3,760		Home Depot, Inc.	160,702
1,220		J.C. Penney Co., Inc. Holding Co.	50,508
1,750		Limited Brands, Inc.	40,285
2,860		McDonald’s Corp.	91,692
1,780		Staples, Inc.	60,004
1,200	@	Starbucks Corp.	74,832
790		Target Corp.	41,025
1,040	@	Toys R US, Inc.	21,289
3,650		Wal-Mart Stores, Inc.	192,792
			805,260
		Semiconductors: 1.5%
5,480		Intel Corp.	128,177
1,100		Texas Instruments, Inc.	27,082
			155,259
		Software: 4.5%
1,020		Autodesk, Inc.	38,709
920	@	BMC Software, Inc.	17,112
1,690	@	Compuware Corp.	10,934
9,310		Microsoft Corp.	248,671
9,610	@	Oracle Corp.	131,849
980	@	Parametric Technology Corp.	5,772
			453,047

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP DISCIPLINED LARGECAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Telecommunications: 4.7%
1,800		Alltel Corp.	$105,768
5,760	@	Cisco Systems, Inc.	111,168
2,080		Motorola, Inc.	35,776
1,390		QUALCOMM, Inc.	58,936
4,020		Verizon Communications, Inc.	162,850
			474,498
		Transportation: 2.2%
850		FedEx Corp.	83,717
1,600		Norfolk Southern Corp.	57,904
980		United Parcel Service, Inc.	83,750
			225,371
		Total Common Stock
		(Cost $9,000,503)	10,052,268
WARRANTS: 0.0%
		Telecommunications: 0.0%
525	@	Lucent Technologies, Inc.	830
		Total Warrants
		(Cost $-)	830
		Total Long-Term Investments
		(Cost $9,000,503)	10,053,098

Principal
Amount			Value
SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreement: 0.9%
$95,000	Goldman Sachs Repurchase Agreement dated 12/31/04, 2.230%, due 01/03/05, $95,018 to be received upon repurchase (Collateralized by $96,000 Federal National Mortgage Association, 4.300%, Market Value plus accrued interest $97,084, due 02/03/11)		$95,000
	Total Short-Term Investments
	(Cost $95,000)		95,000
	Total Investments In
	Securities (Cost
	$9,095,503)*	100.3%	$10,148,098
	Other Assets and
	Liabilities-Net	(0.3)	(34,200)
	Net Assets	100.0%	$10,113,898

@                                    Non-income producing security

@@                        Foreign issuer

X                                       Market Value determined by ING Valuation Committee appointed by the Fund’s Board of Directors/Trustees

*                                         Cost for federal income tax purposes is $9,151,001. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,166,339
Gross Unrealized Depreciation	(169,242)
Net Unrealized Appreciation	$997,097

Information concerning open futures contracts at December 31, 2004 is shown below:

	No. of	Notional	Expiration	Unrealized
Long Contracts	Contracts	Market Value	Date	Gain
S&P 500 Future	1	$60,688	03/18/2005	$120

See Accompanying Notes to Financial Statements#

PORTFOLIO OF INVESTMENTS
ING VP MIDCAP OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 97.3%
		Advertising: 0.6%
11,200	@,L	Getty Images, Inc.	$771,120
			771,120
		Apparel: 3.0%
43,300	@	Coach, Inc.	2,442,120
30,400		Polo Ralph Lauren Corp.	1,295,040
			3,737,160
		Auto Parts and Equipment: 1.2%
27,900		BorgWarner, Inc.	1,511,343
			1,511,343
		Banks: 0.5%
8,900		Zions Bancorporation	605,467
			605,467
		Biotechnology: 2.7%
56,300	@	Celgene Corp.	1,493,639
27,000	@	Charles River Laboratories Intl., Inc.	1,242,270
17,100	@,L	Integra LifeSciences Holdings Corp.	631,503
			3,367,412
		Building Materials: 1.0%
30,000	@	American Standard Cos., Inc.	1,239,600
			1,239,600
		Chemicals: 0.2%
4,800		Praxair, Inc.	211,920
			211,920
		Coal: 1.3%
20,200		Peabody Energy Corp.	1,634,382
			1,634,382
		Commercial Services: 4.5%
29,800	@	Alliance Data Systems Corp.	1,414,904
28,100	@	CoStar Group, Inc.	1,297,658
18,700	@	Education Management Corp.	617,287
52,866	@,L	Laureate Education, Inc.	2,330,862
			5,660,711
		Computers: 3.5%
19,800	@	Anteon Intl. Corp.	828,828
33,900	@	CACI Intl., Inc.	2,309,607
39,500	@,L	palmOne, Inc.	1,246,225
			4,384,660
		Distribution/Wholesale: 0.9%
36,880		Hughes Supply, Inc.	1,193,068
			1,193,068
		Diversified Financial Services: 1.1%
100,900	@	Ameritrade Holding Corp.	1,434,798
			1,434,798
		Electrical Components and Equipment: 1.0%
36,600		Ametek, Inc.	1,305,522
			1,305,522
		Electronics: 2.1%
23,750	@	Benchmark Electronics, Inc.	$809,875
39,300	@	Waters Corp.	1,838,847
			2,648,722
		Hand/Machine Tools: 1.0%
26,000		Stanley Works	1,273,740
			1,273,740
		Healthcare-Products: 6.6%
29,900	@	Gen-Probe, Inc.	1,351,779
32,750	@	Inamed Corp.	2,071,438
6,000	@	Kyphon, Inc.	154,560
37,000	@	Patterson Cos., Inc.	1,605,430
43,600	@,L	St. Jude Medical, Inc.	1,828,148
35,400	@	Varian Medical Systems, Inc.	1,530,696
			8,542,051
		Healthcare-Services: 5.3%
6,400		Aetna, Inc.	798,400
20,850	@,L	Amsurg Corp.	615,909
48,000	@	Community Health Systems, Inc.	1,338,240
13,300		Quest Diagnostics, Inc.	1,270,815
57,600		Select Medical Corp.	1,013,760
30,800	@	WellChoice, Inc.	1,644,720
			6,681,844
		Home Furnishings: 1.6%
15,900	L	Harman Intl. Industries, Inc.	2,019,300
			2,019,300
		Household Products/Wares: 1.1%
42,200	@,L	Yankee Candle Co., Inc.	1,400,196
			1,400,196
		Insurance: 2.6%
15,000		AMBAC Financial Group, Inc.	1,231,950
16,800		MBIA, Inc.	1,063,104
25,600	@	Proassurance Corp.	1,001,216
			3,296,270
		Internet: 3.0%
94,800	@	Akamai Technologies, Inc.	1,235,244
22,300	@	Ask Jeeves, Inc.	596,525
148,000	@	TIBCO Software, Inc.	1,974,320
			3,806,089
		Investment Companies: 2.4%
800	L	Biotech Holders Trust	122,336
7,400	@,L	Internet Holders Trust	527,398
17,700	L	Midcap SPDR Trust Series 1	2,141,700
3,940	L	Nasdaq-100 Index Tracking Stock	157,245
3,400		Semiconductor Holders Trust	113,424
			3,062,103
		Iron/Steel: 1.2%
28,100		Nucor Corp.	1,470,754
			1,470,754
		Leisure Time: 1.1%
20,600		Polaris Industries, Inc.	1,401,212
			1,401,212

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP MIDCAP OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Lodging: 1.3%
24,700		Harrah’s Entertainment, Inc.	$1,652,183
			1,652,183
		Machinery-Diversified: 1.6%
40,700		Rockwell Automation, Inc.	2,016,685
			2,016,685
		Miscellaneous Manufacturing: 5.2%
27,200		Danaher Corp.	1,561,552
29,900	L	Donaldson Co., Inc.	974,142
15,500		ITT Industries, Inc.	1,308,975
32,500		Pentair, Inc.	1,415,700
21,000		Roper Industries, Inc.	1,276,170
			6,536,539
		Office/Business Equipment: 0.9%
64,300	@	Xerox Corp.	1,093,743
			1,093,743
		Oil and Gas: 7.0%
14,200		Apache Corp.	718,094
103,400		Chesapeake Energy Corp.	1,706,100
15,800		Murphy Oil Corp.	1,271,110
14,000	@,@@	Nabors Industries, Ltd.	718,060
30,400		Patina Oil & Gas Corp.	1,140,000
90,400		Patterson-UTI Energy, Inc.	1,758,279
46,425		XTO Energy, Inc.	1,642,517
			8,954,160
		Oil and Gas Services: 1.9%
26,400		BJ Services Co.	1,228,656
21,000	@	Smith Intl., Inc.	1,142,610
			2,371,266
		Packaging and Containers: 1.1%
58,900	@	Owens-Illinois, Inc.	1,334,085
			1,334,085
		Pharmaceuticals: 0.5%
20,700	@	MGI Pharma, Inc.	579,807
			579,807
		Retail: 11.3%
13,900	@	Advance Auto Parts, Inc.	607,152
44,950		Applebees Intl., Inc.	1,188,928
41,500	@	Chico’s FAS, Inc.	1,889,495
72,500		Foot Locker, Inc.	1,952,424
63,000		Michaels Stores, Inc.	1,888,110
27,000		MSC Industrial Direct Co.	971,460
57,250	@	Pacific Sunwear of California, Inc.	1,274,385
44,000	L	PETsMART, Inc.	1,563,320
28,000		Regis Corp.	1,292,200
60,600	@	Sonic Corp.	1,848,300
			14,475,774
		Savings and Loans: 2.4%
32,400		Independence Community Bank Corp.	1,379,592
75,300		Sovereign Bancorp, Inc.	1,698,015
			3,077,607
		Semiconductors: 1.8%
28,700	@	Advanced Micro Devices, Inc.	$631,974
25,700	@,L	Altera Corp.	531,990
27,500	L	Linear Technology Corp.	1,065,900
			2,229,864
		Software: 4.7%
31,900		Adobe Systems, Inc.	2,001,406
41,100	@	Avid Technology, Inc.	2,537,925
24,100	@	Dun & Bradstreet Corp.	1,437,565
			5,976,896
		Telecommunications: 3.1%
75,800	@,L	Comverse Technology, Inc.	1,853,310
33,500	@	Polycom, Inc.	781,220
63,929	@,L	Tekelec	1,306,709
			3,941,239
		Textiles: 1.9%
26,800	@	Mohawk Industries, Inc.	2,445,500
			2,445,500
		Transportation: 3.1%
25,100		CH Robinson Worldwide, Inc.	1,393,552
29,000	@	Forward Air Corp.	1,296,300
28,850		J.B. Hunt Transport Services, Inc.	1,293,923
			3,983,775
		Total Common Stock (Cost $94,964,722)	123,328,567

Principal Amount			Value
SHORT-TERM INVESTMENTS: 12.7%
	Repurchase Agreement: 3.2%
$4,004,000	Morgan Stanley Repurchase Agreement dated 12/31/04, 2.200%, due 01/03/05, $4,004,734 to be received upon repurchase (Collateralized by $3,285,000 Federal Farm Credit Bank, 9.800% Market Value plus accrued interest $4,232,518, due 07/20/09)		4,004,000
	Total Repurchase Agreement
	(Cost $4,004,000)		4,004,000
	Securities Lending Collateralcc: 9.5%
12,083,000	The Bank of New York Institutional Cash Reserve Fund		12,083,000
	Total Securities Lending Collateral (Cost $12,083,000)		12,083,000
	Total Short-Term Investments (Cost $16,087,000)		16,087,000
	Total Investments In Securities (Cost $111,051,722)*	110.0%	$139,415,567
	Other Assets and Liabilities-Net	(10.0)	(12,638,927)
	Net Assets	100.0%	$126,776,640

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP MIDCAP OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

@                                    Non-income producing security

@@                        Foreign issuer

ADR                     American Depositary Receipt

cc                                        Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at December 31, 2004.

*                                         Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,444,960
Gross Unrealized Depreciation	(81,115)
Net Unrealized Appreciation	$28,363,845

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP SMALLCAP OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 98.0%
		Banks: 5.0%
169,270		Southwest Bancorp of Texas, Inc.	$3,942,298
42,300		UCBH Holdings, Inc.	1,938,186
66,600		Westamerica Bancorporation	3,883,446
			9,763,930
		Biotechnology: 2.6%
37,000	@	Celgene Corp.	981,610
112,700	@,L	Integra LifeSciences Holdings Corp.	4,162,011
			5,143,621
		Commercial Services: 4.5%
72,300	@,L	CoStar Group, Inc.	3,338,814
28,800	@	Education Management Corp.	950,688
32,329	@,L	iPayment, Inc.	1,600,932
64,776	@,L	Laureate Education, Inc.	2,855,974
			8,746,408
		Computers: 7.7%
29,300	@	Anteon Intl. Corp.	1,226,498
61,500	@,L	CACI Intl., Inc.	4,189,995
82,217	@	Cognizant Technology Solutions Corp.	3,480,246
89,700		Jack Henry & Associates, Inc.	1,785,927
33,900	@	Micros Systems, Inc.	2,646,234
61,700	@,L	palmOne, Inc.	1,946,635
			15,275,535
		Distribution/Wholesale: 2.7%
30,700		Hughes Supply, Inc.	993,145
131,523		SCP Pool Corp.	4,195,584
			5,188,729
		Electrical Components and Equipment: 1.3%
97,277	@	Intermagnetics General Corp.	2,471,809
			2,471,809
		Electronics: 2.5%
53,473	@	Benchmark Electronics, Inc.	1,823,430
26,600	@	Dionex Corp.	1,507,422
57,490	@	Measurement Specialties, Inc.	1,463,695
			4,794,547
		Entertainment: 5.3%
60,200	@	Penn National Gaming, Inc.	3,645,110
98,500	@	Scientific Games Corp.	2,348,240
93,150	@,L	Shuffle Master, Inc.	4,387,365
			10,380,715
		Healthcare-Products: 7.8%
104,100	@,L	Arthrocare Corp.	3,337,446
69,900	@	Gen-Probe, Inc.	3,160,179
73,950	@,L	Inamed Corp.	4,677,338
1,974	@	Intuitive Surgical, Inc.	78,999
105,804	@,L	Kyphon, Inc.	2,725,511
44,900	@	Quinton Cardiology Systems, Inc.	474,144
24,300	@	Techne Corp.	945,270
			15,398,887
		Healthcare-Services: 5.9%
154,662	@,L	Amsurg Corp.	$4,568,715
45,100	@	Pediatrix Medical Group, Inc.	2,888,655
89,000		Select Medical Corp.	1,566,400
58,830	@	United Surgical Partners Intl., Inc.	2,453,211
			11,476,981
		Home Builders: 1.0%
50,653		Thor Industries, Inc.	1,876,694
			1,876,694
		Household Products/Wares: 1.4%
80,800	@	Yankee Candle Co., Inc.	2,680,944
			2,680,944
		Insurance: 2.0%
38,400	@	Philadelphia Consolidated Holding Co.	2,539,776
35,800	@,L	Proassurance Corp.	1,400,138
			3,939,914
		Internet: 5.0%
145,300	@	Akamai Technologies, Inc.	1,893,259
33,400	@,L	Ask Jeeves, Inc.	893,450
41,300	@	Infospace, Inc.	1,963,815
171,800	@	TIBCO Software, Inc.	2,291,812
207,400	@	ValueClick, Inc.	2,764,642
7	@	Versata, Inc.	19
			9,806,997
		Investment Companies: 4.9%
80,130	L	Ishares Russell 2000 Growth Index Fund	5,392,749
31,900	L	Ishares Russell 2000 Index Fund	4,131,050
			9,523,799
		Leisure Time: 0.8%
22,600		Polaris Industries, Inc.	1,537,252
			1,537,252
		Lodging: 2.0%
71,100		Station Casinos, Inc.	3,887,748
			3,887,748
		Miscellaneous Manufacturing: 2.8%
77,300	@,L	Ceradyne, Inc.	4,422,333
17,900	@	Cuno, Inc.	1,063,260
			5,485,593
		Oil and Gas: 5.0%
63,100		Patina Oil & Gas Corp.	2,366,250
83,600	@,L	Southwestern Energy Co.	4,237,684
82,500	@	Unit Corp.	3,152,325
			9,756,259
		Oil and Gas Services: 1.7%
384,480	@,L	Input/Output, Inc.	3,398,803
			3,398,803
		Pharmaceuticals: 3.8%
118,400	@	HealthExtras, Inc.	1,929,920
57,900	@,L	MGI Pharma, Inc.	1,621,779
199,600	@	VCA Antech, Inc.	3,912,160
			7,463,859

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP SMALLCAP OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Retail: 13.0%
72,067		Applebees Intl., Inc.	$1,906,172
63,900	@	Chico’s FAS, Inc.	2,909,367
45,900	@	Copart, Inc.	1,208,088
70,200	@	Dave & Buster’s, Inc.	1,418,040
75,200	@,L	Dick’s Sporting Goods, Inc.	2,643,280
92,000	@,L	GameStop Corp.	2,057,120
43,400		MSC Industrial Direct Co.	1,561,532
178,600	@	Pacific Sunwear of California, Inc.	3,975,635
59,900	@	Petco Animal Supplies, Inc.	2,364,852
38,800		Regis Corp.	1,790,620
115,685	@	Sonic Corp.	3,528,393
			25,363,099
		Semiconductors: 1.6%
189,800	@	Silicon Image, Inc.	3,124,108
			3,124,108
		Software: 4.3%
70,700	@	Avid Technology, Inc.	4,365,725
33,000	L	Global Payments, Inc.	1,931,820
123,019	@	Witness Systems, Inc.	2,147,912
			8,445,457
		Telecommunications: 2.3%
58,056	@	Polycom, Inc.	1,353,866
116,100	@,L	Powerwave Technologies, Inc.	984,528
104,889	@,L	Tekelec	2,143,931
			4,482,325
		Transportation: 1.1%
49,240	@	Forward Air Corp.	2,201,028
			2,201,028
		Total Common Stock
		(Cost $134,216,419)	191,615,041

Principal Amount			Value
SHORT-TERM INVESTMENTS: 24.6%
	Repurchase Agreement: 2.6%
$5,013,000	Morgan Stanley Repurchase Agreement dated 12/31/04, 2.200%, due 01/03/05, $5,013,919 to be received upon repurchase (Collateralized by $4,110,000 Federal Farm Credit Bank, 9.800% Market Value plus accrued interest $5,295,479, due 07/20/09)		$5,013,000
	Total Repurchase Agreement
	(Cost $5,013,000)		5,013,000
	Securities Lending Collateralcc: 22.0%
$43,094,000	The Bank of New York Institutional Cash Reserve Fund		43,094,000
	Total Securities Lending Collateral (Cost $43,094,000)		43,094,000
	Total Short-Term Investments (Cost $48,107,000)		48,107,000
	Total Investments In Securities (Cost $182,323,419*)	122.6%	$239,722,041
	Other Assets and Liabilities-Net	(22.6)	(44,258,235)
	Net Assets	100.0%	$195,463,806

@                                    Non-income producing security

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at December 31, 2004.

*                                         Cost for federal income tax purposes is $182,327,124. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$57,752,719
Gross Unrealized Depreciation	(357,802)
Net Unrealized Appreciation	$57,394,917

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP FINANCIAL SERVICES PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 93.1%
		Banks: 23.2%
10,401		Bank of America Corp.	$488,743
7,192		City National Corp.	508,115
7,433		Cullen/Frost Bankers, Inc.	361,244
7,460		Northern Trust Corp.	362,407
12,807		Prosperity Bancshares, Inc.	374,092
12,594		The Bank of New York Co., Inc.	420,891
18,834		U.S. Bancorp	589,881
4,551		UnionBanCal Corp.	293,448
5,944		Wachovia Corp.	312,654
13,873		Wells Fargo & Co.	862,208
			4,573,683
		Diversified Financial Services: 44.3%
9,689	@	Affiliated Managers Group, Inc.	656,334
7,017		American Express Co.	395,548
4,926		Capital One Financial Corp.	414,818
8,977		CIT Group, Inc.	411,326
24,493		Citigroup, Inc.	1,180,074
12,174		Countrywide Financial Corp.	450,560
32,594	@	E*TRADE Financial Corp.	487,280
6,642		Fannie Mae	472,977
5,195		Franklin Resources, Inc.	361,832
8,143		Freddie Mac	600,139
5,705		Goldman Sachs Group, Inc.	593,548
15,942		J.P. Morgan Chase & Co.	621,897
4,716		Lehman Brothers Holdings, Inc.	412,556
7,313		MBNA Corp.	206,153
9,129		Merrill Lynch & Co., Inc.	545,640
10,600		Morgan Stanley	588,512
4,906		T. Rowe Price Group, Inc.	305,153
			8,704,347
		Home Builders: 2.0%
10,017		DR Horton, Inc.	403,785
			403,785
		Insurance: 19.8%
9,182	@@	ACE Ltd.	392,531
7,219		AFLAC, Inc.	287,605
5,763		Allstate Corp.	298,062
11,012		American Intl. Group, Inc.	723,157
7,446	@@	Endurance Specialty Holdings Ltd.	254,653
8,220		Hartford Financial Services Group, Inc.	569,728
4,787		MetLife, Inc.	193,921
9,786		PMI Group, Inc.	408,566
5,837		Prudential Financial, Inc.	320,802
3,597		Radian Group, Inc.	191,504
4,882	@@	Renaissance Re Holdings Ltd.	254,255
			3,894,784
		Software: 3.8%
11,311		First Data Corp.	$481,170
6,714	@	Fiserv, Inc.	269,836
			751,006
		Total Common Stock
		(Cost $16,885,561)	18,327,605

Principal Amount			Value
SHORT-TERM INVESTMENTS: 7.1%
	Repurchase Agreement: 7.1
$1,407,000	Morgan Stanley Repurchase Agreement dated 12/31/04, 2.200%, due 01/03/05, $1,407,258 to be received upon repurchase (Collateralized by $1,315,000 Federal Home Loan Mortgage Corporation, 5.750% Market value plus accrued interest $1,445,891, due 05/03/19)		1,407,000
	Total Short-Term Investments (Cost $1,407,000)		1,407,000
	Total Investments In Securities (Cost $18,292,561)*	100.2%	$19,734,605
	Other Assets and Liabilities-Net	(0.2)	(36,807)
	Net Assets	100.0%	$19,697,798

@                                    Non-income producing security

@@                        Foreign issuer

*                                         Cost for federal income tax purposes is $18,450,012. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,290,755
Gross Unrealized Depreciation	(6,162)
Net Unrealized Appreciation	$1,284,593

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP MAGNACAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
COMMON STOCK: 99.0%
		Aerospace/Defense: 3.5%
13,450		General Dynamics Corp.	$1,406,870
			1,406,870
		Agriculture: 3.6%
23,500		Altria Group, Inc.	1,435,850
			1,435,850
		Apparel: 1.8%
8,100		Nike, Inc.	734,589
			734,589
		Banks: 6.7%
29,600		Bank of America Corp.	1,390,904
20,500		Wells Fargo & Co.	1,274,075
			2,664,979
		Building Materials: 2.0%
21,400		Masco Corp.	781,742
			781,742
		Chemicals: 4.8%
23,900		Dow Chemical Co.	1,183,289
16,700		Praxair, Inc.	737,305
			1,920,594
		Computers: 2.0%
8,200		International Business Machines Corp.	808,356
			808,356
		Cosmetics/Personal Care: 2.9%
17,300		Kimberly-Clark Corp.	1,138,513
			1,138,513
		Diversified Financial Services: 12.6%
19,800		Citigroup, Inc.	953,964
16,600		Fannie Mae	1,182,086
11,600		Freddie Mac	854,920
20,100		Merrill Lynch & Co., Inc.	1,201,377
15,600		Morgan Stanley	866,112
			5,058,459
		Electrical Components and Equipment: 3.0%
16,900		Emerson Electric Co.	1,184,690
			1,184,690
		Electronics: 2.5%
37,800	@@	Koninklijke Philips Electronics NV	1,001,700
			1,001,700
		Food: 4.4%
18,200	@@	Nestle SA ADR	1,190,418
8,650	@@	Unilever NV	577,042
			1,767,460
		Forest Products and Paper: 1.9%
17,600		International Paper Co.	$739,200
524	@	Neenah Paper, Inc.	17,082
			756,282
		Healthcare-Products: 2.3%
13,500		Beckman Coulter, Inc.	904,365
			904,365
		Healthcare-Services: 2.2%
9,300		Quest Diagnostics, Inc.	888,615
			888,615
		Insurance: 8.0%
19,300		Allstate Corp.	998,196
17,650		American Intl. Group, Inc.	1,159,076
25,900		MetLife, Inc.	1,049,209
			3,206,481
		Media: 2.2%
10,700		Gannett Co., Inc.	874,190
			874,190
		Miscellaneous Manufacturing: 4.0%
44,700		Honeywell Intl., Inc.	1,582,827
			1,582,827
		Oil and Gas: 12.0%
18,600		Apache Corp.	940,602
18,900	@@	BP PLC ADR	1,103,760
26,300		ChevronTexaco Corp.	1,381,013
26,300		Exxon Mobil Corp.	1,348,138
			4,773,513
		Oil and Gas Services: 2.4%
24,580		Halliburton Co.	964,519
			964,519
		Pharmaceuticals: 1.6%
23,200		Pfizer, Inc.	623,848
			623,848
		Retail: 2.7%
34,100		McDonald’s Corp.	1,093,246
			1,093,246
		Savings and Loans: 5.6%
51,200		Sovereign Bancorp, Inc.	1,154,560
25,400		Washington Mutual, Inc.	1,073,912
			2,228,472
		Telecommunications: 4.3%
28,600		SBC Communications, Inc.	737,022
24,300		Verizon Communications, Inc.	984,393
			1,721,415
		Total Common Stock (Cost $31,955,813)	39,521,575

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP MAGNACAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 1.0%
	Repurchase Agreement: 1.0%
$398,000	Morgan Stanley Repurchase Agreement dated 12/31/04, 2.200%, due 01/03/05, $398,073 to be received upon repurchase (Collateralized by $370,000 Federal Farm Credit Bureau, 6.060%, Market Value plus accrued interest $412,041, due 05/28/13)		$398,000
	Total Short-Term Investments (Cost $398,000)		398,000
	Total Investments In Securities (Cost $32,353,813)*	100.0%	$39,919,575
	Other Assets and Liabilities-Net	(0.0)	(12,733)
	Net Assets	100.0%	$39,906,842

@                                    Non-income producing security

@@                        Foreign issuer

ADR                     American Depositary Receipt

*                                         Cost for federal income tax purposes is $32,355,235. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,758,957
Gross Unrealized Depreciation	(194,617)
Net Unrealized Appreciation	$7,564,340

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO	AS OF DECEMBER 31, 2004

Principal Amount			Value
CORPORATE BONDS/NOTES: 92.1%
		Advertising: 0.9%
$25,000		Vertis, Inc., 9.750%, due 04/01/09	$27,250
50,000		Vertis, Inc., 10.875%, due 06/15/09	54,500
15,000	#	Vertis, Inc., 13.500%, due 12/07/09	15,881
105,000	#	WDAC Subsidiary Corp., 8.375%, due 12/01/14	104,082
			201,713
		Aerospace/Defense: 1.3%
105,000	#	DRS Technologies, Inc., 6.875%, due 11/01/13	110,249
30,000		L-3 Communications Corp., 6.125%, due 07/15/13	31,125
55,000		L-3 Communications Corp., 7.625%, due 06/15/12	60,638
25,000		Sequa Corp., 8.875%, due 04/01/08	27,500
55,000		Sequa Corp., 9.000%, due 08/01/09	62,288
			291,800
		Apparel: 0.8%
90,000		Phillips-Van Heusen, 8.125%, due 05/01/13	98,100
65,000		Russell Corp., 9.250%, due 05/01/10	70,038
			168,138
		Auto Parts and Equipment: 1.5%
40,000		ArvinMeritor, Inc., 6.625%, due 06/15/07	42,000
45,000	#	Cooper Standard Auto, 7.000%, due 12/15/12	45,900
5,000	#	Cooper Standard Auto, 8.375%, due 12/15/14	5,013
35,000		Rexnord Corp., 10.125%, due 12/15/12	39,725
55,000	#	Tenneco Automotive, Inc., 8.625%, due 11/15/14	57,475
50,000		Tenneco Automotive, Inc., 10.250%, due 07/15/13	59,250
55,000		TRW Automotive, Inc., 11.000%, due 02/15/13	66,550
			315,913
		Building Materials: 0.7%
10,000	#	Goodman Global Holding Co., Inc., 5.760%, due 06/15/12	10,200
55,000	#	Ply Gem Industries, Inc., 9.000%, due 02/15/12	56,100
55,000	#	THL Buildco, Inc., 8.500%, due 09/01/14	57,750
35,000		US Concrete, Inc., 8.375%, due 04/01/14	37,888
			161,938
		Chemicals: 4.7%
40,000		Equistar Funding Corp., 10.625%, due 05/01/11	46,600
$50,000		IMC Global, Inc., 10.875%, due 06/01/08	$60,250
195,000		Lyondell Chemical Co., 9.625%, due 05/01/07	215,475
260,000		Nalco Co., 7.750%, due 11/15/11	282,099
205,000		PolyOne Corp., 8.875%, due 05/01/12	223,963
85,000	#	Rockwood Specialties Group, Inc., 7.500%, due 11/15/14	88,613
85,000		Rockwood Specialties Group, Inc., 10.625%, due 05/15/11	98,175
			1,015,175
		Commercial Services: 0.5%
95,000		Corrections Corp. of America, 7.500%, due 05/01/11	102,006
			102,006
		Distribution/Wholesale: 0.4%
80,000		Aviall, Inc., 7.625%, due 07/01/11	85,600
			85,600
		Diversified Financial Services: 5.7%
10,000	#	Affinia Group, Inc., 9.000%, due 11/30/14	10,475
75,000	@@,#	BCP Caylux Holdings Luxembourg SCA, 9.625%, due 06/15/14	84,938
50,000	@@	Bluewater Finance Ltd., 10.250%, due 02/15/12	54,875
135,196	#	Canwest Media, Inc., 8.000%, due 09/15/12	145,673
70,000	#	Crystal US Holdings 3 LLC, 3.840%, due 10/01/14	48,300
175,000	#	Dow Jones CDX NA HY, 8.000%, due 12/29/09	179,702
115,000		Global Cash Finance Corp., 8.750%, due 03/15/12	124,488
25,000		Nexstar Finance, Inc., 12.000%, due 04/01/08	27,125
85,000	#	PanAmSat Holding Corp., 3.770%, due 11/01/14	58,863
190,000	#	Rainbow National Services LLC, 8.750%, due 09/01/12	209,474
80,000	#	Rainbow National Services LLC, 10.375%, due 09/01/14	90,600
80,000		Universal City Development Partners, 11.750%, due 04/01/10	94,900
20,000	#	Universal City Florida Holding Co. I/II, 7.200%, due 05/01/10	20,900
10,000	#	Universal City Florida Holding Co. I/II, 8.375%, due 05/01/10	10,425
85,000	#	Vanguard Health Holding Co. II LLC, 9.000%, due 10/01/14	91,375
			1,252,113
		Electric: 7.8%
50,000	#	AES Corp., 8.750%, due 05/15/13	57,063
90,000		AES Corp., 8.875%, due 02/15/11	103,275
90,000	#	Allegheny Energy Supply Statutory Trust, 10.250%, due 11/15/07	102,600
30,000	#	Calpine Corp., 8.500%, due 07/15/10	25,875

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Electric (continued)
$105,000	#	Calpine Corp., 9.625%, due 09/30/14	$109,200
125,000		CMS Energy Corp., 7.500%, due 01/15/09	133,750
59,934		Homer City Funding LLC, 8.734%, due 10/01/26	70,123
95,000	#	Inergy LP/Inergy Finance Corp., 6.875%, due 12/15/14	95,950
150,000		Midwest Generation LLC, 8.300%, due 07/02/09	161,343
105,000	#	Nevada Power Co., 5.875%, due 01/15/15	106,313
215,000		Nevada Power Co., 10.875%, due 10/15/09	249,399
50,000	#	NRG Energy, Inc., 8.000%, due 12/15/13	54,750
45,000		Reliant Energy, Inc., 9.250%, due 07/15/10	50,400
45,000		Sithe/Independence Funding, 9.000%, due 12/30/13	50,577
100,000		TECO Energy, Inc., 7.500%, due 06/15/10	111,000
50,000	#	Texas Genco Financing Corp., 6.875%, due 12/15/14	51,938
160,000	#	TXU Corp., 5.550%, due 11/15/14	159,243
			1,692,799
		Electrical Components and Equipment: 0.1%
25,000	@@	Lengrand Holdings SA, 10.500%, due 02/15/13	29,750
			29,750
		Electronics: 0.5%
60,000		Fisher Scientific Intl., 8.000%, due 09/01/13	68,400
20,000		Sanmina-SCI Corp., 10.375%, due 01/15/10	23,050
20,000		Stoneridge, Inc., 11.500%, due 05/01/12	23,350
			114,800
		Entertainment: 3.6%
40,000		AMC Entertainment, Inc., 8.000%, due 03/01/14	40,000
140,000		American Casino & Entertainment Properties LLC, 7.850%, due 02/01/12	149,449
20,000		Carmike Cinemas, Inc., 7.500%, due 02/15/14	20,575
65,000		Cinemark USA, Inc., 9.000%, due 02/01/13	74,506
45,000	#	Herbst Gaming, Inc., 7.000%, due 11/15/14	45,788
35,000	#	LCE Acquisition Corp., 9.000%, due 08/01/14	38,063
50,000	#	Marquee, Inc., 8.625%, due 08/15/12	55,500
90,000		Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	96,075
40,000	#	Scientific Games Corp., 6.250%, due 12/15/12	40,900
$55,000		Six Flags, Inc., 9.500%, due 02/01/09	$57,475
110,000	#	Warner Music Group, 7.375%, due 04/15/14	113,300
30,000	#	WMG Holdings Corp., 4.470%, due 12/15/14	19,313
30,000	#	WMG Holdings Corp., 6.905%, due 12/15/11	30,375
			781,319
		Environmental Control: 1.8%
365,000		Allied Waste North America, 8.500%, due 12/01/08	388,725
			388,725
		Food: 3.7%
130,000		Del Monte Corp., 8.625%, due 12/15/12	146,250
75,000		Delhaize America, Inc., 8.125%, due 04/15/11	87,804
65,000		Dole Food Co., 8.625%, due 05/01/09	71,013
140,000		Land O’ Lakes, Inc., 9.000%, due 12/15/10	154,000
70,000		Roundy’s, Inc., 8.875%, due 06/15/12	76,825
60,000		Smithfield Foods, Inc., 7.750%, due 05/15/13	67,050
150,000		Swift & Co., 10.125%, due 10/01/09	168,000
25,000		Swift & Co., 12.500%, due 01/01/10	28,375
			799,317
		Forest Products and Paper: 4.4%
120,000		Abitibi-Consolidated Finance LP, 7.875%, due 08/01/09	127,500
190,000		Appleton Papers, Inc., 8.125%, due 06/15/11	205,675
80,000	#	Boise Cascade LLC, 7.125%, due 10/15/14	85,000
120,000		Georgia-Pacific Corp., 7.750%, due 11/15/29	135,000
195,000		Georgia-Pacific Corp., 8.875%, due 02/01/10	227,906
50,000		Georgia-Pacific Corp., 9.375%, due 02/01/13	58,500
115,000	@@	Norske Skog Canada Ltd., 7.375%, due 03/01/14	120,463
			960,044
		Healthcare-Products: 0.7%
85,000	#	CDRV Investors, Inc., 4.730%, due 01/01/15	53,231
25,000	#	Medical Device Manufacturing, 10.000%, due 07/15/12	27,063
60,000	#	VWR Intl., Inc., 8.000%, due 04/15/14	64,350
			144,644
		Healthcare-Services: 3.4%
50,000	#	Alliance Imaging, Inc., 7.250%, due 12/15/12	51,125

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Healthcare-Services (continued)
$70,000		Ardent Health Services, Inc., 10.000%, due 08/15/13	$73,850
35,000	#	Beverly Enterprises, Inc., 7.875%, due 06/15/14	37,713
60,000		Community Health Systems, Inc., 6.500%, due 12/15/12	60,750
105,000		Genesis HealthCare Corp., 8.000%, due 10/15/13	114,450
75,000		HCA, Inc., 6.375%, due 01/15/15	75,442
155,000		HCA, Inc., 7.875%, due 02/01/11	170,940
50,000		Healthsouth Corp., 8.375%, due 10/01/11	52,125
95,000	#	Tenet Healthcare Corp., 9.875%, due 07/01/14	104,025
			740,420
		Holding Companies-Diversified: 0.2%
55,000	#	Atlantic Broadband Finance LLC, 9.375%, due 01/15/14	53,488
			53,488
		Home Builders: 1.8%
35,000		DR Horton, Inc., 7.875%, due 08/15/11	40,250
40,000	#	K Hovnanian Enterprises, Inc., 6.000%, due 01/15/10	40,450
80,000		KB Home, 6.375%, due 08/15/11	84,400
85,000		Technical Olympic USA, Inc., 9.000%, due 07/01/10	91,375
30,000		WCI Communities, Inc., 9.125%, due 05/01/12	33,450
55,000		WCI Communities, Inc., 10.625%, due 02/15/11	61,325
10,000		William Lyon Homes, Inc., 7.500%, due 02/15/14	9,650
25,000		William Lyon Homes, Inc., 10.750%, due 04/01/13	28,219
			389,119
		Home Furnishings: 0.5%
10,000		Norcraft Capital Corp., 3.700%, due 09/01/12	7,550
85,000		Norcraft Finance Corp., 9.000%, due 11/01/11	92,225
			99,775
		Household Products/Wares: 0.7%
65,000		American Achievement Corp., 8.250%, due 04/01/12	67,763
80,000		Playtex Products, Inc., 8.000%, due 03/01/11	87,800
			155,563
		Iron/Steel: 1.4%
165,000		AK Steel Corp., 7.875%, due 02/15/09	168,919
115,000		United States Steel Corp., 9.750%, due 05/15/10	131,675
			300,594
		Leisure Time: 1.3%
35,000	@@,#	NCL Corp., 10.625%, due 07/15/14	35,175
$60,000		Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	$65,775
165,000		Royal Caribbean Cruises Ltd., 8.000%, due 05/15/10	187,275
			288,225
		Lodging: 4.8%
100,000		Ameristar Casinos, Inc., 10.750%, due 02/15/09	112,000
15,000		Aztar Corp., 9.000%, due 08/15/11	16,613
45,000		Caesars Entertainment, Inc., 9.375%, due 02/15/07	49,725
80,000		Hilton Hotels Corp., 7.625%, due 12/01/12	93,696
115,000		John Q Hammons Hotels LP, 8.875%, due 05/15/12	130,525
60,000		Mandalay Resort Group, 6.375%, due 12/15/11	63,000
55,000		Mandalay Resort Group, 9.500%, due 08/01/08	63,113
115,000		MGM Mirage, 5.875%, due 02/27/14	113,563
150,000		MGM Mirage, 8.500%, due 09/15/10	171,374
55,000		Station Casinos, Inc., 6.000%, due 04/01/12	56,306
35,000		Station Casinos, Inc., 6.500%, due 02/01/14	36,138
140,000	#	Wynn Las Vegas Capital Corp., 6.625%, due 12/01/14	139,299
			1,045,352
		Machinery-Construction and Mining: 0.7%
150,000		Terex Corp., 7.375%, due 01/15/14	161,625
			161,625
		Media: 9.3%
55,000		Block Communications, Inc., 9.250%, due 04/15/09	60,225
200,000	@@	CanWest Media, Inc., 10.625%, due 05/15/11	225,499
60,000	#	CBD Holdings Finance, Inc., 9.250%, due 07/15/12	63,750
45,000		CBD Media, Inc., 8.625%, due 06/01/11	47,813
70,000		Charter Communications Holdings Capital Corp., 9.625%, due 11/15/09	61,775
90,000		Charter Communications Holdings II Capital Corp., 10.250%, due 09/15/10	95,849
95,000	#	Charter Communications Operating Capital Corp., 8.000%, due 04/30/12	99,274
50,000		CSC Holdings, Inc., 7.625%, due 04/01/11	54,125
20,000		CSC Holdings, Inc., 7.625%, due 07/15/18	21,250
100,000		CSC Holdings, Inc., 8.125%, due 07/15/09	109,874
60,000		Dex Media Finance Co., 9.875%, due 08/15/13	69,449

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Media (continued)
$85,000		Dex Media, Inc., 8.000%, due 11/15/13	$92,437
40,000		Echostar DBS Corp., 5.750%, due 10/01/08	40,700
30,000	#	Echostar DBS Corp., 6.625%, due 10/01/14	30,525
35,000		Emmis Operating Co., 6.875%, due 05/15/12	36,794
55,000		Entravision Communications Corp., 8.125%, due 03/15/09	58,988
25,000		Granite Broadcasting Corp., 9.750%, due 12/01/10	24,000
55,000		Gray Television, Inc., 9.250%, due 12/15/11	61,875
25,000	+	Houghton Mifflin Co., 3.460%, due 10/15/13	18,500
30,000		Houghton Mifflin Co., 8.250%, due 02/01/11	32,100
40,000		Insight Communications Co., Inc., 0.370%, due 02/15/11	39,100
40,000	@@,#	Kabel Deutschland GmbH, 10.625%, due 07/01/14	46,200
30,000		Mediacom LLC, 9.500%, due 01/15/13	30,263
55,000		Nexstar Finance Holdings, Inc., 2.800%, due 04/01/13	43,725
20,000		Nexstar Finance, Inc., 7.000%, due 01/15/14	19,900
35,000		Paxson Communications Corp., 10.750%, due 07/15/08	36,925
185,000	@@	Quebecor Media, Inc., 11.125%, due 07/15/11	212,287
30,000		Reader’s Digest Association, Inc., 6.500%, due 03/01/11	31,500
10,000		Salem Communications Corp., 7.750%, due 12/15/10	10,863
45,000	@@	Shaw Communications, Inc., 7.200%, due 12/15/11	49,894
25,000		Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12	26,688
30,000		Sinclair Broadcast Group, Inc., 8.750%, due 12/15/11	32,813
35,000		Spanish Broadcasting System, 9.625%, due 11/01/09	36,838
50,000	@@	Videotron Ltee, 6.875%, due 01/15/14	51,938
30,000		Young Broadcasting, Inc., 8.500%, due 12/15/08	32,250
25,000		Young Broadcasting, Inc., 8.750%, due 01/15/14	25,313
			2,031,299
		Miscellaneous Manufacturing: 0.8%
50,000		Koppers, Inc., 9.875%, due 10/15/13	57,250
100,000		Samsonite Corp., 8.875%, due 06/01/11	108,750
			166,000
		Office/Business Equipment: 0.5%
50,000		Xerox Corp., 6.875%, due 08/15/11	53,500
$10,000		Xerox Corp., 7.625%, due 06/15/13	$11,025
30,000		Xerox Corp., 9.750%, due 01/15/09	35,400
			99,925
		Oil and Gas: 5.6%
30,000		Chesapeake Energy Corp., 6.375%, due 06/15/15	30,975
295,000		Chesapeake Energy Corp., 7.500%, due 09/15/13	322,655
120,000		Energy Partners Ltd., 8.750%, due 08/01/10	131,400
190,000	#	Newfield Exploration Co., 6.625%, due 09/01/14	201,875
65,000	#	Parker Drilling Co., 7.150%, due 09/01/10	68,413
100,000		Swift Energy Co., 7.625%, due 07/15/11	108,500
95,000		Swift Energy Co., 9.375%, due 05/01/12	106,875
190,000	@@	Western Oil Sands, Inc., 8.375%, due 05/01/12	223,012
30,000		Whiting Petroleum Corp., 7.250%, due 05/01/12	31,500
			1,225,205
		Oil and Gas Services: 1.4%
100,000		Grant Prideco Escrow Corp., 9.000%, due 12/15/09	111,250
55,000		Hanover Compressor Co., 9.000%, due 06/01/14	61,463
120,000		Hanover Equipment Trust, 8.750%, due 09/01/11	130,800
			303,513
		Packaging and Containers: 3.4%
50,000		BWAY Corp., 10.000%, due 10/15/10	52,250
110,000	@@	Crown European Holdings SA, 10.875%, due 03/01/13	130,625
30,000	#	Graham Packaging Co., Inc., 8.500%, due 10/15/12	31,650
115,000		Jefferson Smurfit Corp., 8.250%, due 10/01/12	125,925
300,000		Owens-Brockway, 8.250%, due 05/15/13	331,500
60,000		Owens-Brockway, 8.875%, due 02/15/09	65,475
			737,425
		Pharmaceuticals: 0.3%
15,000		AmerisourceBergen Corp., 8.125%, due 09/01/08	16,763
50,000	@@,#	Elan Finance Corp., 7.750%, due 11/15/11	53,500
			70,263
		Pipelines: 3.5%
50,000		ANR Pipeline Co., 8.875%, due 03/15/10	56,250
70,000		El Paso Corp., 7.875%, due 06/15/12	73,588

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Pipelines (continued)
$80,000		El Paso Natural Gas Co., 7.625%, due 08/01/10	$88,000
155,000		Southern Natural Gas Co., 8.000%, due 03/01/32	169,919
130,000		Transcontinental Gas Pipe LN, 7.250%, due 12/01/26	142,025
190,000		Transcontinental Gas Pipe LN, 8.875%, due 07/15/12	232,037
			761,819
		Real Estate Investment Trusts: 0.5%
10,000		Meristar Hospitality Corp., 9.000%, due 01/15/08	10,588
85,000		MeriStar Hospitality Finance Corp., 10.500%, due 06/15/09	93,075
			103,663
		Real Estate Investment Trusts-Hotels: 1.2%
250,000		Host Marriott LP, 7.125%, due 11/01/13	268,438
			268,438
		Retail: 2.7%
30,000	#	Carrols Corp., 9.000%, due 01/15/13	31,200
60,000		CSK Auto, Inc., 7.000%, due 01/15/14	59,175
40,000	#	Denny’s Corp., 10.000%, due 10/01/12	43,250
30,000		Dollar General Corp., 8.625%, due 06/15/10	35,025
40,000	#	Duane Reade, Inc., 9.750%, due 08/01/11	36,600
80,000		General Nutrition Centers, Inc., 8.500%, due 12/01/10	76,000
80,000		JC Penney Co., Inc., 8.000%, due 03/01/10	91,800
95,000		JC Penney Co., Inc., 9.000%, due 08/01/12	117,562
35,000		Rite Aid Corp., 8.125%, due 05/01/10	37,188
55,000		Star Gas Finance Co., 10.250%, due 02/15/13	60,500
			588,300
		Semiconductors: 0.2%
40,000	#	MagnaChip Semiconductor Finance Co., 6.875%, due 12/15/11	41,400
			41,400
		Telecommunications: 8.8%
30,000		American Tower Corp., 7.125%, due 10/15/12	30,825
42,000		American Tower Corp., 9.375%, due 02/01/09	44,625
115,000		American Towers, Inc., 7.250%, due 12/01/11	122,474
25,000		AT&T Corp., 9.050%, due 11/15/11	28,906
65,000		AT&T Corp., 9.750%, due 11/15/31	77,919
$110,000		Centennial Communications Corp., 8.125%, due 02/01/14	$113,574
55,000		Cincinnati Bell, Inc., 7.250%, due 07/15/13	56,788
25,000		Citizens Communications Co., 6.250%, due 01/15/13	25,313
25,000		Citizens Communications Co., 7.625%, due 08/15/08	27,500
30,000		Citizens Communications Co., 9.000%, due 08/15/31	34,425
90,000		Crown Castle Intl. Corp., 7.500%, due 12/01/13	97,200
25,000		Crown Castle Intl. Corp., 9.375%, due 08/01/11	28,125
40,000		Crown Castle Intl. Corp., 10.750%, due 08/01/11	43,600
35,000		Insight Capital, Inc., 10.500%, due 11/01/10	38,500
50,000	@@	Intelsat Ltd., 6.500%, due 11/01/13	45,574
10,000	#	IWO Escrow Co., 0.000%, due 01/15/12	10,125
15,000		Lucent Technologies, Inc., 5.500%, due 11/15/08	15,488
45,000		Lucent Technologies, Inc., 6.450%, due 03/15/29	40,950
25,000		MCI, Inc., 6.908%, due 05/01/07	25,656
55,000		MCI, Inc., 8.735%, due 05/01/14	59,263
10,000		MetroPCS, Inc., 10.750%, due 10/01/11	10,750
10,000		Nextel Communications, Inc, 6.875%, due 10/31/13	10,900
95,000		Nextel Communications, Inc., 7.375%, due 08/01/15	104,974
50,000		Nextel Partners, Inc., 8.125%, due 07/01/11	55,750
80,000	#	PanAmSat Corp., 9.000%, due 08/15/14	89,700
90,000		Q%west Capital Funding, Inc., 6.375%, due 07/15/08	89,100
15,000		Qwest Capital Funding, Inc., 6.875%, due 07/15/28	12,300
45,000		Qwest Corp., 6.875%, due 09/15/33	41,625
60,000	#	Qwest Corp., 7.875%, due 09/01/11	65,400
10,000	#	Qwest Corp., 9.125%, due 03/15/12	11,600
35,000	#	Qwest Services Corp., 13.500%, due 12/15/07	40,163
70,000	#	Qwest Services Corp., 14.000%, due 12/15/10	84,525
25,000	@@,#	Rogers Wireless Communications, Inc., 7.250%, due 12/15/12	26,625
70,000	@@,#	Rogers Wireless Communications, Inc., 8.000%, due 12/15/12	74,375
15,000		Rural Cellular Corp., 8.250%, due 03/15/12	15,938
30,000		SBA Communications Corp., 2.390%, due 12/15/11	25,425
40,000	#	SBA Communications Corp., 8.500%, due 12/01/12	41,000
30,000		Spectrasite, Inc., 8.250%, due 05/15/10	32,175

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount		Value
	Telecommunications (continued)
$105,000	Western Wireless Corp., 9.250%, due 07/15/13	$114,712
		1,913,867
	Total Corporate Bonds/Notes (Cost $19,380,424)	20,051,072

Shares			Value
COMMON STOCK: 0.0%
		Telecommunications: 0.0%
908	@,I,X	Adelphia Business Solutions	—
150	@,I,X	Jordan Telecommunications	3,909

		Total Common Stock
		(Cost $—)	3,909
PREFERRED STOCK: 0.1%
		Media: 0.1%
213		Paxson Communications Corp.	15,721
		Total Preferred Stock
		(Cost $19,295)	15,721
WARRANTS: 0.0%
		Building Materials: 0.0%
150	@,#,I	Dayton Superior Corp.	2
			2
		Telecommunications: 0.0%
25	@	American Tower Corp.	5,762
			5,762
		Total Warrants
		(Cost $4,869)	5,764
		Total Long-Term Investments
		(Cost $19,404,588)	20,076,466

Principal Amount			Value
SHORT-TERM INVESTMENTS: 7.7%
	Repurchase Agreement: 7.7%
$1,686,000	Morgan Stanley Repurchase Agreement dated 12/31/04, 2.200%, due 01/03/05, $1,686,309 to be received upon repurchase (Collateralized by $1,720,000 Federal National Mortgage Association, 6.050%, Market Value plus accrued interest $1,740,532 due 05/03/19)		$1,686,000
	Total Short-Term Investments (Cost $1,686,000)		1,686,000
	Total Investments In Securities (Cost $21,090,588)*	99.9%	$21,762,466
	Other Assets and Liabilities-Net	0.1%	20,582
	Net Assets	100.0%	$21,783,048

@	Non-income producing security
@@	Foreign issuer
+	Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

I	Illiquid security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $21,097,536. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$697,753
	Gross Unrealized Depreciation	(32,823)
	Net Unrealized Appreciation	$664,930

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERNATIONAL VALUE PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 97.4%
		Belgium: 4.9%
133,700		Fortis	$3,693,857
11,381		Electrabel	5,066,918
95,300	@	Belgacom SA	4,112,115
			12,872,890
		Canada: 1.9%
171,500		Placer Dome, Inc.	3,232,041
32,500		EnCana Corp.	1,855,360
			5,087,401
		China: 0.3%
1,974,000	L	Maanshan Iron & Steel	761,927
29,000		Jiangxi Copper Co., Ltd.	16,494
			778,421
		Denmark: 3.6%
128,400	L	H. Lundbeck A/S	2,862,177
157,900		TDC A/S	6,690,207
			9,552,384
		Finland: 0.8%
97,100		UPM-Kymmene Oyj	2,149,356
			2,149,356
		France: 5.6%
29,688		Societe Generale	3,005,309
20,770	L	Total SA	4,548,892
37,327		Schneider Electric SA	2,596,706
28,708		Lafarge SA	2,770,873
17,600		Total SA ADR	1,933,184
			14,854,964
		Germany: 5.8%
63,600		Deutsche Boerse AG	3,830,614
29,000		Deutsche Bank AG	2,581,691
31,051		Siemens AG	2,628,569
45,700		Schering AG	3,401,661
54,050		RWE AG	2,984,584
			15,427,119
		Greece: 2.4%
141,350		OPAP SA	3,910,679
70,240		Alpha Bank AE	2,450,131
			6,360,810
		Hong Kong: 5.2%
466,000		Henderson Land Development	2,422,791
2,672,000		Cathay Pacific Airways Ltd.	5,070,086
754,000		Hang Lung Properties Ltd.	1,165,461
1,266,000	L	Sino Land Co.	1,246,464
1,446,000		Hong Kong Exchanges and Clearing Ltd.	3,870,749
			13,775,551
		Ireland: 0.7%
94,000		Irish Life & Permanent PLC	1,760,460
			1,760,460
		Italy: 2.2%
255,800		Enel S.p.A.	2,514,556
552,300		Snam Rete Gas S.p.A.	3,205,287
			5,719,843
		Japan: 21.4%
80,300		Toyota Motor Corp.	$3,295,475
25,000		Takefuji Corp.	1,690,704
228,200		Sekisui House Ltd.	2,663,883
384		Japan Retail Fund Investment Corp.	3,241,534
31,600		Kyocera Corp.	2,441,609
122,000		Kao Corp.	3,122,465
407		Mitsubishi Tokyo Financial Group, Inc.	4,168,413
125,100		Chugai Pharmaceutical Co., Ltd.	2,070,375
158,700		Chubu Electric Power Co., Inc.	3,809,915
245,000		Nomura Holdings, Inc.	3,583,361
50,000		Promise Co., Ltd.	3,580,293
269,000		Amano Corp.	2,672,412
499,000		Sumitomo Trust & Banking Co., Ltd.	3,617,588
196,000		Koyo Seiko Co. Ltd.	2,771,140
305,000	L	Shinsei Bank Ltd.	2,080,043
153,800		Tokyo Electric Power Co., Inc.	3,780,964
33,000	@	T&D Holdings, Inc.	1,576,876
460,000		Tokuyama Corp.	2,863,011
264,000		Hino Motors Ltd.	1,969,654
130,000		Isetan Co., Ltd.	1,521,695
			56,521,410
		Malaysia: 4.3%
792,900		Tenaga Nasional Bhd	2,274,371
1,030,300		Maxis Communications Bhd	2,536,224
920,400		Malayan Banking Bhd	2,857,780
199,900		British American Tobacco Malaysia Bhd	2,406,691
1,031,000		Commerce Asset Holdings Bhd	1,274,328
			11,349,394
		Mexico: 0.7%
505,300		Wal-Mart de Mexico SA de CV	1,736,162
			1,736,162
		Netherlands: 5.0%
43,470		Royal Dutch Petroleum Co.	2,494,936
37,200		Unilever NV	2,491,334
110,600	@	ASML Holding NV	1,767,810
466,400	@	Aegon NV	6,348,515
			13,102,595
		New Zealand: 1.6%
1,805,450		Fisher & Paykel Healthcare Corp.	4,232,506
			4,232,506
		Singapore: 4.4%
3,163,200	L	CapitaLand Ltd.	4,132,363
410,600		United Overseas Bank Ltd.	3,469,077
378,400		DBS Group Holdings Ltd.	3,730,326
340,600	@	CapitaCommercial Trust	264,985
			11,596,751
		Spain: 2.4%
179,421		Banco Bilbao Vizcaya Argentaria SA	3,182,163
163,000	@	Telefonica SA	3,065,430
			6,247,593

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERNATIONAL VALUE PORTFOLIO	AS OF DECEMBER 31, 2004(CONTINUED)

Shares			Value
		Sweden: 0.9%
216,079		Swedish Match AB	$2,499,525
			2,499,525
		Switzerland: 7.6%
27,500		Novartis AG ADR	1,389,850
46,906		Novartis AG	2,360,563
56,892		UBS AG	4,769,059
57,500	@	Credit Suisse Group	2,417,185
186,100		STMicroelectronics NV	3,622,191
47,464		Roche Holding AG	5,448,078
			20,006,926
		United Kingdom: 13.7%
158,319		Imperial Tobacco Group PLC	4,335,171
363,930		Diageo PLC	5,198,007
267,299		GlaxoSmithKline PLC	6,275,773
470,187		BP PLC	4,575,142
1,823,558		Vodafone Group PLC	4,961,456
60,612	@	Rio Tinto PLC	1,787,793
3,141,183		Legal & General Group PLC	6,618,527
133,257		Severn Trent PLC	2,470,308
			36,222,177
		United States: 2.0%
78,300		Schlumberger Ltd.	5,242,185
			5,242,185
		Total Common Stock (Cost $221,195,819)	257,096,423

Principal Amount			Value
SHORT-TERM INVESTMENTS: 6.3%
	Repurchase Agreement: 2.7%
$7,024,000	Morgan Stanley Repurchase Agreement dated 12/31/04, 2.200%, due 01/03/05, $7,025,288 to be received upon repurchase (Collateralized by $6,520,000 Federal Home Loan Bank, 5.750%, Market Value plus accrued interest $7,168,983, due 05/15/12)		7,024,000
	Total Repurchase Agreement (Cost $7,024,000)		7,024,000
	Securities Lending Collateralcc: 3.6%
9,473,000	The Bank of New York Institutional Cash Reserve Fund		9,473,000
	Total Securities Lending Collateral (Cost $9,473,000)		9,473,000
	Total Short-Term Investments (Cost $16,497,000)		16,497,000
	Total Investments In Securities (Cost $237,692,819)*	103.7%	$273,593,423
	Other Assets and Liabilities-Net	(3.7)	(9,674,814)
	Net Assets	100.0%	$263,918,609

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2004.
*	Cost for federal income tax purposes is $241,534,188. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$33,652,216
Gross Unrealized Depreciation	(1,592,981)
Net Unrealized Appreciation	$32,059,235

Industry	Percentage of Net Assets
Agriculture	3.5%
Airlines	1.9
Auto Manufacturers	2.0
Auto Parts and Equipment	1.1
Banks	16.4
Beverages	2.0
Building Materials	1.1
Chemicals	1.1
Cosmetics/Personal Care	1.2
Diversified Financial Services	7.0
Electric	7.7
Electronics	0.9
Entertainment	1.5
Food	1.0
Forest Products and Paper	0.8
Gas	1.2
Hand/Machine Tools	1.0
Healthcare-Products	1.6
Home Builders	1.0
Insurance	5.5
Iron/Steel	0.3
Mining	1.9
Miscellaneous Manufacturing	2.0
Oil and Gas	5.8
Oil and Gas Services	2.0
Pharmaceuticals	9.0
Real Estate	2.5
Real Estate Investment Trusts	1.3
Real Estate Operations/Development	0.9
Retail	1.2
Semiconductors	2.0
Telecommunications	8.1
Water	0.9
Repurchase Agreement	2.7
Securities Lending Collateral	3.6
Other Assets and Liabilities, Net	(3.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2004 were as follows:

Fund Name	Type	Per Share Amount
Disciplined LargeCap Portfolio
Class I	NII	$0.0454

Financial Services Portfolio
Class I	NII	$0.0436
Class S	NII	$0.0385
Class I	STCG	$0.1101
Class S	STCG	$0.1101

High Yield Bond Portfolio
Class I	NII	$0.1985

International Value Portfolio
Class I	NII	$0.1494
Class S	NII	$0.1258

MagnaCap Portfolio
Class I	NII	$0.1431
Class S	NII	$0.1280

Real Estate Portfolio
Class I	NII	$0.1418
Class I	ROC	$0.0721
Class I	STCG	$0.1186
Class I	LTCG	$0.0302

NII — Net investment income
ROC — Return of capital
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the fiscal year ended December 31, 2004, the following percentage qualifies for the dividends received deduction available to corporate shareholders:

Disciplined LargeCap Portfolio:	100.00%
Financial Services Portfolio:	29.28%
High Yield Bond Portfolio:	0.41%
International Value Portfolio:	0.43%
MagnaCap Portfolio:	100.00%
Real Estate Portfolio:	1.39%

During the fiscal year ended December 31, 2004, the foreign taxes paid or withheld were $734,653 in total and $0.04 per share for the VP International Value Portfolio.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trusts are managed under the direction of the Portfolios’ Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

Paul S. Doherty(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1934	Trustee	December 1993 - December 2004	President and Partner, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys (1996 - Present).	113	University of Massachusetts Foundation Board (April 2004 - Present).

J. Michael Earley(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (1992 - Present).	113	None

R. Barbara Gitenstein(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1948	Trustee	February 2002 - Present	President, College of New Jersey (1999 - Present).	113	New Jersey Resources (September 2003 - Present).

Walter H. May(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1936	Trustee	May 1995 - Present	Retired. Formerly, Managing Director and Director of Marketing, Piper Jaffray, Inc.	113	Trustee, BestPrep Charitable Organization (1991 - Present).

Jock Patton(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Trustee	October 1999 - Present	Private Investor (June 1997 - Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 -December 2001).	113	Director, Hypercom, Corp. (January 1999 - Present); JDA Software Group, Inc. (January 1999 -Present); Swift Transportation Co. (March 2004 - Present).

David W.C. Putnam(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1939	Trustee	October 1999 - Present	President and Director, F.L. Putnam Securities Company, Inc. and its affiliates; President, Secretary and Trustee, The Principled Equity Market Fund.	113

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Fund (November 1996 - Present); Mercy Endowment Foundation (1995 - Present); Director, F.L. Putnam Investment Management Company (December 2001 - Present); Asian American Bank and Trust Company (June 1992 - Present); Notre Dame Health Care Center (1991 - Present); F.L. Putnam Securities Company, Inc. (June 1978 -Present); and an Honorary Trustee, Mercy Hospital (1973 - Present). Formerly, Anchor International Bond Trust (December 2000 - 2002).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Blaine E. Rieke(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1933	Trustee	February 2001 - December 2004	General Partner, Huntington Partners (January 1997 - Present). Chairman of the Board and Trustee of each of the funds managed by ING Investment Management Co. LLC (November 1998 - February 2001).	113	Trustee, Morgan Chase Trust Co. (January 1998 - Present); Director, Members Trust Co. (November 2003 - Present).

Roger B. Vincent(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Trustee	February 2002 - Present	President, Springwell Corporation (1989 - Present).	113	Director, AmeriGas Propane, Inc. (1998 - Present).

Richard A. Wedemeyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1936	Trustee	February 2001 - Present	Retired. Formerly Vice President - Finance and Administration, Channel Corporation (June 1996 - April 2002); and Trustee of each of the funds managed by ING Management Co. LLC (1998 - 2001).	113	Director, Touchstone Consulting Group (1997 - Present); Trustee, Jim Henson Legacy (1994 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(4) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1956	Trustee	February 2001 - Present	Chief Executive Officer, ING U.S. Financial Services (September 2001 - Present); Member, ING Americas Executive Committee (2001 - Present); ING Aeltus Holding Company, Inc. (2000 - Present), ING Retail Holding Company (1998 - Present), and ING Retirement Holdings, Inc. (1997 - Present). Formerly, President, ING Life Insurance Annuity Company (September 1997 - November 2002), President, Chief Executive Officer and Director of Northern Life Insurance Company (March 2001 - October 2002); General Manager and Chief Executive Officer, ING Worksite Division (December 2000 - October 2001).	161

Director, Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc (March 2001 - Present); Member of the Board, Bushnell Performing Arts Center;
St. Francis Hospital; National Conference of Community Justice; and Metro Atlanta Chamber of Commerce.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1939	Trustee	October 1999 - Present	Chairman, Hillcrest Capital Partners (May 2002 - Present). Formerly, Vice Chairman of ING Americas (2000 - 2002); Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Company (1993 - 2000); Chairman of ReliaStar United Services Life Insurance Company (1995 - 1998); Chairman of ReliaStar Life Insurance Company of New York (1995 -1998); Chairman of Northern Life Insurance Company (1992 - 2001); Chairman and Trustee of the Northstar affiliated investment companies (1993 - 2001).	113	Director, Hormel Foods Corporation (March 2000 - Present); Shopko Stores, Inc. (August 1999 - Present); and M.A. Mortenson Company (March 2002 - Present); Conseco, Inc. (September 2003 - Present).

(1)          Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy. On December 31, 2004, Paul S. Doherty and Blaine E. Rieke retired as Directors/Trustees. Effective January 1, 2005, John V. Boyer and Patrick W. Kenny joined as Directors/Trustees.

(2)          Valuation and Proxy Voting Committee member.

(3)          Audit Committee member.

(4)          Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)          Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1949	President and Chief Executive Officer Chief Operating Officer	February 2001 - Present July 2000 - Present

President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1958	Executive Vice President and Assistant Secretary Principal Financial Officer	February 2002 - Present November 1999 - Present

Executive Vice President, Chief Financial Officer and Treasurer, (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1950	Executive Vice President	November 1999 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1954	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1963	Senior Vice President and Assistant Secretary	November 1999 - Present	Senior Vice President and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Funds Services, LLC (August 1999 - October 2001).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1964	Senior Vice President	November 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1967	Vice President and Treasurer	November 1999 - Present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1954	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President, ING Investments, LLC (February 1996 - Present). Formerly, Chief Compliance Officer (October 2001 - October 2004), ING Investments, LLC.

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1967	Vice President	August 2003 - Present

Vice President, Financial Reporting - Fund Accounting, ING Funds Services, LLC (September 2002 - Present). Formerly, Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001); and Director of Finance, Rural/Metro Corporation (March 1995 - May 2000).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1963	Secretary	August 2003 - Present

Chief Counsel, ING U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1958	Vice President	September 2004 - Present

Vice President of ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President of ING Funds Services, LLC (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1976	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, AZ 85258 Born: 1957	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Theresa Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1963	Assistant Secretary	August 2003 - Present

Counsel, ING U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003); and Associate with Sutherland Asbill & Brennan (1996 - February 2000).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, AZ 85258 Born: 1973	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 -Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)          The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Manager

ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

VPAR-UFVPTI	(1204-021805)

Annual Report

December 31, 2004

Class S

ING Variable Products Trust

Domestic Equity and Income Portfolio

▪                  ING VP Convertible Portfolio

Domestic Equity Growth Portfolios

▪                  ING VP LargeCap Growth Portfolio

▪                  ING VP MidCap Opportunities Portfolio

▪                  ING VP SmallCap Opportunities Portfolio

Domestic Equity Value Portfolios

▪                  ING VP Financial Services Portfolio

▪                  ING VP MagnaCap Portfolio

International Equity Portfolio

▪                  ING VP International Value Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	18

Report of Independent Registered Public Accounting Firm	20

Statements of Assets and Liabilities	21

Statements of Operations	23

Statements of Changes in Net Assets	25

Financial Highlights	29

Notes to Financial Statements	36

Portfolios of Investments	47

Tax Information	63

Trustee and Officer Information	64

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•                  You will see a new section entitled “Shareholder Expense Examples”. These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•                  In addition to the normal performance tables included in the Portfolio Managers’ Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•                  Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on  Form N-Q. These Forms are available for shareholders to view on the SEC’s website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy
President
ING Funds
January 25, 2005

1

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

In our semi-annual report, we referred to sharp swings in sentiment as investors took stock after the handsome gains of 2003. By the middle of the year, the markets had not done much of anything; however, over the next six months sentiment would change twice more and in the end major asset classes posted respectable returns for the year, if not better.

Global equities gained 10.8% in the six months ended December 31, 2004, according to the Morgan Stanley Capital International (“MSCI”) World Index(1), including net reinvested dividends, and 14.7% for entire year. Nearly one quarter of the annual gain was due to dollar weakness, the main story in the currency markets. The dollar was ahead for most of the year, but by mid October had succumbed to continuing concern over the United States twin budget and trade deficits and whether overseas investors would continue to finance them, raising the nightmare of a disorderly slide in the dollar. In 2004, the euro gained 7.6%, a new record. The yen rose 4.5% to a level not seen since early 2000, while the pound stood 7.4% higher, at a remarkable 12-year peak.

Perhaps the most notable feature in investment grade U.S. fixed income markets in the second six months was the curious “curve flattening” trend. Short-term interest rates drifted up as the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate four times, by 1% in all, while bond yields ignored this and fell in the face of weak economic data and continued foreign central bank purchases. Contrary to earlier fears, tame inflation was a backdrop throughout, while the influential employment reports were weak in July, August, October and December. On December 15, the spread between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. For the six months, the yield on 10-year Treasury Notes fell by 40 basis points to 4.22%, but the yield on 13-week Treasury Bills soared 88 basis points to 2.18%. More broadly, the Lehman Brothers Aggregate Bond Index(2) gained 4.18% for the six months. For the whole year, the Index returned 4.34%, underscoring the dominance of the second half in driving market movement, and implying not much underlying price change over the year.

Prices rose on riskier asset classes, however, as investors chased more attractive returns than investment grade bonds were offering. The Lehman Brothers U.S. Corporate High Yield Bond Index(3) for example, returned a robust 9.64% in the six months through December and 11.13% for the year.

U.S. equities in the form of the Standard & Poor’s (“S&P”) 500 Index(4), rose 7.2% including dividends for the six months ended December 31, 2004, breaching and holding levels not seen since before September 11, 2001. By year end, the market was trading at a price to earnings level of just under 16½ times 2005 estimated earnings. For the entire year, the Index returned 10.88%. From the middle of the year, equity investors were disappointed by the weak employment reports referred to above and distracted by surging oil prices as well as bad news affecting individual stocks. The market reached its lowest point in mid-August. But after oil prices climbed over $56 per barrel on October 22, and then slumped, equities squeezed out a narrow gain for the month in the last few days. In November, oil prices continued their retreat and the market powered ahead, cheered by this, the clear presidential election result, perceived as business and shareholder friendly, and at last a powerful employment report. By month end, sentiment was further bolstered by an upward revision to third quarter gross domestic product (“GDP”) growth to 4%, which was doubtless encouraging. But the data released also showed that the engine of growth, the U.S. consumer, was only saving at the rate of 0.5% per annum, which many regard as unsustainable. In addition, the rate of corporate profits growth was already falling and in 2005 may not reach double digits. It is hard to see then what dynamic propelled the S&P 500 Index to another 3.5% gain in December. And while many commentators celebrated this break out and the fact that smaller-cap indices had by then scaled all-time high levels, others feared a reversal before 2005 was very old.

International markets had mixed returns in the second half, but all were inflated in dollar terms by the weakness of that currency. Nonetheless even in local currency terms, Europe’s markets regained mid-2002 levels. Japan equities rose 4.6% in dollar terms during the period, based on the MSCI Japan Index(5) plus net dividends, but fell 1.7% in yen. For the year, Japan returned 15.9% in dollars. First half optimism about GDP growth was dashed as growth collapsed or was revised down as the year wore on.

European excluding (“ex”) UK markets advanced 18.2% in the second half of 2004, according to the MSCI Europe ex UK Index(6) (in dollars including net dividends), about one third due to currency. For all of 2004, the region returned 21.6% in dollars. Profits did grow strongly and markets remain cheap, but given all the issues surrounding low domestic demand,

2

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

unemployment at 8.9% for the last 20 months and inflexible labor markets, arguably they deserve to be.

The UK market returned 15.7% in the six months through December, based on the MSCI UK Index(7) including net dividends, about 40% due to currency. For the whole year, the UK rose 19.6% in dollars. Contrary to the rest of Europe, the Bank of England has been trying to cool consumer demand and a property boom with five interest rate increases in 12 months. They seem to be succeeding for the most part.

(1)  The MSCI World Index measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3)  The Lehman Brothers U.S. Corporate High Yield Bond Index is generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5)  The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 366-0066 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING VP CONVERTIBLE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Types*
as of December 31, 2004

(as a percent of net assets)

* Excludes other assets and liabilities of 0.7% of net assets.

Portfolio holdings are subject to change daily.

The ING VP Convertible Portfolio (the “Portfolio”) seeks maximum total return, consisting of capital appreciation and current income. The Portfolio is managed by a team of investment specialists led by Anuradha Sahai, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class S shares provided a total return of 7.74%, compared to 8.49% for the Merrill Lynch All Convertible Excluding Mandatory All Qualities (“ML Convertible”) Index(1).

Portfolio Specifics: The Portfolio slightly underperformed versus the ML Convertible Index. The Portfolio was relatively defensively positioned versus the Index at the beginning of the year. The barbell approach adopted earlier in the year with heavier weights in more defensive bond-like higher income names along with some equity sensitive names having good fundamentals helped the fund participate more during the rallies.

The healthcare sector was the best performing sector in the convertible market benefiting from a significant rise in two names, Elan Corp. and Sepracor, Inc., which the Portfolio did not own. As a result, performance lagged the Index in healthcare. The next best performing sector in the Index was technology. The Portfolio outperformed significantly in this sector primarily due to security selection. Utilities provided the best absolute returns within the Index. As a result of an overweighting of the sector and positive security selection, the Portfolio outperformed significantly in this sector as well. The most negative performing sector in the Index was the transportation sector, primarily due to the considerable underperformance of the airlines sub-sector. Due to security selection and the absence of any airline names in the Portfolio, the Portfolio was able to deliver positive returns in the sector. Security selection was the major driver of outperformance in the consumer staples and consumer discretionary sectors as well. Overweighting the energy sector aided the Portfolio. Underperformance in the industrials, telecommunications and materials sectors was due to sub-sector positioning, as well as a couple of names not meeting analyst earnings expectations. The Portfolio’s cash weighting also held back performance, especially on up days in the equity markets.

Current Strategy and Outlook: With the continued redemption of higher interest bond-like convertibles as well as the continued new issuance of more equity-like convertibles, the convertible market has taken on more equity sensitivity than witnessed in the last couple of years. U.S. economic indicators continue to improve, but we believe that equity market valuations will improve more modestly going into 2005. A weak dollar, combined with relatively high oil prices, could still act as a damper to economic growth going forward. Inflationary fears, along with geopolitical concerns, decrease the visibility for the financial markets going into next year.

As the equity markets have rallied and with spreads tight, the Portfolio has since shifted from the barbell approach to a more middle of the road approach with most of its weighting in total return convertibles with neither a pure bond-like tilt nor a pure equity tilt.

In these volatile times, we believe convertible securities are attractive relative to comparable asset classes due to their bond floor downside protection while providing equity-like upside participation. Despite the fear of higher rates, strong balance sheets and lower default risk should keep bond floors from dropping much. We continue to look for companies across the spectrum that will benefit from a gradually recovering economy as we expect the market will reward companies that typically profit in the recovery part of the cycle. A bottom up approach, which relies on fundamental analysis and careful security selection within our broader top down sector positioning strategy, continues to be the foundation for our investment decisions.

Top Ten Industries
as of December 31, 2004
(as a percent of net assets)

Insurance	9.5%

Pharmaceuticals	9.3%

Media	6.8%

Oil and Gas	5.0%

Electric	4.8%

Telecommunications	4.8%

Semiconductors	4.2%

Electronics	3.7%

Diversified Financial Services	3.5%

Insurance	3.5%

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING VP CONVERTIBLE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	Since Inception August 20, 2001
Class S	7.74%	9.23%
Merrill Lynch Convertible Index(1)	8.49%	8.31	%(3)
First Boston Convertible Index(2)	7.27%	7.99	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Convertible Portfolio against the Merrill Lynch Convertible Index and the First Boston Convertible Index. The indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Merrill Lynch All Convertible Excluding Mandatory All Qualities Index is an unmanaged market capitalization-weighted index including non-mandatory domestic corporate convertible securities with at least an original par of $50 million or a $50 million market value; securities dropping below a market value of $40 million are excluded. Securities must be convertible into U.S. denominated common stocks, American Depositary Receipts, or cash equivalent to be included. The Index includes approximately 550 convertible securities and is updated and available daily, lending itself to daily performance attribution.

(2)              The First Boston Convertible Index is an unmanaged index that measures the performance of a universe of convertible securities that are similar, but not identical, to those in the Portfolio’s investment portfolio.

(3)              Since inception performance for the index is shown from September 1, 2001.

5

ING VP LARGECAP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of December 31, 2004

(as a percent of net assets)

* Excludes other assets and liabilities of 1.0% of net assets.

Portfolio holdings are subject to change daily.

The ING VP LargeCap Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of large U.S. companies. The Portfolio is managed by Andrew J. Shilling, CFA, Senior Vice President, Partner and Equity Portfolio Manager, Wellington Management Company, LLP — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio provided a total return of 12.73% compared to the Russell 1000 Growth Index(1) and the Standard & Poor’s (“S&P”) 500 Index(2), which returned 6.30% and 10.88%, respectively, for the same period.

Portfolio Specifics: Strong returns to close out the year spurred most equity indices to decent performance for 2004. Value outgained growth, and small-cap stocks bested large-caps to extend their run of outperformance to six consecutive calendar years when measured using the Russell 2000 and S&P 500 Indices. Within the Russell 1000 Growth Index in 2004, the two smallest sectors by weight, utilities and telecommunications services, performed best, while the two largest sectors, health care and technology, performed worst.

Outperformance for the year was driven by stock selection. Despite the sector’s weakness in the broader market, technology was the greatest contributor to the Portfolio’s relative returns. Strong security selection resulted in a positive contribution from positions in Research In Motion Ltd., Yahoo!, Inc., and Electronic Arts, Inc. Research in Motion Ltd. designs, manufactures and markets devices that facilitate wireless communications. The company’s shares rose sharply during the year, despite concerns over patent litigation, in recognition of continued strong growth in subscribers, better than expected earnings, and an appealing new wireless device. Online portal Yahoo!, Inc. appreciated on favorable trends for online advertising and paid search. Video game software maker Electronic Arts, Inc. rose on expectations that a recent agreement with the NFL could bolster its important Madden Football title.

Other key contributors for the year included online auctioneer eBay, Inc. (consumer discretionary sector) and mortgage lender Countrywide Financial Corp. (financials sector). EBay, Inc. rose based on its strong international growth and accelerating PayPal metrics, while Countrywide Financial Corp. continued to gain market share.

The health care sector was the main source of weaker performance during the year, weighed down by drug makers. AstraZeneca PLC fell on concerns regarding the safety profile of cholesterol fighting drug Crestor and a potential shortcoming in its non-small cell lung cancer drug Iressa, while shares of Eli Lilly Co. reacted negatively to slowing Zyprexa sales. Weakness was also seen in the semiconductor industry. Concerns about excess industry capacity contributed to a decline in the share price of most semiconductor companies including our holdings in KLA-Tencor, which was held during the period, and Xilinx, Inc.

Current Strategy and Outlook: Our investment approach is very much a “bottom-up” process; we pick stocks one at a time based upon the attractiveness of each company’s valuation and fundamentals. As a fallout of our stock selections and in recognition of relatively modest expectations for many information technology stocks, we adopted a significant position in this sector early in the year. In the latter half of the year, we reduced exposure to technology and expanded our commitment to consumer discretionary stocks. At the end of the year, we held roughly balanced overweights to the pro-cyclical sectors of information technology, financials and consumer discretionary in recognition of our expectation for continued economic expansion. Within all sectors, we continue to emphasize “sustainable growth” companies that are competitively advantaged and gaining market share.

Top Ten Holdings
as of December 31, 2004
(as a percent of net assets)

Countrywide Financial Corp.	5.4%

Apollo Group, Inc.	5.1%

Electronic Arts, Inc.	4.7%

eBay, Inc.	4.7%

Yahoo!, Inc.	4.6%

Research In Motion Ltd.	4.5%

Dell, Inc.	4.2%

First Data Corp.	3.2%

AstraZeneca PLC ADR	3.0%

Medtronic, Inc.	3.0%

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING VP LARGECAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	Since Inception August 2, 2001
Class S	12.73%	(1.66)%
Russell 1000 Growth Index(1)	6.30%	(1.59	)%(3)
S&P 500 Index(2)	10.88%	1.72	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP LargeCap Growth Portfolio against the Russell 1000 Growth Index and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth.

(2)              The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.

(3)              Since inception performance for the index is shown from August 1, 2001.

7

ING VP MIDCAP OPPORTUNITIES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of December 31, 2004

(as percent of net assets)

*                 Excludes other assets and liabilities of -10.0% of net assets and 9.5% of net assets for short-term investments related to securities lending.

(1)              Includes five industries, which each represent 2 - 3% of net assets.

(2)              Includes sixteen industries, which each represent 1 - 2% of net assets.

(3)              Includes six industries, which each represent less than 1% of net assets.

Portfolio holdings are subject to change daily.

The ING VP MidCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in the common stocks of mid-sized U.S. companies. The Portfolio is managed by a team of investment specialists led by Matthew S. Price, Portfolio Manager, and David C. Campbell, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class S shares provided a total return of 11.13% compared to 15.48% for the Russell MidCap Growth Index(1) and 20.22% for the Russell MidCap Index(2).

Portfolio Specifics: The Portfolio underperformed its Russell MidCap Growth Index benchmark for the year ended December 31, 2004. No exposure in the top performing utilities and telecom sectors, combined with an average cash position of over 3% in 2004’s strong markets caused a significant drain on relative performance. On balance, while sector allocation was only a moderate detriment to performance, stock selection hampered full-year results. In the consumer discretionary sector, previously held Hot Topic and Gentex Corp., were our worst performers. In addition, several health care companies missed earnings estimates and announced lower future earnings guidance, resulting in sharp price declines. These holdings, which have been sold, included Omnicare, Inc. and Accredo Health, Inc. On the other hand, there were many positive contributors in various sectors during 2004, including Coach, Inc., Harmon Intl. Industries, Inc., Peabody Energy Corp., and Adobe Systems, Inc.

Current Strategy and Outlook: Despite the strong market advance during the final quarter of 2004, we continue to believe that the markets are moderately attractive. While we expect interest rates and inflation will rise gradually as 2005 progresses, improving corporate profits, lower energy prices, and reasonable equity valuations all suggest that positive stock market returns are likely this year. During the past several years, value stocks have generally provided better returns than growth stocks, while small capitalization has consistently outperformed larger cap. Looking ahead, we continue to believe that these areas should generate positive returns; however, we think that portfolios should be gradually tilted toward larger cap, growth-oriented names.

Entering 2005, the industrials sector remains the most relatively overweighted sector, while technology remains the most relatively underweighted versus the benchmark. We believe the Portfolio is positioned to benefit from those areas where above-average earnings growth is forecasted, primarily the consumer discretionary, health care and technology sectors.

Top Ten Holdings*
as of December 31, 2004
(as a percent of net assets)

Avid Technology, Inc.	2.0%

Mohawk Industries, Inc.	1.9%

Coach, Inc.	1.9%

Laureate Education, Inc.	1.8%

CACI International, Inc.	1.8%

Midcap SPDR Trust Series 1	1.7%

Inamed Corp.	1.6%

Harman Intl. Industries, Inc.	1.6%

Rockwell Automation, Inc.	1.6%

Adobe Systems, Inc.	1.6%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING VP MIDCAP OPPORTUNITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	Since Inception May 7, 2001
Class S	11.13%	(1.21)%
Russell MidCap Growth Index(1)	15.48%	2.45	%(3)
Russell MidCap Index(2)	20.22%	8.98	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP MidCap Opportunities Portfolio against the Russell MidCap Growth Index and the Russell MidCap Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Russell MidCap Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap Index with relatively higher price-to-book ratios and higher forecasted growth values.

(2)              The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

(3)              Since inception performance for the index is shown from May 1, 2001.

9

ING VP SMALLCAP OPPORTUNITIES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of December 31, 2004

(as percent of net assets)

*                 Excludes other assets and liabilities of -22.5% of net assets and 22.0% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING VP SmallCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in the common stocks of smaller, lesser-known U.S. companies. The Portfolio is managed by a team of investment specialists led by Matthew S. Price, Portfolio Manager, and David C. Campbell, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class S shares provided a total return of 9.95% compared to 14.31% for the Russell 2000 Growth Index(1) and 18.33% for the Russell 2000 Index(2).

Portfolio Specifics: The Portfolio underperformed its Russell 2000 Growth Index benchmark during 2004 primarily because of poor stock selection in the health care and industrials sectors. Overall, full year sector allocation was a modest contributor to performance as overweighting the strong consumer discretionary sector and underweighting the very weak technology sector were both positive strategies. On the other hand, stock selection hampered full year results as several missed earnings estimates and announcements of lower future earnings guidance caused several health care stocks to experience sharp price declines. These holdings, which have all been sold, include Ligand Pharmaceuticals, Inc., Martek Biosciences Corp., Digene Corp. and Foundry Networks. Conversely, there were many successful stock positions held in various sectors during 2004, including Ceradyne, Inc., Penn National Gaming, Inc., Silicon Image, Inc. and Southwestern Energy Co.

Entering 2005, the consumer discretionary sector remains the most relatively overweighted sector while technology remains the most relatively underweighted versus the benchmark. Overall, the Portfolio is positioned to benefit from those areas where above average earnings growth is forecasted, primarily the consumer discretionary, health care and technology sectors.

Market Outlook: Despite the strong market advance during the final quarter of 2004, we continue to believe that the markets are moderately attractive. While we expect that interest rates and inflation will rise gradually as 2005 progresses, improving corporate profits, lower energy prices, and reasonable equity valuations all suggest that positive stock market returns are likely this year. During the past several years, value stocks have generally provided better returns than growth stocks, while small capitalization stocks have consistently outperformed their larger cap brethren. Looking ahead, we continue to believe that these areas should generate positive returns; however, we think that portfolios should be gradually tilted toward larger cap and growth oriented names.

Top Ten Holdings*
as of December 31, 2004
(as a percent of net assets)

iShares Russell 2000 Growth Index Fund	2.8%

Inamed Corp.	2.4%

Amsurg Corp.	2.3%

Ceradyne, Inc.	2.3%

Shuffle Master, Inc.	2.2%

Avid Technology, Inc.	2.2%

Southwestern Energy Co.	2.2%

SCP Pool Corp.	2.1%

CACI Intl., Inc.	2.1%

Integra LifeSciences Holdings Corp.	2.1%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING VP SMALLCAP OPPORTUNITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	Since Inception May 3, 2001
Class S	9.95%	(7.99)%
Russell 2000 Growth Index(1)	14.31%	3.37	%(3)
Russell 2000 Index(2)	18.33%	9.79	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP SmallCap Opportunities Portfolio against the Russell 2000 Growth Index and the Russell 2000 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.

(2)              The Russell 2000 Index is an unmanaged index that measures the performance of securities of smaller U.S. companies.

(3)              Since inception performance for the index is shown from May 1, 2001.

11

ING VP FINANCIAL SERVICES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of December 31, 2004

(as percent of net assets)

* Excludes other assets and liabilities of -0.2% of net assets.

Portfolio holdings are subject to change daily.

The ING VP Financial Services Portfolio (the “Portfolio”) seeks long-term capital appreciation by primarily investing in equity securities and equity equivalent securities of companies principally engaged in the financial services industry. The Portfolio is managed by a team of investment specialists led by Robert M. Kloss, Portfolio Manager, and Steven L. Rayner, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the period May 3, 2004 (inception of the Portfolio) to December 31, 2004, the Portfolio’s Class S shares provided a total return of 12.03% compared to 10.00% for the Standard & Poor’s (“S&P”) Financials Index(1) and 10.76% for the S&P 500 Index(2).

Portfolio Specifics: We continued to bias our positioning of the Portfolio toward “offensive” holdings during this period, favoring stocks we believed would benefit on a relative basis from a strengthening economy and would tend to be less vulnerable to a higher interest rate environment that often follows more robust economic growth.

This proved an effective strategy as offensive-oriented stocks surged during the later months of the year, although we had to work through a rough summer and early fall as oil prices induced questions about the sustainability of the economic recovery. The Portfolio outperformed its benchmark for the period, and at this writing, we have largely maintained our offensive stance, as the domestic economy moves forward and the Federal Reserve (“Fed”) continues its measured pace of interest rate increases.

Among the specific stocks that were significant contributors to performance during the period ended December 31, 2004 were asset managers Affiliated Managers Group, Franklin Resources, Inc., and T. Rowe Price Group, Inc.; sub-prime mortgage lender Accredited Home Lenders, which was held during the period; Prosperity Bancshares, Inc. and US Bancorp; commercial lender CIT Group, Inc.; securities broker E*Trade Financial Corp.; and credit card lender Capital One Financial Corp.

Although our holdings of multi-line insurers American Intl. Group, Inc. (AIG) and Hartford Financial Services Group, Inc. suffered due to their involvement in the insurance brokerage scandal, we were underweight AIG, which benefited performance. Hartford Financial was neutral in terms of its impact on return. We continue to hold both firms as of this writing, believing further downside to be limited. The worst losses were First Data Corp. and Bank of America, which we were underweight. Similarly, US Bancorp detracted from results because of our underweight in the stock.

Current Strategy and Outlook: In our commentary six months ago, we expressed our conviction that higher interest rates were coming. So far, the Fed has done its part to increase short-term rates, boosting the Fed funds rate from 1.00% in May to 2.25% by year-end. However, while long-term rates have gyrated a bit during the period, they generally remained in the low 4% range.

This flatter yield curve could be a potential negative for interest-spread-driven financials, such as banks. As such, we are maintaining our underweight position in the banking sub-sector. But we must again point out that all financial stocks are not inevitably disadvantaged by higher rates — there are many companies in our universe that will actually benefit from moderately higher rates. Further, higher rates typically result from strong economic growth, which would benefit the earnings of a substantial portion of our universe. We do not foresee the kind of a precipitous rise in interest rates that would likely be a major negative for the market as a whole, including most of the financial universe.

We continue to believe that many capital markets and other offensive names are well-positioned fundamentally, and we have maintained an offensive bias in the portfolio, but given strong performance by these stocks in recent months, we have lightened some of the more fully valued positions and have focused our efforts on finding names that we believe can outperform without benefit of multiple expansion, such as by outgrowing peers through company-specific self-help efforts.

We continue to focus on discerning what we believe to be the best relative values and are wary of companies whose earnings outlook might prove disappointing in a higher rate environment.

Top Ten Holdings
as of December 31, 2004
(as a percent of net assets)

Citigroup, Inc.	6.0%

Wells Fargo & Co.	4.4%

American Intl. Group, Inc.	3.7%

Affiliated Managers Group	3.3%

J.P. Morgan Chase & Co.	3.2%

Freddie Mac	3.0%

Goldman Sachs Group, Inc.	3.0%

U.S. Bancorp	3.0%

Morgan Stanley	3.0%

Hartford Financial Services Group, Inc.	2.9%

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	ING VP FINANCIAL SERVICES PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2004
	Since Inception May 3, 2004
Class S	12.03%
S&P 500 Financials Index(1)	10.00%
S&P 500 Index(2)	10.76	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Financial Services Portfolio against the S&P 500 Financials Index and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The S&P 500 Financials Index is an unmanaged capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500 Index.

(2)              The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.

(3)              Since inception performance for the index is shown from May 1, 2004.

13

ING VP MAGNACAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of December 31, 2004

(as percent of net assets)

Portfolio holdings are subject to change daily.

The ING VP MagnaCap Portfolio (the “Portfolio”) seeks growth of capital, with dividend income as a secondary consideration. The Portfolio is managed by a team of investment specialists led by William F. Coughlin, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class S shares provided a total return of 8.96% compared to 16.49% for the Russell 1000 Value Index(1), 11.40% for the Russell 1000 Index(2), and 15.71% for the Standard & Poor’s (“S&P”) Barra Value Index(3).

Portfolio Specifics: The investment team focuses on high quality companies selling at low price to earnings multiples. The Portfolio is well diversified, with exposure to all the major economic sectors and remains sensitive to the sector weighting of its Russell 1000 Value Index benchmark. During 2004, both sector allocation and stock selection combined to cause the Portfolio to underperform its benchmark. The Portfolio underperformed the benchmark’s return in all sectors. The worst performing stock was Koninklijke Philips Electronics NV. The Portfolio’s largest sector exposure was a 31.1% average weighting in financial services, somewhat below the 34.0% benchmark weighting. While this underweighting had a reasonably neutral allocation impact on results, the poor price performance of the Portfolio’s financial services positions, especially American Intl. Group, Inc. and Fannie Mae, had a decidedly more negative overall effect. The health care sector also negatively impacted overall results from both a sector allocation and stock selection perspective as overweighting this poorly performing sector severely reduced the sector allocation contribution, while several positions, including previously held Bristol-Myers Squibb Co. and Merck & Co., as well as Pfizer, Inc., all suffered price declines in 2004. This had a negative impact on Portfolio results. The strongest contribution from sector allocation was the result of overweighting the energy sector, but while the Portfolio’s stocks performed very well as a group (+26.0%), this was below the benchmark energy sector return of 30.6%. Several stocks in this sector were particularly strong, including Exxon Mobil Corp., ChevronTexaco Corp. and Halliburton Co. Overall, this sector was a positive contributor from a sector allocation perspective, but negative when considering specific stock selection.

Current Strategy and Outlook: Despite the strong market advance during the final quarter of 2004, we continue to believe that the markets are moderately attractive. While we expect that interest rates and inflation will rise gradually as 2005 progresses, improving corporate profits, lower energy prices, and reasonable equity valuations all suggest that positive stock market returns are likely this year. During the past several years, value stocks have generally provided better returns than growth stocks, while small capitalization has consistently outperformed larger cap stocks. Looking ahead, we continue to believe that these areas should generate positive returns; however, we think that portfolios should be gradually tilted toward larger cap, growth-oriented names.

Top Ten Holdings
as of December 31, 2004
(as a percent of net assets)

Honeywell International, Inc.	4.0%

Altria Group, Inc.	3.6%

General Dynamics Corp.	3.5%

Bank of America Corp.	3.5%

ChevronTexaco Corp.	3.5%

Exxon Mobil Corp.	3.4%

Wells Fargo & Co.	3.2%

Merrill Lynch & Co., Inc.	3.0%

Nestle SA ADR	3.0%

Emerson Electric Co.	3.0%

Portfolio holdings are subject to change daily.

14

PORTFOLIO MANAGERS’ REPORT	ING VP MAGNACAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	Since Inception May 3, 2001
Class S	8.96%	0.90%
Russell 1000 Value Index(1)	16.49%	5.65	%(4)
Russell 1000 Index(2)	11.40%	1.36	%(4)
S&P Barra Value Index(3)	15.71%	1.80	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP MagnaCap Portfolio against the Russell 1000 Value Index, Russell 1000 Index and the S&P Barra Value Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Portfolio invests than the S&P Barra Value Index.

(2)              The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(3)              The S&P Barra Value Index is an unmanaged capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.

(4)              Since inception performance for the index is shown from May 1, 2001.

15

ING VP INTERNATIONAL VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation*
as of December 31, 2004

(as percent of net assets)

*                 Excludes other assets and liabilities of -3.5% of net assets and 3.6% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING VP International Value Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in foreign companies with market capitalizations greater than $1 billion. The Portfolio is managed by Richard T. Saler and Philip A. Schwartz, CFA, each a Senior Vice President and Director of International Investment Strategy, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Portfolio’s Class S shares provided a total return of 17.03% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index(1), which returned 20.70% for the same period.

Portfolio Specifics: We commenced the year with a defensive positioning to reflect our expected maturing of the global economic recovery. This strategy was premature and proved to be a headwind, especially in the first and final quarters of the year. For the year, the opportunity cost of holding residual cash in a strong market and underweighting Europe did not prove beneficial, while underweighting a relatively weak Japan added value. The return from the Portfolio’s holdings in emerging markets detracted from results. Within the regions, stock selection proved strong in developed Asia, but cost performance in Japan.

Sector allocation excluding cash added modest value. The selection shortfall within the sectors came primarily from the industrials and materials groups. This was partly offset by material positive selection contributions in the healthcare, consumer discretionary and utilities sectors.

At the security level, the largest detractor was previously held Gold Fields Ltd., which was unexpectedly impacted by a surging South African currency. Our holdings in the Dutch consumer electronics and technology conglomerate Philips Electronics NV, which was held during the period, and Japanese broker Nomura Holding, Inc. (which corrected sharply after a strong 2003) also proved detrimental. On the positive side, our inclusion of previously held OTP Bank Rt. (a Hungarian bank) proved especially beneficial. OPAP SA, a Greek betting and lottery operator held during the period, and CapitaLand Ltd. NPV (a Singaporean real estate developer and operator) also contributed materially to performance, as did utility holdings Electrabel SA (Belgium) and Enel S.p.A. (Italy).

Current Strategy and Outlook: Global economic growth is expected to decelerate in the coming financial year. U.S. consumption growth, stimulated in recent years by a convergence of low interest rates and tax cuts, should be less robust going forward. Combined with a global tax in the form of sustained high energy prices, the global demand outlook is therefore likely to be weaker than in 2003 and 2004. Earnings and cash flow growth in this environment is likely to be relatively modest, with the potential for earnings disappointments rising as 2005 progresses. Adding to the uncertainties is the unresolved war in Iraq. Earnings and cash flow sustainability and visibility and an increasing focus on quality and financial strength are, therefore, characteristics likely to be rewarded.

The Portfolio is positioned accordingly. At the sector level, we commence the new fiscal year with underweight positions in the consumer discretionary, industrial and materials sectors, which collectively finance the overweights of the financial sector (especially in Japan and emerging Asia) and health care. Despite the above-mentioned risks, we continue to see selective opportunities in the emerging markets, albeit fewer than was the case in 2003 and early 2004.

Industry Allocation*
as of December 31, 2004
(as a percent of net assets)

Banks	16.4%

Pharmaceuticals	9.0%

Telecommunications	8.1%

Electric	7.7%

Diversified Financial Services	7.0%

Oil and Gas	5.8%

Insurance	5.5%

Agriculture	3.5%

Real Estate	2.5%

Semiconductors	2.0%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

16

PORTFOLIO MANAGERS’ REPORT	ING VP INTERNATIONAL VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2004
	1 Year	Since Inception March 19, 2002
Class S	17.03%	7.70%
MSCI EAFE Index(1)	20.70%	13.27	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP International Value Portfolio against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(2)              Since inception performance for the index is shown from April 1, 2002.

17

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first section of the table shown, “Actual Fund Return”, provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING VP Convertible Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*

Actual Fund Return
Class S	$1,000.00	$1,055.80	1.10%	$5.68
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.61	1.10%	$5.58

ING VP LargeCap Growth Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*

Actual Fund Return
Class S	$1,000.00	$1,025.30	1.10%	$5.60
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.61	1.10%	$5.58

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

18

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

ING VP MidCap Opportunities Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio		Expenses Paid During the Six Months Ended December 31, 2004*

Actual Fund Return
Class S	$1,000.00	$1,060.90	1.10**	%	$5.70
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.61	1.10%		$5.58

ING VP SmallCap Opportunities Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*

Actual Fund Return
Class S	$1,000.00	$1,085.40	1.10%	$5.77
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.61	1.10%	$5.58

ING VP Financial Services Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*

Actual Fund Return
Class S	$1,000.00	$1,101.50	1.05%	$5.55
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.86	1.05%	$5.33

ING VP MagnaCap Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*

Actual Fund Return
Class S	$1,000.00	$1,072.10	1.10%	$5.73
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.61	1.10%	$5.58

ING VP International Value Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2004*

Actual Fund Return
Class S	$1,000.00	$1,141.30	1.20%	$6.46
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.10	1.20%	$6.09

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**          Annualized expense ratio excludes a one-time merger expense.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
ING Variable Products Trust

We have audited the accompanying statements of assets and liabilities of ING VP Convertible Portfolio, ING VP LargeCap Growth Portfolio, ING VP MidCap Opportunities Portfolio, ING VP SmallCap Opportunities Portfolio, ING VP Financial Services Portfolio, ING VP MagnaCap Portfolio, and ING VP International Value Portfolio, each a series of ING Variable Products Trust, including the portfolios of investments, as of December 31, 2004, and the related statements of operations for the year or periods then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 11, 2005

20

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

	ING VP Convertible Portfolio	ING VP LargeCap Growth Portfolio	ING VP MidCap Opportunities Portfolio	ING VP SmallCap Opportunities Portfolio
ASSETS:
Investments in securities at value+*	$8,247,898	$2,307,248	$123,328,567	$191,615,041
Short-term investments at amortized cost	—	—	12,083,000	43,094,000
Repurchase agreement	459,000	—	4,004,000	5,013,000
Cash	65,850	41,937	3	587
Receivables:
Investment securities sold	36,543	6,440	1,257,545	927,831
Dividends and interest	47,110	724	33,858	7,842
Prepaid expenses	634	11	525	911
Reimbursement due from manager	—	—	—	13,468
Total assets	8,857,035	2,356,360	140,707,498	240,672,680

LIABILITIES:
Payable for investment securities purchased	63,488	9,886	1,674,123	1,583,867
Payable for fund shares redeemed	—	—	—	292,454
Payable upon receipt of securities loaned	—	—	12,083,000	43,094,000
Payable to affiliates	7,926	5,602	103,661	156,724
Payable for trustee fees	778	1,328	3,555	4,312
Other accrued expenses and liabilities	14,118	7,999	66,519	77,517
Total liabilities	86,310	24,815	13,930,858	45,208,874
NET ASSETS	$8,770,725	$2,331,545	$126,776,640	$195,463,806

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$8,140,640	$2,077,114	$185,783,410	$221,635,233
Accumulated net investment loss	(3,312)	(8,549)	—	—
Accumulated net realized gain (loss) on investments and foreign currency related transactions	4,869	(120,692)	(87,370,615)	(83,570,049)
Net unrealized appreciation on investments and foreign currency related transactions	628,528	383,672	28,363,845	57,398,622
NET ASSETS	$8,770,725	$2,331,545	$126,776,640	$195,463,806

+ Including securities loaned at value	$—	$—	$11,683,238	$41,771,899
* Cost of investments in securities	$7,619,370	$1,923,576	$94,964,722	$134,216,419

Class I:
Net assets	n/a	n/a	$83,969,000	$86,218,186
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	n/a	n/a	12,244,476	5,302,295
Net asset value and redemption price per share	n/a	n/a	$6.86	$16.26

Class S:
Net assets	$8,770,725	$2,331,545	$42,807,640	$109,245,620
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	744,724	256,128	6,302,469	6,769,803
Net asset value and redemption price per share	$11.78	$9.10	$6.79	$16.14

See Accompanying Notes to Financial Statements

21

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

	ING VP Financial Services Portfolio	ING VP MagnaCap Portfolio	ING VP International Value Portfolio
ASSETS:
Investments in securities at value+*	$18,327,605	$39,521,575	$257,096,423
Short-term investments at amortized cost	—	—	9,473,000
Repurchase agreement	1,407,000	398,000	7,024,000
Cash	199	896	671
Foreign currencies at value**	—	—	16,166
Receivables:
Fund shares sold	—	—	335,161
Dividends and interest	18,134	42,424	399,915
Prepaid expenses	3,342	145	2,912
Reimbursement due from manager	7,560	—	38,300
Total assets	19,763,840	39,963,040	274,386,548

LIABILITIES:
Payable upon receipt of securities loaned	—	—	9,473,000
Payable for fund shares redeemed	—	—	658,784
Payable to affiliates	17,771	35,321	236,416
Payable for trustee fees	493	1,140	14,715
Other accrued expenses and liabilities	47,778	19,737	85,024
Total liabilities	66,042	56,198	10,467,939
NET ASSETS	$19,697,798	$39,906,842	$263,918,609

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$18,277,158	$34,319,258	$211,064,178
Undistributed net investment income (accumulated net investment loss or distributions in excess)	312	—	(185,215)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(21,716)	(1,978,178)	17,091,194
Net unrealized appreciation on investments and foreign currency related transactions	1,442,044	7,565,762	35,948,452
NET ASSETS	$19,697,798	$39,906,842	$263,918,609

+ Including securities loaned at value	$—	$—	$9,053,347
* Cost of investments in securities	$16,885,561	$31,955,813	$221,195,819
** Cost of foreign currencies	$—	$—	$16,169

Class I:
Net assets	$5,492,636	$8,623,176	$262,693,825
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	496,712	908,673	20,591,651
Net asset value and redemption price per share	$11.06	$9.49	$12.76

Class S:
Net assets	$14,205,162	$31,283,666	$1,224,784
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	1,285,517	3,280,714	94,768
Net asset value and redemption price per share	$11.05	$9.54	$12.92

See Accompanying Notes to Financial Statements

22

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

	ING VP Convertible Portfolio	ING VP LargeCap Growth Portfolio	ING VP MidCap Opportunities Portfolio	ING VP SmallCap Opportunities Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$80,639	$19,550	$351,777	$390,489
Interest	147,421	—	45,785	70,374
Securities lending income	—	—	16,509	108,345
Total investment income	228,060	19,550	414,071	569,208

EXPENSES:
Investment management fees	50,622	17,415	673,316	1,350,422
Service fees:
Class S	16,874	5,805	74,393	241,670
Transfer agent fees:
Class I	—	—	2,107	3,045
Class S	1,645	1,245	1,192	2,713
Administrative service fees	6,750	2,322	89,774	180,054
Shareholder reporting expense	589	906	26,927	69,983
Registration fees	—	—	129	903
Professional fees	5,163	3,155	10,787	59,330
Custody and accounting expense	6,800	380	13,914	21,474
Trustee fees	458	121	1,376	5,747
Miscellaneous expense	478	763	4,160	6,073
Merger expense	—	—	33,988	—
Total expenses	89,379	32,112	932,063	1,941,414
Waived and reimbursed fees	(15,077)	(6,547)	(33,205)	(126,792)
Brokerage commission recapture	—	(19)	—	—
Net expenses	74,302	25,546	898,858	1,814,622
Net investment income (loss)	153,758	(5,996)	(484,787)	(1,245,414)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain on:
Investments	210,842	208,520	2,203,413	2,686,546
Foreign currency related transactions	2,104	—	—	—
Net realized gain on investments and foreign currency related transactions	212,946	208,520	2,203,413	2,686,546
Net change in unrealized appreciation or depreciation on investments	201,109	77,503	6,528,389	15,750,271
Net realized and unrealized gain on investments and foreign currency related transactions	414,055	286,023	8,731,802	18,436,817
Increase in net assets resulting from operations	$567,813	$280,027	$8,247,015	$17,191,403

*Foreign taxes withheld	$—	$15	$—	$—

See Accompanying Notes to Financial Statements

23

STATEMENTS OF OPERATIONS FOR THE PERIODS ENDED DECEMBER 31, 2004

	ING VP Financial Services Portfolio	ING VP MagnaCap Portfolio	ING VP International Value Portfolio
	May 3, 2004(1) to December 31, 2004	Year Ended December 31, 2004	Year Ended December 31, 2004
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$106,525	$863,285	$5,324,388
Interest	10,481	11,028	676,407
Securities lending income	—	—	20,071
Total investment income	117,006	874,313	6,020,866

EXPENSES:
Investment management fees	49,590	284,657	2,430,328
Service fees:
Class S	13,558	75,082	1,946
Transfer agent fees:
Class I	200	598	4,623
Class S	256	2,531	15
Administrative service fees	6,612	37,954	243,029
Shareholder reporting expense	15,186	36,391	73,102
Registration fees	—	—	4,685
Professional fees	21,082	14,674	52,563
Custody and accounting expense	1,699	12,078	122,876
Trustee fees	504	394	16,849
Organization fees and offering costs	16,933	—	—
Miscellaneous expense	1,359	6,223	9,484
Total expenses	126,979	470,582	2,959,500
Waived and reimbursed fees	(59,999)	(67,851)	(524,997)
Brokerage commission recapture	—	—	(679)
Net expenses	66,980	402,731	2,433,824
Net investment income	50,026	471,582	3,587,042

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	168,520	279,828	21,562,524
Foreign currency related transactions	—	—	(723,501)
Net realized gain on investments and foreign currency related transactions	168,520	279,828	20,839,023
Net change in unrealized appreciation or depreciation on:
Investments	1,442,044	2,491,879	12,818,478
Foreign currency related transactions	—	—	47,908
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	1,442,044	2,491,879	12,866,386
Net realized and unrealized gain on investments and foreign currency related transactions	1,610,564	2,771,707	33,705,409
Increase in net assets resulting from operations	$1,660,590	$3,243,289	$37,292,451

(1) Commencement of operations.
* Foreign taxes withheld	$—	$9,964	$734,653

See Accompanying Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Convertible Portfolio		ING VP LargeCap Growth Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income (loss)	$153,758	$76,534	$(5,996)	$(8,937)
Net realized gain on investments and foreign currency related transactions	212,946	187,091	208,520	303,674
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	201,109	437,770	77,503	264,991
Net increase in net assets resulting from operations	567,813	701,395	280,027	559,728

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class S	(162,004)	(78,783)	(74,832)	—
Net realized gains:
Class S	(235,552)	(68,444)	—	—
Total distributions	(397,556)	(147,227)	(74,832)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,074,241	2,987,750	16,989	1,247,320
Dividends reinvested	391,413	147,227	59,804	—
	5,465,654	3,134,977	76,793	1,247,320
Cost of shares redeemed	(1,423,854)	(657,105)	(308,803)	(768,570)
Net increase (decrease) in net assets resulting from capital share transactions	4,041,800	2,477,872	(232,010)	478,750
Net increase (decrease) in net assets	4,212,057	3,032,040	(26,815)	1,038,478

NET ASSETS:
Beginning of year	4,558,668	1,526,628	2,358,360	1,319,882
End of year	$8,770,725	$4,558,668	$2,331,545	$2,358,360
Undistributed net investment income (accumulated net investment loss) at end of year	$(3,312)	$2,034	$(8,549)	$(5,537)

See Accompanying Notes to Financial Statements

25

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP MidCap Opportunities Portfolio		ING VP SmallCap Opportunities Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment loss	$(484,787)	$(77,797)	$(1,245,414)	$(919,099)
Net realized gain on investments and foreign currency related transactions	2,203,413	732,301	2,686,546	6,098,772
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	6,528,389	3,494,144	15,750,271	37,095,023
Net increase in net assets resulting from operations	8,247,015	4,148,648	17,191,403	42,274,696

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,358,163	18,018,143	36,075,066	98,943,784
Net proceeds from shares issued in merger	103,914,425	—	—	—
Cost of shares redeemed	(23,328,512)	(8,858,736)	(43,873,361)	(51,828,693)
Net increase (decrease) in net assets resulting from capital share transactions	97,944,076	9,159,407	(7,798,295)	47,115,091
Net increase in net assets	106,191,091	13,308,055	9,393,108	89,389,787

NET ASSETS:
Beginning of year	20,585,549	7,277,494	186,070,698	96,680,911
End of year	$126,776,640	$20,585,549	$195,463,806	$186,070,698
Undistributed net investment income at end of year	$—	$—	$—	$—

See Accompanying Notes to Financial Statements

26

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Financial Services Portfolio	ING VP MagnaCap Portfolio
	May 3, 2004(1) to December 31, 2004	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income	$50,026	$471,582	$291,124
Net realized gain (loss) on investments and foreign currency related transactions	168,520	279,828	(1,172,484)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	1,442,044	2,491,879	8,148,404
Net increase in net assets resulting from operations	1,660,590	3,243,289	7,267,044

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(12,489)	(126,264)	(64,502)
Class S	(41,839)	(424,638)	(152,871)
Net realized gains:
Class I	(54,493)	—	—
Class S	(135,743)	—	—
Total distributions	(244,564)	(550,902)	(217,373)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,427,385	7,997,822	17,013,807
Net proceeds from shares issued in merger	—	—	2,799,176
Dividends reinvested	180,318	546,542	217,373
	28,607,703	8,544,364	20,030,356
Cost of shares redeemed	(10,325,931)	(7,744,462)	(8,377,017)
Net increase in net assets resulting from capital share transactions	18,281,772	799,902	11,653,339
Net increase in net assets	19,697,798	3,492,289	18,703,010

NET ASSETS:
Beginning of period	—	36,414,553	17,711,543
End of period	$19,697,798	$39,906,842	$36,414,553
Undistributed net investment income at end of period	$312	$—	$73,751

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

27

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP International Value Portfolio
	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income	$3,587,042	$1,494,709
Net realized gain on investments and foreign currency related transactions	20,839,023	3,573,423
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	12,866,386	26,153,098
Net increase in net assets resulting from operations	37,292,451	31,221,230

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(3,298,798)	(1,324,044)
Class S	(8,322)	(1,672)
Total distributions	(3,307,120)	(1,325,716)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	154,197,513	374,729,115
Dividends reinvested	3,307,120	1,325,716
	157,504,633	376,054,831
Cost of shares redeemed	(90,707,666)	(306,897,912)
Net increase in net assets resulting from capital share transactions	66,796,967	69,156,919
Net increase in net assets	100,782,298	99,052,433

NET ASSETS:
Beginning of year	163,136,311	64,083,878
End of year	$263,918,609	$163,136,311
Undistributed net investment income (accumulated net investment loss) at end of year	$(185,215)	$20,135

See Accompanying Notes to Financial Statements

28

ING VP CONVERTIBLE PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S
	Year Ended December 31,			August 20, 2001(1) to December 31, 2001
	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.51	9.45	10.42	10.00
Income (loss) from investment operations:
Net investment income	$0.25	0.28	0.25	0.08
Net realized and unrealized gain (loss) on investments	$0.62	2.23	(0.97)	0.49
Total from investment operations	$0.87	2.51	(0.72)	0.57
Less distributions from:
Net investment income	$0.26	0.27	0.25	0.08
Net realized gains on investments	$0.34	0.18	—	0.07
Total distributions	$0.60	0.45	0.25	0.15
Net asset value, end of period	$11.78	11.51	9.45	10.42
Total Return(2)%	7.74	26.99	(6.89)	5.67

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,771	4,559	1,527	722
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.10	1.10	1.12	1.10
Gross expenses prior to expense reimbursement(3)%	1.32	2.17	3.49	7.33
Net investment income after expense reimbursement(3)(4)%	2.28	2.91	2.76	2.49
Portfolio turnover rate %	85	177	69	14

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

29

ING VP LARGECAP GROWTH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S
	Year Ended December 31,			August 2, 2001(1) to December 31, 2001
	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$8.34	6.27	9.66	10.00
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	$1.08	2.10	(3.35)	(0.33)
Total from investment operations	$1.06	2.07	(3.36)	(0.34)
Less distributions from:
Net investment income	$0.30	—	0.03	—
Total distributions	$0.30	—	0.03	—
Net asset value, end of period	$9.10	8.34	6.27	9.66
Total Return(2)%	12.73	33.01	(34.80)	(3.40)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,332	2,358	1,320	1,017
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.10	1.10	1.10	1.10
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.10	1.07	1.10	1.10
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.38	2.04	3.64	7.19
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(0.26)	(0.48)	(0.41)	(0.47)
Portfolio turnover rate %	68	296	496	159

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

30

ING VP MIDCAP OPPORTUNITIES PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S
	Year Ended December 31,			May 7, 2001(1) to December 31, 2001
	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$6.11	4.47	6.04	7.10
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.71	1.67	(1.55)	(1.05)
Total from investment operations	$0.68	1.64	(1.57)	(1.06)
Net asset value, end of period	$6.79	6.11	4.47	6.04
Total Return(2)%	11.13	36.69	(25.99)	(14.93)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$42,808	7,089	2,595	865
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.14	1.10	1.12	1.10
Gross expenses prior to expense reimbursement(3)%	1.21	1.45	1.75	4.28
Net investment loss after expense reimbursement(3)(4)%	(0.68)	(0.73)	(0.67)	(0.67)
Portfolio turnover rate %	73	162	387	429

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

31

ING VP SMALLCAP OPPORTUNITIES PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S
	Year Ended December 31,				May 3, 2001(1) to December 31, 2001
	2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$14.68	10.61		18.86	21.97
Income (loss) from investment operations:
Net investment loss	$(0.11)	(0.10*	)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	$1.57	4.17		(8.17)	(3.01)
Total from investment operations	$1.46	4.07		(8.25)	(3.06)
Less distributions from:
Net realized gain on investments	$—	—		—	0.05
Total distributions	$—	—		—	0.05
Net asset value, end of period	$16.14	14.68		10.61	18.86
Total Return(2)%	9.95	38.36		(43.74)	(13.90)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$109,246	95,039		31,914	15,743
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.10	1.10		1.10	1.10
Gross expenses prior to expense reimbursement(3)%	1.19	1.32		1.49	1.71
Net investment loss after expense reimbursement(3)(4)%	(0.78)	(0.82)		(0.97)	(0.90)
Portfolio turnover rate %	67	168		414	304

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

 *              Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

32

ING VP FINANCIAL SERVICES PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S
	May 3, 2004(1) to December 31, 2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.05	*
Net realized and unrealized gain on investments	$1.15
Total from investment operations	$1.20
Less distributions from:
Net investment income	$0.04
Net realized gains on investments	$0.11
Total distributions	$0.15
Net asset value, end of period	$11.05
Total Return(2)%	12.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$14,205
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.05
Gross expenses prior to expense reimbursement(3)%	1.96
Net investment income after expense reimbursement(3)(4)%	0.73
Portfolio turnover rate %	95

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

 *              Per share data calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

33

ING VP MAGNACAP PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S
	Year Ended December 31,			May 3, 2001(1) to December 31, 2001
	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$8.88	6.85	8.98	9.59
Income (loss) from investment operations:
Net investment income	$0.11	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investments	$0.68	2.01	(2.13)	(0.60)
Total from investment operations	$0.79	2.09	(2.06)	(0.55)
Less distributions from:
Net investment income	$0.13	0.06	0.07	0.06
Total distributions	$0.13	0.06	0.07	0.06
Net asset value, end of period	$9.54	8.88	6.85	8.98
Total Return(2)%	8.96	30.68	(22.99)	(5.75)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,284	29,086	12,843	5,854
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.10	1.17	1.10	1.10
Gross expenses prior to expense reimbursement(3)%	1.29	1.46	1.45	1.53
Net investment income after expense reimbursement(3)(4)%	1.20	1.16	1.01	1.13
Portfolio turnover rate %	18	92	47	72

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

34

ING VP INTERNATIONAL VALUE PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S
	Year Ended December 31,		March 19, 2002(1) to December 31, 2002
	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$11.16	8.68	10.80
Income (loss) from investment operations:
Net investment income	$0.13	0.11	0.05
Net realized and unrealized gain (loss) on investments	$1.76	2.45	(2.10)
Total from investment operations	$1.89	2.56	(2.05)
Less distributions from:
Net investment income	$0.13	0.08	0.07
Total distributions	$0.13	0.08	0.07
Net asset value, end of period	$12.92	11.16	8.68
Total Return(2)%	17.03	29.79	(19.04)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,225	534	42
Ratios to average net assets:
Net expenses after expense reimbursement(4)%	1.20	1.20	1.20
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.20	1.20	1.20
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.47	1.38	1.83
Net investment income after expense reimbursement and brokerage commission recapture(3)(4)%	1.14	1.31	0.56
Portfolio turnover rate %	98	89	164

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

35

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004

NOTE 1 — ORGANIZATION

Organization. The ING Variable Products Trust is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. There are ten investment series which comprise the Trust. The names of the seven Portfolios in this report, which offer Class S shares are ING VP Convertible Portfolio (“Convertible Portfolio”), ING VP LargeCap Growth Portfolio (“LargeCap Growth Portfolio”), ING VP MidCap Opportunities Portfolio (“MidCap Opportunities Portfolio”), ING VP SmallCap Opportunities Portfolio (“SmallCap Opportunities Portfolio”), ING VP Financial Services Portfolio (“Financial Services Portfolio”), ING VP MagnaCap Portfolio (“MagnaCap Portfolio”) and ING VP International Value Portfolio (“International Value Portfolio”).

Each Portfolio offers Class S shares. MidCap Opportunities Portfolio, SmallCap Opportunities Portfolio, Financial Services Portfolio, MagnaCap Portfolio and International Value Portfolio also offer Class I shares. The two classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including shareholder servicing fees.

ING Investments, LLC (“ING Investments” or the “Investment Manager”), an Arizona limited liability company, serves as the Investment Manager to the Portfolios. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the Sub-Adviser to each Portfolio, with the exception of LargeCap Growth Portfolio. ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution active in the fields of banking, insurance and asset management.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolio’s Valuation Procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio’s net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among

36

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. Certain portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and

37

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolios. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Dividends from net investment income are declared and paid quarterly by each Portfolio. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principals generally accepted in the United States of America for investment companies.

F.              Federal Income Taxes. It is the policy of the Portfolios, to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities acceptable to it generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.                Illiquid and Restricted Securities. Each Portfolio may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to

38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.            Delayed Delivery Transactions. A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to segregate liquid assets sufficient to cover the purchase price.

L.              Organization Expenses and Offering Costs. Costs incurred with the organization of the Portfolios are expensed as incurred. Costs incurred with the offering of shares of the Portfolios are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, the cost of purchases and sales of securities, excluding short-term and U.S. Government securities, were as follows:

	Purchases	Sales
Convertible Portfolio	$8,566,838	$5,256,594
LargeCap Growth Portfolio	1,578,084	1,926,558
MidCap Opportunities Portfolio	142,493,226	63,199,494
SmallCap Opportunities Portfolio	117,585,515	126,500,883
Financial Services Portfolio	26,123,478	9,406,437
MagnaCap Portfolio	7,942,712	6,665,100
International Value Portfolio	283,721,968	220,194,658

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an Investment Management Agreement with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. The Investment Manager receives an investment advisory fee calculated at an annual rate of 0.75% of average daily net assets from the Convertible, LargeCap Growth, MidCap Opportunities and MagnaCap Portfolios. For the SmallCap Opportunities Portfolio, the Investment Manager receives an investment advisory fee of 0.75% on the first $250 million, 0.70% on next $250 million, 0.65% on next $250 million, 0.60% on next $250 million, and 0.55% in excess of $1 billion of average daily net assets. For the Financial Services Portfolio, the Investment Manager receives an investment advisory fee of 0.75% on the first $500 million and 0.70% in excess of $500 million. The investment advisory fee for the International Value Portfolio is 1.00% of the average daily net assets from the International Value Portfolio.

The Investment Manager has engaged ING Investment Management Co. to serve as Sub-Adviser to all of the Portfolios with the exception of the LargeCap Growth Portfolio.

Wellington Management Company, LLP, (“Wellington”), a Massachusetts limited liability partnership, serves as Sub-Adviser to the LargeCap Growth Portfolio pursuant to a Sub-Advisory Agreement with ING Investments.

ING Funds Services, LLC (the ”Administrator”), an indirect wholly-owned subsidiary of ING Groep N.V., acts as administrator and provides certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets.

NOTE 5 — SHAREHOLDER SERVICE FEES

Class S shares of each Portfolio are subject to a Shareholder Service Plan (the “Plan”). Under the Plan, each Portfolio pays the Administrator a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares. The Administrator is entitled to use the proceeds from the Plan to make payments to insurance companies, broker-dealers or other financial intermediaries for providing services to shareholders of Class S shares. During the year ended December 31, 2004, the Administrator voluntarily waived 0.05% of the 0.25% fee for the MidCap Opportunities, SmallCap Opportunities, MagnaCap and International Value Portfolios.

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Manager may direct the Portfolio’s portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amount credited to the Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

At December 31, 2004, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services Fees	Total
Convertible Portfolio	$5,404	$721	$1,801	$7,926
LargeCap Growth Portfolio	4,910	198	494	5,602
MidCap Opportunities Portfolio	86,007	10,550	7,104	103,661
SmallCap Opportunities Portfolio	122,319	16,306	18,099	156,724
Financial Services Portfolio	13,371	1,585	2,815	17,771
MagnaCap Portfolio	26,712	3,351	5,258	35,321
International Value Portfolio	214,748	21,471	197	236,416

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Manager has entered into a written Expense Limitation Agreement with the Portfolios under which it will limit the expenses of each Portfolio, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class I	Class S
Convertible Portfolio	N/A	1.10%
LargeCap Growth Portfolio	N/A	1.10%
MidCap Opportunities Portfolio	0.90%	1.10%
SmallCap Opportunities Portfolio	0.90%	1.10%
Financial Services Portfolio	0.80%	1.05%
MagnaCap Portfolio	0.90%	1.10%
International Value Portfolio	1.00%	1.20%

The Investment Manager may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Portfolios expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2004, the cumulative amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	December 31,
	2005	2006	2007	Total
Convertible Portfolio	$29,023	$28,072	$15,077	$72,172
LargeCap Growth Portfolio	31,118	17,554	6,547	55,219
MidCap Opportunities Portfolio	37,386	40,389	18,327	96,102
SmallCap Opportunities Portfolio	364,347	219,963	78,459	662,769
Financial Services Portfolio	—	—	59,999	59,999
MagnaCap Portfolio	40,492	57,974	52,835	151,301
International Value Portfolio	287,790	439,293	524,608	1,251,691

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. As of December 31, 2004, the Portfolios did not have any loans outstanding. The following Portfolios utilized the line of credit during the year ended December 31, 2004:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Financial Services Portfolio	4	$1,072,500	2.32%
International Value Portfolio	1	2,080,000	2.26%

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 9 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Class I Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003
Convertible Portfolio (Number of Shares)
Shares sold	437,936	280,814
Dividends reinvested	33,575	14,027
Shares redeemed	(122,981)	(60,170)
Net increase in shares outstanding	348,530	234,671

Convertible Portfolio ($)
Shares sold	$5,074,241	$2,987,750
Dividends reinvested	391,413	147,227
Shares redeemed	(1,423,854)	(657,105)
Net increase	$4,041,800	$2,477,872

	Class I Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003
LargeCap Growth Portfolio (Number of Shares)
Shares sold	1,941	185,350
Dividends reinvested	6,638	—
Shares redeemed	(35,340)	(113,128)
Net increase (decrease) in shares outstanding	(26,761)	72,222

LargeCap Growth Portfolio ($)
Shares sold	$16,989	$1,247,320
Dividends reinvested	59,804	—
Shares redeemed	(308,803)	(768,570)
Net increase (decrease)	$(232,010)	$478,750

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
MidCap Opportunities Portfolio (Number of Shares)
Shares sold	1,088,096	2,618,922	1,704,402	775,127
Shares issued in merger	11,244,061	—	4,932,654	—
Shares redeemed	(2,281,004)	(1,466,590)	(1,495,266)	(195,094)
Net increase in shares outstanding	10,051,153	1,152,332	5,141,790	580,033

MidCap Opportunities Portfolio ($)
Shares sold	$6,850,158	$13,808,864	$10,508,005	$4,209,279
Shares issued in merger	72,407,765	—	31,506,660	—
Shares redeemed	(14,124,746)	(7,870,262)	(9,203,766)	(988,474)
Net increase	$65,133,177	$5,938,602	$32,810,899	$3,220,805

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
SmallCap Opportunities Portfolio (Number of Shares)
Shares sold	998,412	3,911,937	1,435,022	3,874,106
Shares redeemed	(1,861,892)	(3,830,798)	(1,138,958)	(408,580)
Net increase (decrease) in shares outstanding	(863,480)	81,139	296,064	3,465,526

SmallCap Opportunities Portfolio ($)
Shares sold	$14,970,291	$49,544,832	$21,104,775	$49,398,952
Shares redeemed	(27,406,839)	(46,516,737)	(16,466,522)	(5,311,956)
Net increase (decrease)	$(12,436,548)	$3,028,095	$4,638,253	$44,086,996

41

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class I Shares	Class S Shares
	May 3, 2004(1) to December 31, 2004	May 3, 2004(1) to December 31, 2004
Financial Services Portfolio (Number of Shares)
Shares sold	618,809	2,165,119
Dividends reinvested	253	16,463
Shares redeemed	(122,350)	(896,065)
Net increase in shares outstanding	496,712	1,285,517

Financial Services Portfolio ($)
Shares sold	$6,435,435	$21,991,950
Dividends reinvested	2,736	177,582
Shares redeemed	(1,233,285)	(9,092,646)
Net increase	$5,204,886	$13,076,886

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
MagnaCap Portfolio (Number of Shares)
Shares sold	282,223	968,985	610,902	1,342,337
Shares issued in merger	—	—	—	338,482
Dividends reinvested	14,035	8,304	46,461	19,705
Shares redeemed	(216,576)	(862,524)	(650,298)	(302,412)
Net increase in shares outstanding	79,682	114,765	7,065	1,398,112

MagnaCap Portfolio ($)
Shares sold	$2,518,638	$7,259,926	$5,479,184	$9,753,881
Shares issued in merger	—	—	—	2,799,176
Dividends reinvested	126,263	64,502	420,279	152,871
Shares redeemed	(1,931,652)	(6,441,707)	(5,812,810)	(1,935,310)
Net increase	$713,249	$882,721	$86,653	$10,770,618

	Class I Shares		Class S Shares
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004(1)	Year Ended December 31, 2003
International Value Portfolio (Number of Shares)
Shares sold	13,585,671	40,470,805	84,315	59,802
Dividends reinvested	288,658	144,032	715	159
Shares redeemed	(8,046,088)	(33,301,447)	(38,116)	(16,924)
Net increase in shares outstanding	5,828,241	7,313,390	46,914	43,037

International Value Portfolio ($)
Shares sold	$153,218,221	$374,101,643	$979,292	$627,472
Dividends reinvested	3,298,798	1,324,044	8,322	1,672
Shares redeemed	(90,256,715)	(306,726,549)	(450,951)	(171,363)
Net increase	$66,260,304	$68,699,138	$536,663	$457,781

(1) Commencement of operations.

42

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2004, the Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Value of Collateral
MidCap Opportunities Portfolio	$11,683,238	$12,083,000
SmallCap Opportunities Portfolio	41,771,899	43,094,000
International Value Portfolio	9,053,347	9,473,000

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of available earnings and profits, current and accumulated, for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2004:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains (Losses)
Convertible Portfolio	$—	$2,900	$(2,900)
LargeCap Growth Portfolio	(2,435)	77,816	(75,381)
MidCap Opportunities Portfolio	86,937,176	484,787	(87,421,963)
SmallCap Opportunities Portfolio	(1,245,414)	1,245,414	—
Financial Services Portfolio	(4,614)	4,614	—
MagnaCap Portfolio	(5,569)	5,569	—
International Value Portfolio	—	(485,272)	485,272

The tax composition of dividends and distributions to shareholders was as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Convertible Portfolio	$333,914	$63,642	$133,991	$13,236
LargeCap Growth Portfolio	74,832	—	—	—
Financial Services Portfolio	244,564	—	—	—
MagnaCap Portfolio	550,902	—	217,373	—
International Value Portfolio	3,307,120	—	1,325,716	—

43

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2004 are as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Appreciation (Depreciation)	Post October Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Convertible Portfolio	$—	$4,869	$628,753	$—	$—
LargeCap Growth Portfolio	—	—	346,718	(5,012)	$(83,738)	2010
MidCap Opportunities Portfolio	—	—	28,363,845	—	$(59,328,353)	2008
					(26,720,122)	2009
					(1,322,140)	2010
					$(87,370,615)
SmallCap Opportunities Portfolio	—	—	57,394,917	—	$(34,641,414)	2009
					(48,484,885)	2010
					(440,045)	2011
					$(83,566,344)
Financial Services Portfolio	136,047	—	1,284,593	—	$—
MagnaCap Portfolio	—	—	7,564,340	—	$(804,230)	2010
					(1,172,526)	2011
					$(1,976,756)
International Value Portfolio	8,498,189	12,308,106	32,107,086	(58,950)	$—

NOTE 12 — REORGANIZATION

On November 8, 2003, the ING VP MagnaCap Portfolio as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of the ING VP Large Company Value Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000)	Total Net Assets of Acquiring Portfolio (000)	Acquired Portfolio Unrealized Appreciation (000)	Conversion Ratio
MagnaCap Portfolio	ING VP Large Company Value Portfolio	$2,799	$28,994	$207	1.34

The net assets of MagnaCap Portfolio after the acquisition were approximately $31,793,000.

On April 17, 2004, MidCap Opportunities Portfolio as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of the ING VP Growth + Value Portfolio and the ING VP Growth Opportunities Portfolio, also listed below (“Acquired Portfolios”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquiring Portfolio	Acquired Portfolios	Total Net Assets of Acquired Portfolios (000)	Total Net Assets of Acquiring Portfolio (000)	Acquired Portfolios Unrealized Appreciation (000)	Conversion Ratio
MidCap Opportunities Portfolio	ING VP Growth + Value Portfolio	$64,114	$23,820	$11,656	2.19
MidCap Opportunities Portfolio	ING VP Growth Opportunities Portfolio	39,800	23,820	6,663	0.81

The net assets of the MidCap Opportunities Portfolio after the acquisition were approximately $127,734,000.

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•                  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

45

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

46

PORTFOLIO OF INVESTMENTS
ING VP CONVERTIBLE PORTFOLIO	AS OF DECEMBER 31, 2004

Principal Amount			Value
CONVERTIBLE CORPORATE BONDS: 65.6%
		Advertising: 1.9%
$120,000		Lamar Advertising Co., 2.875%, due 12/31/10	$133,050
30,000		Young & Rubicam, Inc., 3.000%, due 01/15/05	30,037
			163,087
		Aerospace/Defense: 0.9%
100,000		Spacehab, Inc., 8.000%, due 10/15/07	75,875
			75,875
		Apparel: 1.0%
80,000		Reebok Intl. Ltd., 2.000%, due 05/01/24	87,400
			87,400
		Auto Parts and Equipment: 1.0%
170,000		Lear Corp., 3.870%, due 02/20/22	88,613
			88,613
		Biotechnology: 1.0%
90,000		Millennium Pharmaceuticals, Inc., 5.500%, due 01/15/07	91,350
			91,350
		Chemicals: 0.4%
40,000		Hercules Trust II, 6.500%, due 06/30/29	34,400
			34,400
		Commercial Services: 1.0%
80,000	#	BearingPoint, Inc., 2.500%, due 12/15/24	84,500
			84,500
		Distribution/Wholesale: 1.3%
100,000		Costco Wholesale Corp., 0.000%, due 08/19/17	110,250
			110,250
		Diversified Financial Services: 2.4%
50,000	@@,#	AngloGold Holdings PLC, 2.375%, due 02/27/09	48,625
125,000		Lehman Brothers Holdings, Inc., 1.000%, due 09/16/10	116,250
40,000	@@,#	RepCon Lux SA, 4.500%, due 01/26/11	48,908
			213,783
		Electric: 1.8%
75,000		Centerpoint Energy, Inc., 3.750%, due 05/15/23	86,156
60,000		PPL Energy Supply LLC, 2.625%, due 05/15/23	67,575
			153,731
		Electrical Components and Equipment: 1.5%
$20,000	@@	ABB Intl. Finance Ltd., 4.625%, due 05/16/07	$20,790
120,000		GrafTech Intl. Ltd., 1.625%, due 01/15/24	111,750
			132,540
		Electronics: 3.7%
60,000	@@	Flextronics Intl. Ltd., 1.000%, due 08/01/10	69,150
125,000		Flir Systems, Inc., 3.000%, due 06/01/23	203,750
5,000,000	@@	Sony Corp., 0.000%, due 12/18/08	49,206
			322,106
		Energy-Alternate Sources: 0.7%
50,000		Headwaters, Inc., 2.875%, due 06/01/16	59,313
			59,313
		Entertainment: 0.4%
50,000		International Game Technology, 0.940%, due 01/29/33	38,438
			38,438
		Environmental Control: 1.5%
150,000		Allied Waste Industries, Inc., 4.250%, due 04/15/34	133,875
			133,875
		Healthcare-Products: 2.8%
100,000		Advanced Medical Optics, Inc., 2.500%, due 07/15/24	109,250
130,000	#	Henry Schein, Inc., 3.000%, due 08/15/34	138,775
			248,025
		Insurance: 3.5%
160,000		American Intl. Group, Inc., .500%, due 05/15/07	151,600
50,000	#	AmerUs Group Co., 2.000%, due 03/06/32	66,250
80,000		PMA Capital Corp., 6.500%, due 09/30/22	88,200
			306,050
		Internet: 3.5%
200,000		E*TRADE Group, Inc., 6.000%, due 02/01/07	205,250
50,000		Openwave Systems, Inc., 2.750%, due 09/09/08	55,813
50,000		Sohu.com, Inc., 0.660%, due 07/14/23	44,250
			305,313
		Leisure Time: 1.1%
100,000	#	Navigant Intl., Inc., 4.875%, due 11/01/23	100,750
			100,750

See Accompanying Notes to Financial Statements

47

PORTFOLIO OF INVESTMENTS
ING VP CONVERTIBLE PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
		Lodging: 0.6%
$20,000		Hilton Hotels Corp., 3.375%, due 04/15/23	$24,025
20,000		Starwood Hotels & Resorts Worldwide, Inc., 3.500%, due 05/16/23	24,900
			48,925
		Media: 4.2%
100,000	#	Charter Communications, Inc., 5.875%, due 11/16/09	113,124
105,000		Citadel Broadcasting Corp., 1.875%, due 02/15/11	95,419
60,000		Liberty Media Corp., 3.500%, due 01/15/31	56,925
100,000		ZEE Telefilms Ltd., 0.500%, due 04/29/09	103,287
			368,755
		Mining: 2.2%
20,000	@@	Inco Ltd., 0.000%, due 03/29/21	20,125
45,000	@@	Inco Ltd., 1.000%, due 03/14/23	59,063
90,000	@@	Placer Dome, Inc., 2.750%, due 10/15/23	110,812
			190,000
		Miscellaneous Manufacturing: 2.5%
140,000	@@,#	Tyco Intl. Group SA, 2.750%, due 01/15/18	222,600
			222,600
		Oil and Gas: 3.8%
100,000		Devon Energy Corp., 4.900%, due 08/15/08	110,375
80,000		Formosa Petrochemical Corp., .000%, due 06/30/11	89,066
35,000		Nabors Industries, Inc., 2.520%, due 02/05/21	23,450
80,000	#	Pride Intl., Inc., 3.250%, due 05/01/33	87,100
25,000		Transocean, Inc., 1.500%, due 05/15/21	24,906
			334,897
		Oil and Gas Services: 0.5%
40,000	@@	Schlumberger Ltd., 2.125%, due 06/01/23	43,400
			43,400
		Packaging and Containers: 0.5%
40,000	#	Sealed Air Corp., 3.000%, due 06/30/33	41,400
			41,400
		Pharmaceuticals: 7.5%
30,000	#	Abgenix, Inc., 1.750%, due 12/15/11	32,588
80,000		Amylin Pharmaceuticals, Inc., 2.250%, due 06/30/08	83,200
180,000		Cephalon, Inc., 2.500%, due 12/15/06	177,299
80,000	#	Dov Pharmaceutical, Inc., 2.500%, due 01/15/25	85,000
$80,000	#	Isolagen, Inc., 3.500%, due 11/01/24	$90,900
125,000		NPS Pharmaceuticals, Inc., 3.000%, due 06/15/08	116,406
80,000		Teva Pharmaceutical Finance LLC, 0.500%, due 02/01/24	81,900
			667,293
		Retail: 0.5%
40,000		Rite Aid Corp., 4.750%, due 12/01/06	40,500
			40,500
		Savings and Loans: 1.6%
130,000	#	Ocwen Financial Corp., 3.250%, due 08/01/24	138,450
			138,450
		Semiconductors: 4.2%
150,000		Advanced Micro Devices, Inc., 4.750%, due 02/01/22	173,062
200,000		Atmel Corp., 4.820%, due 05/23/21	92,500
50,000		Cypress Semiconductor Corp., 1.250%, due 06/15/08	53,063
40,000	#	Vitesse Semiconductor Corp., 1.500%, due 10/01/24	46,800
			365,425
		Software: 1.5%
130,000		Bea Systems, Inc., 4.000%, due 12/15/06	130,975
			130,975
		Telecommunications: 3.1%
45,000		Nextel Partners, Inc., 1.500%, due 11/15/08	72,675
110,000		Primus Telecommunications Group, Inc., 5.750%, due 02/15/07	100,100
90,000		RF Micro Devices, Inc., 1.500%, due 07/01/10	103,050
			275,825
		Transportation: 1.5%
90,000	@@,#	OMI Corp., 2.875%, due 12/01/24	87,525
10,000	#	Yellow Corp., 3.375%, due 11/25/23	14,975
15,000	#	Yellow Corp., 5.000%, due 08/08/23	25,856
			128,356
		Total Convertible Corporate Bonds (Cost $5,388,937)	5,746,200

See Accompanying Notes to Financial Statements

48

PORTFOLIO OF INVESTMENTS
ING VP CONVERTIBLE PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
COMMON STOCK: 5.4%
		Computers: 0.3%
37,500	@@	Bull SA	$24,976
			24,976
		Food: 0.3%
861	@	Dean Foods Co.	28,370
			28,370
		Healthcare-Services: 0.7%
570	@	WellPoint, Inc.	65,550
			65,550
		Investment Companies: 1.6%
1,200		SPDR Trust Series 1	145,044
			145,044
		Miscellaneous Manufacturing: 0.4%
900		General Electric Co.	32,850
			32,850
		Oil and Gas: 0.2%
798		Chesapeake Energy Corp.	13,167
			13,167
		Retail: 0.9%
400		Wal-Mart Stores, Inc.	21,128
1,500		Wendy’s Intl., Inc.	58,890
			80,018
		Telecommunications: 1.0%
2,000		QUALCOMM, Inc.	84,800
			84,800
		Total Common Stock (Cost $369,241)	474,775
PREFERRED STOCK: 23.1%
		Auto Manufacturers: 2.3%
2,300		Ford Motor Co. Capital Trust II	121,417
2,300		General Motors Corp.	57,707
800		General Motors Corp.	21,328
			200,452
		Diversified Financial Services: 1.1%
1,700		Gabelli Asset Management, Inc.	45,526
2,000		Lehman Brothers Holdings, Inc.	54,000
			99,526
		Electric: 3.0%
5,000		Aquila, Inc.	173,250
80		NRG Energy, Inc.	88,200
			261,450
		Electrical Components and Equipment: 1.4%
1,500		General Cable Corp.	119,063
			119,063
		Food: 1.2%
4,000		Albertson’s, Inc.	101,600
			101,600
		Home Builders: 0.3%
500	@	Fleetwood Capital Trust	$22,250
			22,250
		Insurance: 6.0%
3,000		Hartford Financial Services Group, Inc.	197,850
3,600		Reinsurance Group of America	221,400
5,200		Travelers Property Casualty Corp.	119,756
			539,006
		Media: 2.6%
1,100	@	Comcast Corp.	53,350
2,200	@	Emmis Communications Corp.	101,310
75		News Corp Finance Trust II	75,881
			230,541
		Mining: 1.1%
100		Freeport-McMoRan Copper & Gold, Inc.	98,000
			98,000
		Oil and Gas: 0.4%
300		Chesapeake Energy Corp.	36,705
			36,705
		Pharmaceuticals: 1.3%
2,000		Omnicare, Inc.	110,320
			110,320
		Real Estate Investment Trusts: 0.9%
3,000		FelCor Lodging Trust, Inc.	76,080
			76,080
		Savings and Loans: 0.9%
1,600		Sovereign Capital Trust II	78,400
			78,400
		Telecommunications: 0.6%
45		Lucent Technologies Capital Trust I	53,530
			53,530
		Total Preferred Stock (Cost $1,861,192)	2,026,923
		Total Long-Term Investments (Cost $7,619,370)	8,247,898

See Accompanying Notes to Financial Statements

49

PORTFOLIO OF INVESTMENTS
ING VP CONVERTIBLE PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 5.2%

	Repurchase Agreement: 5.2%
$459,000	Morgan Stanley Repurchase Agreement dated 12/31/04, 2.200%, due 01/03/05, $459,084 to be received upon repurchase (Collateralized by $470,000 Federal Home Loan Mortgage Corporation, 6.050% Market value plus accrued interest $475,610, due 05/03/19)		$459,000
	Total Short-Term Investments (Cost $459,000)		459,000
	Total Investments In Securities (Cost $8,078,370)*	99.3%	$8,706,898
	Other Assets and Liabilities-Net	0.7%	63,827
	Net Assets	100.0%	$8,770,725

@                                    Non-income producing security

@@                        Foreign issuer

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*                                         Cost for federal income tax purposes is $8,078,145. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$691,123
Gross Unrealized Depreciation	(62,370)
Net Unrealized Appreciation	$628,753

See Accompanying Notes to Financial Statements

50

PORTFOLIO OF INVESTMENTS
ING VP LARGECAP GROWTH PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 99.0%
		Advertising: 2.1%
580		Omnicom Group, Inc.	$48,906
			48,906
		Aerospace/Defense: 0.9%
210		General Dynamics Corp.	21,966
			21,966
		Apparel: 1.1%
470	@	Coach, Inc.	26,508
			26,508
		Auto Parts and Equipment: 1.0%
360		Johnson Controls, Inc.	22,838
			22,838
		Banks: 0.4%
200		State Street Corp.	9,824
			9,824
		Biotechnology: 0.8%
330	@	Genzyme Corp.	19,163
			19,163
		Commercial Services: 7.5%
1,000	@,@@	Accenture Ltd. - Class A	27,000
1,465	@	Apollo Group, Inc.	118,240
335		Moody’s Corp.	29,095
			174,335
		Computers: 9.6%
2,335	@	Dell, Inc.	98,397
260	@	Lexmark Intl., Inc.	22,100
1,260	@,@@	Research In Motion Ltd.	103,849
			224,346
		Cosmetics/Personal Care: 1.7%
900		Gillette Co.	40,302
			40,302
		Distribution/Wholesale: 3.0%
1,040		CDW Corp.	69,004
			69,004
		Diversified Financial Services: 11.7%
340		Capital One Financial Corp.	28,631
950		Citigroup, Inc.	45,771
3,322		Countrywide Financial Corp.	122,948
345		Franklin Resources, Inc.	24,029
680		Freddie Mac	50,116
			271,495
		Healthcare-Products: 3.0%
1,410		Medtronic, Inc.	70,035
			70,035
		Healthcare-Services: 2.1%
190		Aetna, Inc.	23,703
220	@	WellPoint, Inc.	25,300
			49,003

		Home Builders: 1.2%
480		Lennar Corp. — Class A	$27,206
			27,206
		Insurance: 0.4%
120		Progressive Corp.	10,181
			10,181
		Internet: 9.5%
930	@	eBay, Inc.	108,140
50	@	Google, Inc.	9,655
2,770	@	Yahoo!, Inc.	104,374
			222,169
		Media: 2.8%
1,750	@	XM Satellite Radio Holdings, Inc.	65,835
			65,835
		Miscellaneous Manufacturing: 3.5%
510		Danaher Corp.	29,279
1,450		General Electric Co.	52,925
			82,204
		Oil and Gas: 1.3%
590	@@	Petro-Canada	30,102
			30,102
		Pharmaceuticals: 13.2%
1,150		Abbott Laboratories	53,648
1,965	@@	AstraZeneca PLC ADR	71,506
780	@,@@	Elan Corp. PLC ADR	21,255
1,020		Eli Lilly & Co.	57,885
750	@	Forest Laboratories, Inc.	33,645
700	@	Gilead Sciences, Inc.	24,493
2,080		Schering-Plough Corp.	43,430
			305,862
		Retail: 6.3%
580	@	Autozone, Inc.	52,961
610		Best Buy Co., Inc.	36,246
380		Lowe’s Cos., Inc.	21,884
980		PETsMART, Inc.	34,819
			145,910
		Semiconductors: 1.0%
780		Xilinx, Inc.	23,127
			23,127
		Software: 11.3%
1,760	@	Electronic Arts, Inc.	108,556
1,775		First Data Corp.	75,508
2,105		Microsoft Corp.	56,225
260	@	Pixar, Inc.	22,259
			262,548

See Accompanying Notes to Financial Statements

51

PORTFOLIO OF INVESTMENTS
ING VP LARGECAP GROWTH PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares				Value
		Telecommunications: 3.6%
480	@@	America Movil SA de CV ADR		$25,128
3,070	@	Cisco Systems, Inc.		59,251
				84,379
		Total Common Stock (Cost $1,923,576)		2,307,248
		Total Investments In Securities (Cost $1,923,576)*	99.0%	$2,307,248
		Other Assets and Liabilities-Net	1.0	24,297
		Net Assets	100.0%	$2,331,545

@                                    Non-income producing security

@@                        Foreign issuer

ADR                     American Depositary Receipt

*                                         Cost for federal income tax purposes is $1,960,530. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$379,322
Gross Unrealized Depreciation	(32,604)
Net Unrealized Appreciation	$346,718

See Accompanying Notes to Financial Statements

52

PORTFOLIO OF INVESTMENTS
ING VP MIDCAP OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 97.3%
		Advertising: 0.6%
11,200	@,L	Getty Images, Inc.	$771,120
			771,120
		Apparel: 3.0%
43,300	@	Coach, Inc.	2,442,120
30,400		Polo Ralph Lauren Corp.	1,295,040
			3,737,160
		Auto Parts and Equipment: 1.2%
27,900		BorgWarner, Inc.	1,511,343
			1,511,343
		Banks: 0.5%
8,900		Zions Bancorporation	605,467
			605,467
		Biotechnology: 2.7%
56,300	@	Celgene Corp.	1,493,639
27,000	@	Charles River Laboratories Intl., Inc.	1,242,270
17,100	@,L	Integra LifeSciences Holdings Corp.	631,503
			3,367,412
		Building Materials: 1.0%
30,000	@	American Standard Cos., Inc.	1,239,600
			1,239,600
		Chemicals: 0.2%
4,800		Praxair, Inc.	211,920
			211,920
		Coal: 1.3%
20,200		Peabody Energy Corp.	1,634,382
			1,634,382
		Commercial Services: 4.5%
29,800	@	Alliance Data Systems Corp.	1,414,904
28,100	@	CoStar Group, Inc.	1,297,658
18,700	@	Education Management Corp.	617,287
52,866	@,L	Laureate Education, Inc.	2,330,862
			5,660,711
		Computers: 3.5%
19,800	@	Anteon Intl. Corp.	828,828
33,900	@	CACI Intl., Inc.	2,309,607
39,500	@,L	palmOne, Inc.	1,246,225
			4,384,660
		Distribution/Wholesale: 0.9%
36,880		Hughes Supply, Inc.	1,193,068
			1,193,068
		Diversified Financial Services: 1.1%
100,900	@	Ameritrade Holding Corp.	1,434,798
			1,434,798
		Electrical Components and Equipment: 1.0%
36,600		Ametek, Inc.	1,305,522
			1,305,522
		Electronics: 2.1%
23,750	@	Benchmark Electronics, Inc.	$809,875
39,300	@	Waters Corp.	1,838,847
			2,648,722
		Hand/Machine Tools: 1.0%
26,000		Stanley Works	1,273,740
			1,273,740
		Healthcare-Products: 6.6%
29,900	@	Gen-Probe, Inc.	1,351,779
32,750	@	Inamed Corp.	2,071,438
6,000	@	Kyphon, Inc.	154,560
37,000	@	Patterson Cos., Inc.	1,605,430
43,600	@,L	St. Jude Medical, Inc.	1,828,148
35,400	@	Varian Medical Systems, Inc.	1,530,696
			8,542,051
		Healthcare-Services: 5.3%
6,400		Aetna, Inc.	798,400
20,850	@,L	Amsurg Corp.	615,909
48,000	@	Community Health Systems, Inc.	1,338,240
13,300		Quest Diagnostics, Inc.	1,270,815
57,600		Select Medical Corp.	1,013,760
30,800	@	WellChoice, Inc.	1,644,720
			6,681,844
		Home Furnishings: 1.6%
15,900	L	Harman Intl. Industries, Inc.	2,019,300
			2,019,300
		Household Products/Wares: 1.1%
42,200	@,L	Yankee Candle Co., Inc.	1,400,196
			1,400,196
		Insurance: 2.6%
15,000		AMBAC Financial Group, Inc.	1,231,950
16,800		MBIA, Inc.	1,063,104
25,600	@	Proassurance Corp.	1,001,216
			3,296,270
		Internet: 3.0%
94,800	@	Akamai Technologies, Inc.	1,235,244
22,300	@	Ask Jeeves, Inc.	596,525
148,000	@	TIBCO Software, Inc.	1,974,320
			3,806,089
		Investment Companies: 2.4%
800	L	Biotech Holders Trust	122,336
7,400	@,L	Internet Holders Trust	527,398
17,700	L	Midcap SPDR Trust Series 1	2,141,700
3,940	L	Nasdaq-100 Index Tracking Stock	157,245
3,400		Semiconductor Holders Trust	113,424
			3,062,103
		Iron/Steel: 1.2%
28,100		Nucor Corp.	1,470,754
			1,470,754
		Leisure Time: 1.1%
20,600		Polaris Industries, Inc.	1,401,212
			1,401,212

See Accompanying Notes to Financial Statements

53

PORTFOLIO OF INVESTMENTS
ING VP MIDCAP OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Lodging: 1.3%
24,700		Harrah’s Entertainment, Inc.	$1,652,183
			1,652,183
		Machinery-Diversified: 1.6%
40,700		Rockwell Automation, Inc.	2,016,685
			2,016,685
		Miscellaneous Manufacturing: 5.2%
27,200		Danaher Corp.	1,561,552
29,900	L	Donaldson Co., Inc.	974,142
15,500		ITT Industries, Inc.	1,308,975
32,500		Pentair, Inc.	1,415,700
21,000		Roper Industries, Inc.	1,276,170
			6,536,539
		Office/Business Equipment: 0.9%
64,300	@	Xerox Corp.	1,093,743
			1,093,743
		Oil and Gas: 7.0%
14,200		Apache Corp.	718,094
103,400		Chesapeake Energy Corp.	1,706,100
15,800		Murphy Oil Corp.	1,271,110
14,000	@,@@	Nabors Industries, Ltd.	718,060
30,400		Patina Oil & Gas Corp.	1,140,000
90,400		Patterson-UTI Energy, Inc.	1,758,279
46,425		XTO Energy, Inc.	1,642,517
			8,954,160
		Oil and Gas Services: 1.9%
26,400		BJ Services Co.	1,228,656
21,000	@	Smith Intl., Inc.	1,142,610
			2,371,266
		Packaging and Containers: 1.1%
58,900	@	Owens-Illinois, Inc.	1,334,085
			1,334,085
		Pharmaceuticals: 0.5%
20,700	@	MGI Pharma, Inc.	579,807
			579,807
		Retail: 11.3%
13,900	@	Advance Auto Parts, Inc.	607,152
44,950		Applebees Intl., Inc.	1,188,928
41,500	@	Chico’s FAS, Inc.	1,889,495
72,500		Foot Locker, Inc.	1,952,424
63,000		Michaels Stores, Inc.	1,888,110
27,000		MSC Industrial Direct Co.	971,460
57,250	@	Pacific Sunwear of California, Inc.	1,274,385
44,000	L	PETsMART, Inc.	1,563,320
28,000		Regis Corp.	1,292,200
60,600	@	Sonic Corp.	1,848,300
			14,475,774
		Savings and Loans: 2.4%
32,400		Independence Community Bank Corp.	1,379,592
75,300		Sovereign Bancorp, Inc.	1,698,015
			3,077,607
		Semiconductors: 1.8%
28,700	@	Advanced Micro Devices, Inc.	$631,974
25,700	@,L	Altera Corp.	531,990
27,500	L	Linear Technology Corp.	1,065,900
			2,229,864
		Software: 4.7%
31,900		Adobe Systems, Inc.	2,001,406
41,100	@	Avid Technology, Inc.	2,537,925
24,100	@	Dun & Bradstreet Corp.	1,437,565
			5,976,896
		Telecommunications: 3.1%
75,800	@,L	Comverse Technology, Inc.	1,853,310
33,500	@	Polycom, Inc.	781,220
63,929	@,L	Tekelec	1,306,709
			3,941,239
		Textiles: 1.9%
26,800	@	Mohawk Industries, Inc.	2,445,500
			2,445,500
		Transportation: 3.1%
25,100		CH Robinson Worldwide, Inc.	1,393,552
29,000	@	Forward Air Corp.	1,296,300
28,850		J.B. Hunt Transport Services, Inc.	1,293,923
			3,983,775
		Total Common Stock (Cost $94,964,722)	123,328,567

Principal
Amount			Value
SHORT-TERM INVESTMENTS: 12.7%
	Repurchase Agreement: 3.2%
$4,004,000	Morgan Stanley Repurchase Agreement dated 12/31/04, 2.200%, due 01/03/05, $4,004,734 to be received upon repurchase (Collateralized by $3,285,000 Federal Farm Credit Bank, 9.800% Market Value plus accrued interest $4,232,518, due 07/20/09)		4,004,000

	Total Repurchase Agreement (Cost $4,004,000)		4,004,000

	Securities Lending CollateralCC: 9.5%
12,083,000	The Bank of New York Institutional Cash Reserve Fund		12,083,000
	Total Securities Lending Collateral (Cost $12,083,000)		12,083,000
	Total Short-Term Investments (Cost $16,087,000)		16,087,000
	Total Investments In Securities (Cost $111,051,722)*	110.0%	$139,415,567
	Other Assets and Liabilities-Net	(10.0)	(12,638,927)
	Net Assets	100.0%	$126,776,640

See Accompanying Notes to Financial Statements

54

PORTFOLIO OF INVESTMENTS
ING VP MIDCAP OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

@            Non-income producing security

@@        Foreign issuer

ADR       American Depositary Receipt

cc            Securities purchased with cash collateral for securities loaned.

L              Loaned security, a portion or all of the security is on loan at December 31, 2004.

*              Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,444,960
Gross Unrealized Depreciation	(81,115)
Net Unrealized Appreciation	$28,363,845

See Accompanying Notes to Financial Statements

55

PORTFOLIO OF INVESTMENTS
ING VP SMALLCAP OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 98.0%
		Banks: 5.0%
169,270		Southwest Bancorp of Texas, Inc.	$3,942,298
42,300		UCBH Holdings, Inc.	1,938,186
66,600		Westamerica Bancorporation	3,883,446
			9,763,930
		Biotechnology: 2.6%
37,000	@	Celgene Corp.	981,610
112,700	@,L	Integra LifeSciences Holdings Corp.	4,162,011
			5,143,621
		Commercial Services: 4.5%
72,300	@,L	CoStar Group, Inc.	3,338,814
28,800	@	Education Management Corp.	950,688
32,329	@,L	iPayment, Inc.	1,600,932
64,776	@,L	Laureate Education, Inc.	2,855,974
			8,746,408
		Computers: 7.7%
29,300	@	Anteon Intl. Corp.	1,226,498
61,500	@,L	CACI Intl., Inc.	4,189,995
82,217	@	Cognizant Technology Solutions Corp.	3,480,246
89,700		Jack Henry & Associates, Inc.	1,785,927
33,900	@	Micros Systems, Inc.	2,646,234
61,700	@,L	palmOne, Inc.	1,946,635
			15,275,535
		Distribution/Wholesale: 2.7%
30,700		Hughes Supply, Inc.	993,145
131,523		SCP Pool Corp.	4,195,584
			5,188,729
		Electrical Components and Equipment: 1.3%
97,277	@	Intermagnetics General Corp.	2,471,809
			2,471,809
		Electronics: 2.5%
53,473	@	Benchmark Electronics, Inc.	1,823,430
26,600	@	Dionex Corp.	1,507,422
57,490	@	Measurement Specialties, Inc.	1,463,695
			4,794,547
		Entertainment: 5.3%
60,200	@	Penn National Gaming, Inc.	3,645,110
98,500	@	Scientific Games Corp.	2,348,240
93,150	@,L	Shuffle Master, Inc.	4,387,365
			10,380,715
		Healthcare-Products: 7.8%
104,100	@,L	Arthrocare Corp.	3,337,446
69,900	@	Gen-Probe, Inc.	3,160,179
73,950	@,L	Inamed Corp.	4,677,338
1,974	@	Intuitive Surgical, Inc.	78,999
105,804	@,L	Kyphon, Inc.	2,725,511
44,900	@	Quinton Cardiology Systems, Inc.	474,144
24,300	@	Techne Corp.	945,270
			15,398,887
		Healthcare-Services: 5.9%
154,662	@,L	Amsurg Corp.	$4,568,715
45,100	@	Pediatrix Medical Group, Inc.	2,888,655
89,000		Select Medical Corp.	1,566,400
58,830	@	United Surgical Partners Intl., Inc.	2,453,211
			11,476,981
		Home Builders: 1.0%
50,653		Thor Industries, Inc.	1,876,694
			1,876,694
		Household Products/Wares: 1.4%
80,800	@	Yankee Candle Co., Inc.	2,680,944
			2,680,944
		Insurance: 2.0%
38,400	@	Philadelphia Consolidated Holding Co.	2,539,776
35,800	@,L	Proassurance Corp.	1,400,138
			3,939,914
		Internet: 5.0%
145,300	@	Akamai Technologies, Inc.	1,893,259
33,400	@,L	Ask Jeeves, Inc.	893,450
41,300	@	Infospace, Inc.	1,963,815
171,800	@	TIBCO Software, Inc.	2,291,812
207,400	@	ValueClick, Inc.	2,764,642
7	@	Versata, Inc.	19
			9,806,997
		Investment Companies: 4.9%
80,130	L	Ishares Russell 2000 Growth Index Fund	5,392,749
31,900	L	Ishares Russell 2000 Index Fund	4,131,050
			9,523,799
		Leisure Time: 0.8%
22,600		Polaris Industries, Inc.	1,537,252
			1,537,252
		Lodging: 2.0%
71,100		Station Casinos, Inc.	3,887,748
			3,887,748
		Miscellaneous Manufacturing: 2.8%
77,300	@,L	Ceradyne, Inc.	4,422,333
17,900	@	Cuno, Inc.	1,063,260
			5,485,593
		Oil and Gas: 5.0%
63,100		Patina Oil & Gas Corp.	2,366,250
83,600	@,L	Southwestern Energy Co.	4,237,684
82,500	@	Unit Corp.	3,152,325
			9,756,259
		Oil and Gas Services: 1.7%
384,480	@,L	Input/Output, Inc.	3,398,803
			3,398,803
		Pharmaceuticals: 3.8%
118,400	@	HealthExtras, Inc.	1,929,920
57,900	@,L	MGI Pharma, Inc.	1,621,779
199,600	@	VCA Antech, Inc.	3,912,160
			7,463,859

See Accompanying Notes to Financial Statements

56

PORTFOLIO OF INVESTMENTS
ING VP SMALLCAP OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Retail: 13.0%
72,067		Applebees Intl., Inc.	$1,906,172
63,900	@	Chico’s FAS, Inc.	2,909,367
45,900	@	Copart, Inc.	1,208,088
70,200	@	Dave & Buster’s, Inc.	1,418,040
75,200	@,L	Dick’s Sporting Goods, Inc.	2,643,280
92,000	@,L	GameStop Corp.	2,057,120
43,400		MSC Industrial Direct Co.	1,561,532
178,600	@	Pacific Sunwear of California, Inc.	3,975,635
59,900	@	Petco Animal Supplies, Inc.	2,364,852
38,800		Regis Corp.	1,790,620
115,685	@	Sonic Corp.	3,528,393
			25,363,099
		Semiconductors: 1.6%
189,800	@	Silicon Image, Inc.	3,124,108
			3,124,108
		Software: 4.3%
70,700	@	Avid Technology, Inc.	4,365,725
33,000	L	Global Payments, Inc.	1,931,820
123,019	@	Witness Systems, Inc.	2,147,912
			8,445,457
		Telecommunications: 2.3%
58,056	@	Polycom, Inc.	1,353,866
116,100	@,L	Powerwave Technologies, Inc.	984,528
104,889	@,L	Tekelec	2,143,931
			4,482,325
		Transportation: 1.1%
49,240	@	Forward Air Corp.	2,201,028
			2,201,028

		Total Common Stock (Cost $134,216,419)	191,615,041

Principal Amount			Value
SHORT-TERM INVESTMENTS: 24.6%
	Repurchase Agreement: 2.6%
$5,013,000	Morgan Stanley Repurchase Agreement dated 12/31/04, 2.200%, due 01/03/05, $5,013,919 to be received upon repurchase (Collateralized by $4,110,000 Federal Farm Credit Bank, 9.800% Market Value plus accrued interest $5,295,479, due 07/20/09)		$5,013,000
	Total Repurchase Agreement (Cost $5,013,000)		5,013,000
	Securities Lending CollateralCC: 22.0%
$43,094,000	The Bank of New York Institutional
	Cash Reserve Fund		43,094,000
	Total Securities Lending Collateral (Cost $43,094,000)		43,094,000
	Total Short-Term Investments (Cost $48,107,000)		48,107,000
	Total Investments In Securities (Cost $182,323,419)*	122.6%	$239,722,041
	Other Assets and Liabilities-Net	(22.6)	(44,258,235)
	Net Assets	100.0%	$195,463,806

@    Non-income producing security

cc    Securities purchased with cash collateral for securities loaned.

L      Loaned security, a portion or all of the security is on loan at December 31, 2004.

*      Cost for federal income tax purposes is $182,327,124. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$57,752,719
Gross Unrealized Depreciation	(357,802)
Net Unrealized Appreciation	$57,394,917

See Accompanying Notes to Financial Statements

57

PORTFOLIO OF INVESTMENTS
ING VP FINANCIAL SERVICES PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 93.1%
		Banks: 23.2%
10,401		Bank of America Corp.	$488,743
7,192		City National Corp.	508,115
7,433		Cullen/Frost Bankers, Inc.	361,244
7,460		Northern Trust Corp.	362,407
12,807		Prosperity Bancshares, Inc.	374,092
12,594		The Bank of New York Co., Inc.	420,891
18,834		U.S. Bancorp	589,881
4,551		UnionBanCal Corp.	293,448
5,944		Wachovia Corp.	312,654
13,873		Wells Fargo & Co.	862,208
			4,573,683
		Diversified Financial Services: 44.3%
9,689	@	Affiliated Managers Group, Inc.	656,334
7,017		American Express Co.	395,548
4,926		Capital One Financial Corp.	414,818
8,977		CIT Group, Inc.	411,326
24,493		Citigroup, Inc.	1,180,074
12,174		Countrywide Financial Corp.	450,560
32,594	@	E*TRADE Financial Corp.	487,280
6,642		Fannie Mae	472,977
5,195		Franklin Resources, Inc.	361,832
8,143		Freddie Mac	600,139
5,705		Goldman Sachs Group, Inc.	593,548
15,942		J.P. Morgan Chase & Co.	621,897
4,716		Lehman Brothers Holdings, Inc.	412,556
7,313		MBNA Corp.	206,153
9,129		Merrill Lynch & Co., Inc.	545,640
10,600		Morgan Stanley	588,512
4,906		T. Rowe Price Group, Inc.	305,153
			8,704,347
		Home Builders: 2.0%
10,017		DR Horton, Inc.	403,785
			403,785
		Insurance: 19.8%
9,182	@@	ACE Ltd.	392,531
7,219		AFLAC, Inc.	287,605
5,763		Allstate Corp.	298,062
11,012		American Intl. Group, Inc.	723,157
7,446	@@	Endurance Specialty Holdings Ltd.	254,653
8,220		Hartford Financial Services Group, Inc.	569,728
4,787		MetLife, Inc.	193,921
9,786		PMI Group, Inc.	408,566
5,837		Prudential Financial, Inc.	320,802
3,597		Radian Group, Inc.	191,504
4,882	@@	Renaissance Re Holdings Ltd.	254,255
			3,894,784
		Software: 3.8%
11,311		First Data Corp.	$481,170
6,714	@	Fiserv, Inc.	269,836
			751,006
		Total Common Stock (Cost $16,885,561)	18,327,605

Principal Amount			Value
SHORT-TERM INVESTMENTS: 7.1%
	Repurchase Agreement: 7.1%
$1,407,000	Morgan Stanley Repurchase Agreement dated 12/31/04, 2.200%, due 01/03/05, $1,407,258 to be received upon repurchase (Collateralized by $ 1,315,000 Federal Home Loan Mortgage Corporation, 5.750% Market value plus accrued interest $ 1,445,891, due 05/03/19)		1,407,000
	Total Short-Term Investments (Cost $1,407,000)		1,407,000
	Total Investments In Securities (Cost $18,292,561)*	100.2%	$19,734,605
	Other Assets and Liabilities-Net	(0.2)	(36,807)
	Net Assets	100.0%	$19,697,798

@            Non-income producing security

@@        Foreign issuer

*              Cost for federal income tax purposes is $18,450,012. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,290,755
Gross Unrealized Depreciation	(6,162)
Net Unrealized Appreciation	$1,284,593

See Accompanying Notes to Financial Statements

58

PORTFOLIO OF INVESTMENTS
ING VP MAGNACAP PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 99.0%
		Aerospace/Defense: 3.5%
13,450		General Dynamics Corp.	$1,406,870
			1,406,870
		Agriculture: 3.6%
23,500		Altria Group, Inc.	1,435,850
			1,435,850
		Apparel: 1.8%
8,100		Nike, Inc.	734,589
			734,589
		Banks: 6.7%
29,600		Bank of America Corp.	1,390,904
20,500		Wells Fargo & Co.	1,274,075
			2,664,979
		Building Materials: 2.0%
21,400		Masco Corp.	781,742
			781,742
		Chemicals: 4.8%
23,900		Dow Chemical Co.	1,183,289
16,700		Praxair, Inc.	737,305
			1,920,594
		Computers: 2.0%
8,200		International Business Machines Corp.	808,356
			808,356
		Cosmetics/Personal Care: 2.9%
17,300		Kimberly-Clark Corp.	1,138,513
			1,138,513
		Diversified Financial Services: 12.6%
19,800		Citigroup, Inc.	953,964
16,600		Fannie Mae	1,182,086
11,600		Freddie Mac	854,920
20,100		Merrill Lynch & Co., Inc.	1,201,377
15,600		Morgan Stanley	866,112
			5,058,459
		Electrical Components and Equipment: 3.0%
16,900		Emerson Electric Co.	1,184,690
			1,184,690
		Electronics: 2.5%
37,800	@@	Koninklijke Philips Electronics NV	1,001,700
			1,001,700
		Food: 4.4%
18,200	@@	Nestle SA ADR	1,190,418
8,650	@@	Unilever NV	577,042
			1,767,460
		Forest Products and Paper: 1.9%
17,600		International Paper Co.	$739,200
524	@	Neenah Paper, Inc.	17,082
			756,282
		Healthcare-Products: 2.3%
13,500		Beckman Coulter, Inc.	904,365
			904,365
		Healthcare-Services: 2.2%
9,300		Quest Diagnostics, Inc.	888,615
			888,615
		Insurance: 8.0%
19,300		Allstate Corp.	998,196
17,650		American Intl. Group, Inc.	1,159,076
25,900		MetLife, Inc.	1,049,209
			3,206,481
		Media: 2.2%
10,700		Gannett Co., Inc.	874,190
			874,190
		Miscellaneous Manufacturing: 4.0%
44,700		Honeywell Intl., Inc.	1,582,827
			1,582,827

		Oil and Gas: 12.0%
18,600		Apache Corp.	940,602
18,900	@@	BP PLC ADR	1,103,760
26,300		ChevronTexaco Corp.	1,381,013
26,300		Exxon Mobil Corp.	1,348,138
			4,773,513
		Oil and Gas Services: 2.4%
24,580		Halliburton Co.	964,519
			964,519
		Pharmaceuticals: 1.6%
23,200		Pfizer, Inc.	623,848
			623,848
		Retail: 2.7%
34,100		McDonald’s Corp.	1,093,246
			1,093,246
		Savings and Loans: 5.6%
51,200		Sovereign Bancorp, Inc.	1,154,560
25,400		Washington Mutual, Inc.	1,073,912
			2,228,472
		Telecommunications: 4.3%
28,600		SBC Communications, Inc.	737,022
24,300		Verizon Communications, Inc.	984,393
			1,721,415
		Total Common Stock (Cost $31,955,813)	39,521,575

See Accompanying Notes to Financial Statements

59

PORTFOLIO OF INVESTMENTS
ING VP MAGNACAP PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 1.0%

	Repurchase Agreement: 1.0%
$398,000	Morgan Stanley Repurchase Agreement dated 12/31/04, 2.200%, due 01/03/05, $398,073 to be received upon repurchase (Collateralized by $370,000 Federal Farm Credit Bureau, 6.060%, Market Value plus accrued interest $412,041, due 05/28/13)		$398,000
	Total Short-Term Investments (Cost $398,000)		$398,000
	Total Investments In Securities (Cost $32,353,813)*	100.0%	$39,919,575
	Other Assets and Liabilities-Net	(0.0)	(12,733)
	Net Assets	100.0%	$39,906,842

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $32,355,235. Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$7,758,957
	Gross Unrealized Depreciation	(194,617)
	Net Unrealized Appreciation	$7,564,340

See Accompanying Notes to Financial Statements

60

PORTFOLIO OF INVESTMENTS
ING VP INTERNATIONAL VALUE PORTFOLIO	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 97.4%
		Belgium: 4.9%
133,700		Fortis	$3,693,857
11,381		Electrabel	5,066,918
95,300	@	Belgacom SA	4,112,115
			12,872,890
		Canada: 1.9%
171,500		Placer Dome, Inc.	3,232,041
32,500		EnCana Corp.	1,855,360
			5,087,401
		China: 0.3%
1,974,000	L	Maanshan Iron & Steel	761,927
29,000		Jiangxi Copper Co., Ltd.	16,494
			778,421
		Denmark: 3.6%
128,400	L	H. Lundbeck A/S	2,862,177
157,900		TDC A/S	6,690,207
			9,552,384
		Finland: 0.8%
97,100		UPM-Kymmene Oyj	2,149,356
			2,149,356
		France: 5.6%
29,688		Societe Generale	3,005,309
20,770	L	Total SA	4,548,892
37,327		Schneider Electric SA	2,596,706
28,708		Lafarge SA	2,770,873
17,600		Total SA ADR	1,933,184
			14,854,964
		Germany: 5.8%
63,600		Deutsche Boerse AG	3,830,614
29,000		Deutsche Bank AG	2,581,691
31,051		Siemens AG	2,628,569
45,700		Schering AG	3,401,661
54,050		RWE AG	2,984,584
			15,427,119
		Greece: 2.4%
141,350		OPAP SA	3,910,679
70,240		Alpha Bank AE	2,450,131
			6,360,810
		Hong Kong: 5.2%
466,000		Henderson Land Development	2,422,791
2,672,000		Cathay Pacific Airways Ltd.	5,070,086
754,000		Hang Lung Properties Ltd.	1,165,461
1,266,000	L	Sino Land Co.	1,246,464
1,446,000		Hong Kong Exchanges and Clearing Ltd.	3,870,749
			13,775,551
		Ireland: 0.7%
94,000		Irish Life & Permanent PLC	1,760,460
			1,760,460
		Italy: 2.2%
255,800		Enel S.p.A.	2,514,556
552,300		Snam Rete Gas S.p.A.	3,205,287
			5,719,843
		Japan: 21.4%
80,300		Toyota Motor Corp.	$3,295,475
25,000		Takefuji Corp.	1,690,704
228,200		Sekisui House Ltd.	2,663,883
384		Japan Retail Fund Investment Corp.	3,241,534
31,600		Kyocera Corp.	2,441,609
122,000		Kao Corp.	3,122,465
407		Mitsubishi Tokyo Financial Group, Inc.	4,168,413
125,100		Chugai Pharmaceutical Co., Ltd.	2,070,375
158,700		Chubu Electric Power Co., Inc.	3,809,915
245,000		Nomura Holdings, Inc.	3,583,361
50,000		Promise Co., Ltd.	3,580,293
269,000		Amano Corp.	2,672,412
499,000		Sumitomo Trust & Banking Co., Ltd.	3,617,588
196,000		Koyo Seiko Co. Ltd.	2,771,140
305,000	L	Shinsei Bank Ltd.	2,080,043
153,800		Tokyo Electric Power Co., Inc.	3,780,964
33,000	@	T&D Holdings, Inc.	1,576,876
460,000		Tokuyama Corp.	2,863,011
264,000		Hino Motors Ltd.	1,969,654
130,000		Isetan Co., Ltd.	1,521,695
			56,521,410
		Malaysia: 4.3%
792,900		Tenaga Nasional Bhd	2,274,371
1,030,300		Maxis Communications Bhd	2,536,224
920,400		Malayan Banking Bhd	2,857,780
199,900		British American Tobacco Malaysia Bhd	2,406,691
1,031,000		Commerce Asset Holdings Bhd	1,274,328
			11,349,394
		Mexico: 0.7%
505,300		Wal-Mart de Mexico SA de CV	1,736,162
			1,736,162
		Netherlands: 5.0%
43,470		Royal Dutch Petroleum Co.	2,494,936
37,200		Unilever NV	2,491,334
110,600	@	ASML Holding NV	1,767,810
466,400	@	Aegon NV	6,348,515
			13,102,595
		New Zealand: 1.6%
1,805,450		Fisher & Paykel Healthcare Corp.	4,232,506
			4,232,506
		Singapore: 4.4%
3,163,200	L	CapitaLand Ltd.	4,132,363
410,600		United Overseas Bank Ltd.	3,469,077
378,400		DBS Group Holdings Ltd.	3,730,326
340,600	@	CapitaCommercial Trust	264,985
			11,596,751
		Spain: 2.4%
179,421		Banco Bilbao Vizcaya Argentaria SA	3,182,163
163,000	@	Telefonica SA	3,065,430
			6,247,593

See Accompanying Notes to Financial Statements

61

PORTFOLIO OF INVESTMENTS
ING VP INTERNATIONAL VALUE PORTFOLIO	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares			Value
		Sweden: 0.9%
216,079		Swedish Match AB	$2,499,525
			2,499,525
		Switzerland: 7.6%
27,500		Novartis AG ADR	1,389,850
46,906		Novartis AG	2,360,563
56,892		UBS AG	4,769,059
57,500	@	Credit Suisse Group	2,417,185
186,100		STMicroelectronics NV	3,622,191
47,464		Roche Holding AG	5,448,078
			20,006,926
		United Kingdom: 13.7%
158,319		Imperial Tobacco Group PLC	4,335,171
363,930		Diageo PLC	5,198,007
267,299		GlaxoSmithKline PLC	6,275,773
470,187		BP PLC	4,575,142
1,823,558		Vodafone Group PLC	4,961,456
60,612	@	Rio Tinto PLC	1,787,793
3,141,183		Legal & General Group PLC	6,618,527
133,257		Severn Trent PLC	2,470,308
			36,222,177
		United States: 2.0%
78,300		Schlumberger Ltd.	5,242,185
			5,242,185
		Total Common Stock (Cost $221,195,819)	257,096,423

Principal
Amount			Value
SHORT-TERM INVESTMENTS: 6.3%

	Repurchase Agreement: 2.7%
$7,024,000	Morgan Stanley Repurchase Agreement dated 12/31/04, 2.200%, due 01/03/05, $7,025,288 to be received upon repurchase (Collateralized by $6,520,000 Federal Home Loan Bank, 5.750%, Market Value plus accrued interest $7,168,983, due 05/15/12)		7,024,000
	Total Repurchase Agreement (Cost $7,024,000)		7,024,000
	Securities Lending CollateralCC: 3.6%
9,473,000	The Bank of New York Institutional Cash Reserve Fund		9,473,000
	Total Securities Lending Collateral (Cost $9,473,000)		9,473,000
	Total Short-Term Investments (Cost $16,497,000)		16,497,000
	Total Investments In Securities (Cost $237,692,819)*	103.7%	$273,593,423
	Other Assets and Liabilities-Net	(3.7)	(9,674,814)
	Net Assets	100.0%	$263,918,609

@            Non-income producing security

ADR       American Depositary Receipt

cc            Securities purchased with cash collateral for securities loaned.

L              Loaned security, a portion or all of the security is on loan at December 31, 2004.

*              Cost for federal income tax purposes is $241,534,188. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$33,652,216
Gross Unrealized Depreciation	(1,592,981)
Net Unrealized Appreciation	$32,059,235

Industry	Percentage of Net Assets
Agriculture	3.5%
Airlines	1.9
Auto Manufacturers	2.0
Auto Parts and Equipment	1.1
Banks	16.4
Beverages	2.0
Building Materials	1.1
Chemicals	1.1
Cosmetics/Personal Care	1.2
Diversified Financial Services	7.0
Electric	7.7
Electronics	0.9
Entertainment	1.5
Food	1.0
Forest Products and Paper	0.8
Gas	1.2
Hand/Machine Tools	1.0
Healthcare-Products	1.6
Home Builders	1.0
Insurance	5.5
Iron/Steel	0.3
Mining	1.9
Miscellaneous Manufacturing	2.0
Oil and Gas	5.8
Oil and Gas Services	2.0
Pharmaceuticals	9.0
Real Estate	2.5
Real Estate Investment Trusts	1.3
Real Estate Operations/Development	0.9
Retail	1.2
Semiconductors	2.0
Telecommunications	8.1
Water	0.9
Repurchase Agreement	2.7
Securities Lending Collateral	3.6
Other Assets and Liabilities, Net	(3.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

62

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2004 were as follows:

Fund Name	Type	Per Share Amount
Convertible Portfolio
Class S	NII	$0.2617
Class S	STCG	$0.2521
Class S	LTCG	$0.0896

LargeCap Growth Portfolio
Class S	NII	$0.2989

Financial Services Portfolio
Class I	NII	$0.0436
Class S	NII	$0.0385
Class I	STCG	$0.1101
Class S	STCG	$0.1101

MagnaCap Portfolio
Class I	NII	$0.1431
Class S	NII	$0.1280

International Value Portfolio
Class I	NII	$0.1494
Class S	NII	$0.1258

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the fiscal year ended December 31, 2004, the following percentage qualifies for the dividends received deduction available to corporate shareholders:

Convertible Portfolio:	22.08%
LargeCap Growth Portfolio:	29.27%
Financial Services Portfolio:	29.28%
MagnaCap Portfolio:	100.00%
International Value Portfolio:	0.43%

During the fiscal year ended December 31, 2004, the foreign taxes paid or withheld were $734,653 in total and $0.04 per share for the VP International Value Portfolio.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

63

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trusts are managed under the direction of the Portfolios’ Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

Paul S. Doherty(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1934	Trustee	December 1993 - December 2004	President and Partner, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys (1996 - Present).	113	University of Massachusetts Foundation Board (April 2004 - Present).

J. Michael Earley(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (1992 - Present).	113	None

R. Barbara Gitenstein(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1948	Trustee	February 2002 - Present	President, College of New Jersey (1999 - Present).	113	New Jersey Resources (September 2003 - Present).

Walter H. May(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1936	Trustee	May 1995 - Present	Retired. Formerly, Managing Director and Director of Marketing, Piper Jaffray, Inc.	113	Trustee, BestPrep Charitable Organization (1991 - Present).

Jock Patton(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Trustee	October 1999 - Present	Private Investor (June 1997 - Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	113	Director, Hypercom, Corp. (January 1999 - Present); JDA Software Group, Inc. (January 1999 - Present); Swift Transportation Co. (March 2004 - Present).

David W.C. Putnam(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1939	Trustee	October 1999 - Present	President and Director, F.L. Putnam Securities Company, Inc. and its affiliates; President, Secretary and Trustee, The Principled Equity Market Fund.	113

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Fund (November 1996 - Present), Mercy Endowment Foundation (1995 - Present); Director, F.L. Putnam Investment Management Company (December 2001 - Present); Asian American Bank and Trust Company (June 1992 - Present); and Notre Dame Health Care Center (1991 - Present) F.L. Putnam Securities Company, Inc. (June 1978 - Present); and an Honorary Trustee, Mercy Hospital (1973 - Present). Formerly, Anchor International Bond Trust (December 2000 - 2002).

64

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Blaine E. Rieke(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1933	Trustee	February 2001 - December 2004	General Partner, Huntington Partners (January 1997 - Present). Chairman of the Board and Trustee of each of the funds managed by ING Investment Management Co. LLC (November 1998 - February 2001).	113	Trustee, Morgan Chase Trust Co. (January 1998 - Present); Director, Members Trust Co. (November 2003 - Present).

Roger B. Vincent(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Trustee	February 2002 - Present	President, Springwell Corporation (1989 - Present).	113	Director, AmeriGas Propane, Inc. (1998 - Present).

Richard A. Wedemeyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1936	Trustee	February 2001 - Present	Retired. Formerly Vice President - Finance and Administration, Channel Corporation (June 1996 - April 2002); and Trustee of each of the funds managed by ING Management Co. LLC (1998 - 2001).	113	Director, Touchstone Consulting Group (1997 - Present); Trustee, Jim Henson Legacy (1994 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(4) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1956	Trustee	February 2001 - Present	Chief Executive Officer, ING U.S. Financial Services (September 2001 - Present); Member ING Americas Executive Committee (2001 - Present); ING Aeltus Holding Company, Inc. (2000 - Present), ING Retail Holding Company (1998 - Present), and ING Retirement Holdings, Inc. (1997 - Present). Formerly, President, ING Life Insurance Annuity Company (September 1997 - November 2002), President, Chief Executive Officer and Director of Northern Life Insurance Company (March 2001 - October 2002); General Manager and Chief Executive Officer, ING Worksite Division (December 2000 - October 2001).	161

Director, Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc (March 2001 - Present); Member of the Board, Bushnell Performing Arts Center; St. Francis Hospital; National Conference of Community Justice; and Metro Atlanta Chamber of Commerce.

65

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1939	Trustee	October 1999 - Present	Chairman, Hillcrest Capital Partners (May 2002 - Present); Formerly, Vice Chairman of ING Americas (2000 - 2002); Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Company (1993 - 2000); Chairman of ReliaStar United Services Life Insurance Company (1995 - 1998); Chairman of ReliaStar Life Insurance Company of New York (1995 - 1998); Chairman of Northern Life Insurance Company (1992 - 2001); Chairman and Trustee of the Northstar affiliated investment companies (1993 - 2001).	113	Director, Hormel Foods Corporation (March 2000 - Present); Shopko Stores, Inc. (August 1999 - Present); and M.A. Mortenson Company (March 2002 - Present); Conseco, Inc. (September 2003 - Present).

(1)          Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy. On December 31, 2004, Paul S. Doherty and Blaine E. Rieke retired as Directors/Trustees. Effective January 1, 2005, John V. Boyer and Patrick W. Kenny joined as Directors/Trustees.

(2)          Valuation and Proxy Voting Committee member.

(3)          Audit Committee member.

(4)          Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)          Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

66

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1949	President and Chief Executive Officer Chief Operating Officer	February 2001 - Present July 2000 - Present

President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1958	Executive Vice President and Assistant Secretary Principal Financial Officer	February 2002 - Present November 1999 - Present

Executive Vice President, Chief Financial Officer and Treasurer, (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1950	Executive Vice President	November 1999 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1954	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1963	Senior Vice President and Assistant Secretary	November 1999 - Present	Senior Vice President and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Funds Services, LLC (August 1999 - October 2001).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1964	Senior Vice President	November 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1967	Vice President and Treasurer	November 1999 - Present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1954	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President, ING Investments, LLC (February 1996 - Present). Formerly, Chief Compliance Officer (October 2001 - October 2004), ING Investments, LLC.

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1967	Vice President	August 2003 - Present

Vice President, Financial Reporting - Fund Accounting, ING Funds Services, LLC (September 2002 - Present). Formerly, Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001); and Director of Finance, Rural/Metro Corporation (March 1995 - May 2000).

67

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1963	Secretary	August 2003 - Present

Chief Counsel, ING U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1958	Vice President	September 2004 - Present

Vice President of ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President of ING Funds Services, LLC (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1976	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, AZ 85258 Born: 1957	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Theresa Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1963	Assistant Secretary	August 2003 - Present

Counsel, ING U.S. Legal Services (April

2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003); and Associate with Sutherland Asbill & Brennan (1996 - February 2000).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, AZ 85258 Born: 1973	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)          The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

68

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Manager

ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

VPAR-UFVPTS	(1204-021805)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Putnam is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $120,288 for year ended December 31, 2004 and $111,000 for year ended December 31, 2003.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $3,375 for the year ended December 31, 2004 and $5,000 for the year ended December 31, 2003.

                                                None

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $55,383 in the year ended December 31, 2004 and $37,000 in the year ended December 31, 2003.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

                                                None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	✓	Not to exceed $8,500 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	✓	Not to exceed $8,000 during the Pre-Approval Period

(1)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $5,000 for each set of financial statements

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses	✓	✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,000 per quarter

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee(2)

Review of year-end reporting for 1099’s	✓		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

International tax services (e.g., Taiwan and India)	✓		Not to exceed $5,000 per Fund during the Pre-Approval Period

(2)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses	✓	✓	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	✓		Not to exceed $8,000 per merger during the Pre-Approval Period

Tax services related to the preparation of annual PFIC statements and annual Form 5471(Controlled Foreign Corporation) for structured finance vehicles	✓		Not to exceed $18,000 during the Pre-Approval Period

Tax services related to CLOs and CBOs	✓		Not to exceed $15,000 per quarter

Loan Staff Services	✓	✓	Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating the tax treatment of swaps, swaptions, mortgage-backed securities and other derivatives.	✓		Not to exceed $50,000 during the Pre-Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $25,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	✓		Not to exceed $5,000 per Fund during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services
Dated:    2004

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING INVESTORS TRUST (formerly, THE GCG TRUST)

ING EQUITY TRUST

ING FUNDS TRUST

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $482,713 for year ended December 31, 2004 and $377,873 for fiscal year ended December 31, 2003.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

3

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board.  The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.  The Committee has adopted a written charter that sets forth the policies and procedures of the Committee.  The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate.  Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose.  In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Products Trust

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 7, 2005

By	/s/ Michael J. Roland
Michael J. Roland
Executive Vice President and Chief Financial Officer

Date: March 7, 2005

5